New Issue Marketing Materials

$[444,166,000]

J.P. Morgan Alternative Loan Trust, 2007-A2 Pool 1 Certificates

Issuing Entity

J.P. Morgan Acceptance Corporation I

Depositor

Wells Fargo Bank, N.A.

Master Servicer

J.P. Morgan Mortgage Acquisition Corp.

Sponsor and Seller

J.P. Morgan Securities Inc.

Underwriter

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities referenced in this communication in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful, prior to registration or qualification under the securities laws of any such state or other jurisdiction.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued.

The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the issuer, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.

Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

MBS Trading Desk (212) 834-2499

Contact List

JPMorgan MBS			Rating Agency Contacts
Origination:	Matthew Wong	212-834-5709	Standard & Poor’s	Michael Listner	212-438-2788
	Dennis Ouma	212-834-9148
	Ekaterina Fayn	212-834-9112	Moody’s	Jason Shi	212-553-1709

Trading / Structuring	Greg Boester	212-834-2499	Fitch	Tara Sweeney	212-908-0347
	Eric Norquist	212-834-2499
	Marc Simpson	212-834-2499

Please Direct All Questions to Matthew Wong matthew.e.wong@jpmorgan.com 212-834-5709 Ekaterina Fayn ekaterina.x.fayn@jpmorgan.com 212-834-9112

Pool 1 Bond Summary

$[444,166,000]

(Approximate, Subject to +/- 5% Variance)

J.P. Morgan Alternative Loan Trust

Mortgage Pass-Through Certificates, Series 2007-A2(1)

Class(1)	Approximate Size ($)	Initial Coupon(2)	Est.WAL (yrs.) To Call(3)	Pmt. Window (Mths.) To Call(3)	Approx. Initial C/E (%) (4)	Approx. Targeted C/E (%)(4)(5)	Expected Ratings Moody’s/S&P/ Fitch(4)
1-1A1	399,749,000.00	LIBOR + [ ]	2.43	1-78	15.40	12.00	Aaa / AAA / AAA
1-1A2	44,417,000.00	LIBOR + [ ]	2.43	1-78	6.00	12.00	Aaa / AAA / AAA
1-2A1	345,000,000.00	Non-Offered					Aaa / AAA / AAA
1-2A2	201,916,000.00						Aaa / AAA / AAA
1-2A3	64,278,000.00						Aaa / AAA / AAA
1-2A4	78,463,000.00						Aaa / AAA / AAA
1-2A5	76,628,000.00						Aaa / AAA / AAA
1-M1	20,603,000.00						Aa1 / AA+ / AA+
1-M2	10,946,000.00						Aa2 / AA / AA
1-M3	7,082,000.00						Aa3 / AA / AA
1-M4	4,507,000.00						A1 / AA- / AA-
1-M5	4,507,000.00						A2 / AA- / A+
1-M6	4,507,000.00						A3 / A+ / A
1-B1	6,439,000.00						Baa1 / A+ / A-
1-B2	7,726,000.00						Baa3 / A- / BBB+
CE	10,946,173.57						N/A

(1)

The classes listed hereby and described in this preliminary term sheet are the classes of certificates of J.P. Morgan Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-A2 that relate to a pool of mortgage loans that will be designated as “Pool 1.” No other classes of certificates related to the J.P. Morgan Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-A2 are described in this preliminary term sheet.

(2)

The floating rate margin on the Pool 1 Senior Certificates will double after the optional clean-up call date, if the call is not exercised. The floating rate margin on the Pool 1 Mezzanine and Pool 1 Subordinate Certificates will increase to 1.5 times the original margin after the optional clean-up call if the call is not exercised.

(3)

Calculated at the pricing speed and to the date on which the optional clean-up call is first eligible to be exercised, each as set forth in Summary of Terms below.

(4)

Ratings and credit enhancement levels subject to change upon final confirmation from Moody’s and S&P. Initial credit enhancement levels and targeted credit enhancement levels include the initial overcollateralization amount and targeted overcollateralization amount respectively. The Senior Certificates, other than the Class 1-1A2 and Class 1-2A5 Certificates, benefit from additional credit support from the Class 1-1A2 and Class 1-2A5 Certificates.

(5)

Targeted credit enhancement level on any Distribution Date on and after the Step-Down Date on which a Trigger Event is not in effect.

Please see “Summary of Terms” herein for definitions of all capitalized terms used herein but not otherwise defined.

Total Pool 1 Mortgage Loan Statistics

Aggregate Group 1

All Collateral Statistics set forth in the table below and in the proceeding pages are approximate and subject to change based on final collateral

Please refer to Mortgage Loan Statistics section of this Term Sheet for more detailed collateral tables and statistics

Summary Statistics		Minimum	Maximum
Scheduled Principal Balance:	$1,338,290,962.03	$25,000.00	$2,799,000.00
Number of Mortgage Loans:	3,899
Average Scheduled Principal Balance:	$ 343,239.54

Weighted Average Gross Coupon:	7.081%	4.375%	9.750%
Weighted Average Margin:	2.649%	1.875%	6.850%
Weighted Average Max Rate:	12.337%	8.625%	15.750%
Weighted Average Months to Next Rate Adjustment:	61	7	119
Weighted Average Fico Score (1):	708	620	850
Weighted Average Original LTV (2):	76.20%	12.05%	100.00%
Weighted Average Combined Original LTV (3):	87.80%	12.05%	100.32%
Weighted Average Effective Original LTV (4):	68.47%	12.05%	82.64%
Weighted Average Original Term:	360 months	180 months	480 months
Weighted Average Stated Remaining Term:	357 months	170 months	478 months
Weighted Average Seasoning:	4 months	0 months	20 months
Percent Interest Only Loans:	92.11%

(1)

Represents the non-zero weighted average of the FICO at the time of origination

(2)

Original LTV equals as a percentage, calculated by dividing a) the principal balance at origination by b) the property value at origination.

(3)

Although all of the Mortgage Loans are secured by first liens, this table sets forth the Combined Original LTV Ratio of certain Mortgage Loans having second lien mortgages as of the time of origination. The “Combined Original Loan-to-Value Ratio” of any Mortgage Loan will not reflect the presence or amount of any second lien mortgage loan secured by the same mortgaged property if the related originator does not have sufficient information to provide the relevant second lien mortgage loan information. Such information may not be available if, for example, the related second lien mortgage loan was made by a party other than the applicable originator or the related Mortgage Loan is a refinancing of an existing mortgage loan. Combined Original LTV equals a percentage calculated by dividing a) the sum of the principal balance of the first lien and all known second liens at origination by b) the property value at origination.

(4)

Effective Original LTV for each Mortgage Loan is calculated subtracting a) the applicable coverage percentage of lender-paid mortgage insurance or of the policy provided by UGI from b) the Original LTV of such Mortgage Loan.

Pool 1A Mortgage Loan Statistics

All Collateral Statistics set forth in the table below and in the proceeding pages are approximate and subject to change based on final collateral

Please refer to Mortgage Loan Statistics section of this Term Sheet for more detailed collateral tables and statistics

Summary Statistics		Minimum	Maximum
Scheduled Principal Balance:	$ 491,076,277.41	$ 40,000.00	$ 770,000.00
Number of Mortgage Loans:	2,156
Average Scheduled Principal Balance:	$ 227,771.93

Weighted Average Gross Coupon:	7.083%	4.375%	9.750%
Weighted Average Margin:	2.762%	2.000%	5.00%
Weighted Average Max Rate:	12.391%	9.375%	15.750%
Weighted Average Months to Next Rate Adjustment:	58	9	119
Weighted Average Fico Score (1):	706	620	827
Weighted Average Original LTV (2):	77.28%	16.95%	100.00%
Weighted Average Combined Original LTV (3):	87.52%	16.95%	100.32%
Weighted Average Effective Original LTV (4):	69.76%	16.95%	82.64%
Weighted Average Original Term:	361 months	180 months	480 months
Weighted Average Stated Remaining Term:	356 months	170 months	478 months
Weighted Average Seasoning:	4 months	1 month	12 months
Percent Interest Only Loans:	89.21%

(1)

Represents the non-zero weighted average of the FICO at the time of origination

(2)

Original LTV equals as a percentage, calculated by dividing a) the principal balance at origination by b) the property value at origination.

(3)

Although all of the Mortgage Loans are secured by first liens, this table sets forth the Combined Original LTV Ratio of certain Mortgage Loans having second lien mortgages as of the time of origination. The “Combined Original Loan-to-Value Ratio” of any Mortgage Loan will not reflect the presence or amount of any second lien mortgage loan secured by the same mortgaged property if the related originator does not have sufficient information to provide the relevant second lien mortgage loan information. Such information may not be available if, for example, the related second lien mortgage loan was made by a party other than the applicable originator or the related Mortgage Loan is a refinancing of an existing mortgage loan. Combined Original LTV equals a percentage calculated by dividing a) the sum of the principal balance of the first lien and all known second liens at origination by b) the property value at origination.

(4)

Effective Original LTV for each Mortgage Loan is calculated subtracting a) the applicable coverage percentage of lender-paid mortgage insurance or of the policy provided by UGI from b) the Original LTV of such Mortgage Loan.

Pool 1B Mortgage Loan Statistics

All Collateral Statistics set forth in the table below and in the proceeding pages are approximate and subject to change based on final collateral

Please refer to Mortgage Loan Statistics section of this Term Sheet for more detailed collateral tables and statistics

Summary Statistics		Minimum	Maximum
Scheduled Principal Balance:	$ 847,214,684.62	$ 25,000.00	$ 2,799,000.00
Number of Mortgage Loans:	1,743
Average Scheduled Principal Balance:	$ 486,066.94

Weighted Average Gross Coupon:	7.081%	4.750%	9.650%
Weighted Average Margin:	2.583%	1.875%	6.850%
Weighted Average Max Rate:	12.306%	8.625%	15.650%
Weighted Average Months to Next Rate Adjustment:	63	7	119
Weighted Average Fico Score (1):	709	620	850
Weighted Average Original LTV (2):	75.58%	12.05%	100.00%
Weighted Average Combined Original LTV (3):	87.96%	12.05%	100.00%
Weighted Average Effective Original LTV (4):	67.73%	12.05%	80.00%
Weighted Average Original Term:	360 months	360 months	480 months
Weighted Average Stated Remaining Term:	357 months	340 months	478 months
Weighted Average Seasoning:	3 months	0 months	20 months
Percent Interest Only Loans:	93.80%

(1)

Represents the non-zero weighted average of the FICO at the time of origination

(2)

Original LTV equals as a percentage, calculated by dividing a) the principal balance at origination by b) the property value at origination.

(3)

Although all of the Mortgage Loans are secured by first liens, this table sets forth the Combined Original LTV Ratio of certain Mortgage Loans having second lien mortgages as of the time of origination. The “Combined Original Loan-to-Value Ratio” of any Mortgage Loan will not reflect the presence or amount of any second lien mortgage loan secured by the same mortgaged property if the related originator does not have sufficient information to provide the relevant second lien mortgage loan information. Such information may not be available if, for example, the related second lien mortgage loan was made by a party other than the applicable originator or the related Mortgage Loan is a refinancing of an existing mortgage loan. Combined Original LTV equals a percentage calculated by dividing a) the sum of the principal balance of the first lien and all known second liens at origination by b) the property value at origination.

(4)

Effective Original LTV for each Mortgage Loan is calculated subtracting a) the applicable coverage percentage of lender-paid mortgage insurance or of the policy provided by UGI from b) the Original LTV of such Mortgage Loan.

Subgroup UGI (Underwriter Paid MI)

Mortgage Loan Statistics

All Collateral Statistics set forth in the table below and in the proceeding pages are approximate and subject to change based on final collateral

Please refer to Mortgage Loan Statistics section of this Term Sheet for more detailed collateral tables and statistics

Summary Statistics		Minimum	Maximum
Scheduled Principal Balance:	$ 674,393,184.46	$ 46,676.56	$ 2,160,000.00
Number of Mortgage Loans:	1,927
Average Scheduled Principal Balance:	$ 349,970.52

Weighted Average Gross Coupon:	6.947%	4.750%	9.000%
Weighted Average Margin:	2.622%	1.875%	6.850%
Weighted Average Max Rate:	12.174%	9.750%	14.750%
Weighted Average Months to Next Rate Adjustment:	60	7	119
Weighted Average Fico Score (1):	713	620	813
Weighted Average Original LTV (2):	77.97%	65.68%	80.00%
Weighted Average Combined Original LTV (3):	95.73%	80.21%	100.00%
Weighted Average Effective Original LTV (4):	65.00%	65.0%	65.00%
Weighted Average Original Term:	360 months	360 months	360 months
Weighted Average Stated Remaining Term:	356 months	340 months	360 months
Weighted Average Seasoning:	4 months	0 months	20 months
Percent Interest Only Loans:	94.28%

(1)

Represents the non-zero weighted average of the FICO at the time of origination

(2)

Original LTV equals as a percentage, calculated by dividing a) the principal balance at origination by b) the property value at origination.

(3)

Although all of the Mortgage Loans are secured by first liens, this table sets forth the Combined Original LTV Ratio of certain Mortgage Loans having second lien mortgages as of the time of origination. The “Combined Original Loan-to-Value Ratio” of any Mortgage Loan will not reflect the presence or amount of any second lien mortgage loan secured by the same mortgaged property if the related originator does not have sufficient information to provide the relevant second lien mortgage loan information. Such information may not be available if, for example, the related second lien mortgage loan was made by a party other than the applicable originator or the related Mortgage Loan is a refinancing of an existing mortgage loan. Combined Original LTV equals a percentage calculated by dividing a) the sum of the principal balance of the first lien and all known second liens at origination by b) the property value at origination.

(4)

Effective Original LTV for each Mortgage Loan is calculated subtracting a) the applicable coverage percentage of lender-paid mortgage insurance or of the policy provided by UGI from b) the Original LTV of such Mortgage Loan.

Structure

Overview

Pool 1 Senior Certificates

•

Interest will accrue on the Class 1-1A1, Class 1-1A2, Class 1-2A1, Class 1-2A2, Class 1-2A3, Class 1-2A4, and Class 1-2A5 Certificates (the “Pool 1 Senior Certificates”) at a rate, not to exceed 11.50%, of 1-Month LIBOR plus a predetermined margin, subject to a cap equal to the related Senior Net WAC Cap (as defined herein), on an Actual/360 basis with 0 days delay.

•

The Pool 1 Senior Certificates will be entitled to all principal payments on each Distribution Date prior to the Step-Down Date or on which a Trigger Event is in effect, until these certificates have been paid in full.

•

For any Distribution Date on or after the Step-Down Date on which a Trigger Event is not in effect, the Pool 1 Senior Certificates will be entitled to receive principal based on their collective target credit enhancement level.

•

On any Distribution Date on which the remaining principal balance of all of the Pool 1 Subordinate Certificates and the Pool 1 Mezzanine Certificates has been reduced to zero, realized losses attributable to mortgage loans in Pool 1A and Pool 1B will be allocated to the Class 1-1A2 and Class 1-2A5 (the “Senior Support Certificates”), respectively.

Mezzanine and Subordinate Certificates

•

The Class 1-M1, Class 1-M2, Class 1-M3, Class 1-M4, Class 1-M5 and Class 1-M6 Certificates (the “Pool 1 Mezzanine Certificates”) will receive distributions at a higher priority than the Class 1-B-1 and Class 1-B-2 Certificates (the “Pool 1 Subordinate Certificates”). Among the Pool 1 Mezzanine Certificates, the classes with higher numerical designations will be subordinated to classes with lower numerical designations. Among the Pool 1 Subordinate Certificates, the Class 1-B-2 Certificates will be subordinated to the Class 1-B-1 Certificates.

•

Interest will accrue on the Pool 1 Mezzanine and Pool 1 Subordinate Certificates at a rate of 1-Month LIBOR plus a predetermined margin, not to exceed 11.50%, subject to a cap equal to the Subordinate Net WAC Cap (as defined herein), on an Actual/360 basis with 0 days delay.

•

On each Distribution Date prior to the Step-Down Date or on which a Trigger Event is in effect, the Pool 1 Mezzanine and Pool 1 Subordinate Certificates will receive principal only in the event that the Pool 1 Senior Certificates have been paid in full on or prior to such date.

•

For any Distribution Date on or after the Step-Down Date on which a Trigger Event is not in effect, the Pool 1 Mezzanine and Pool 1 Subordinate Certificates will receive principal sequentially up to the amount required to reach the related target credit enhancement level for such Distribution Date.

Subordination of Class M and B Certificates

Priority of Payment

The initial enhancement percentages take into account the initial overcollateralization (“O/C”) amount of approximately [0.85]% of the Cut-off Date balance of the pool 1 mortgage loans.

On or after the Step-Down Date (provided a Trigger Event is not in effect) the O/C amount will step-down to approximately [1.70]% of the then current balance of the pool 1 mortgage loans, subject to an O/C floor of [0.50]% of the Cut-off Date balance of the pool 1 mortgage loans.

Pool 1 Senior Certificates(1) [15.40]% C/E Super Senior [ 6.00]% C/E Senior Support

Loss Allocation

On each Distribution Date, realized losses on the mortgage loans will be allocated first, to excess interest otherwise payable to the Class CE Certificates, second, to Net Swap/Cap Payments received under the Interest Rate Swap/Cap Agreement, third to the Overcollateralized Amount, fourth to the Pool 1 Subordinate Certificates and then the Pool 1 Mezzanine Certificates, in reverse order of priority of distribution, and fifth, to the Class 1-1A1 Certificates or Class 1-2A5 Certificates, allocated based on the portion of realized losses attributable to mortgage loans in Pool 1A or 1B, respectively.

Class 1-M1 [4.40]% C/E
Class 1-M2 [3.55]% C/E
Class 1-M3 [3.00]% C/E
Class 1-M4 [2.65]% C/E
Class 1-M5 [2.30]% C/E
Class 1-M6 [1.95]% C/E
Class 1-B1 [1.45]% C/E
Class 1-B2 [0.85]% C/E

Overcollateralization

Initial O/C Amount: Approximately [0.85]% of the Cut-off Date balance of the pool 1 mortgage loans.

Target O/C Amount: (a) On or after the Step-Down Date, provided a Trigger Event is not in effect, approximately [1.70]% of the then current pool 1 mortgage loan balance, subject to a floor of [0.50]% of the pool 1 mortgage loan balance as of the Cut-off Date.

Excess Spread Any excess spread will cover interest shortfalls, cumulative losses, and net wac cap carryover amounts before being distributed to the holders of the Class CE Certificates.

(1) Pool 1 Senior Certificates share preferential right to receive interest over the Pool 1 Mezzanine and Pool 1 Subordinate Certificates

Trigger Event

A Trigger Event is in effect with respect to any Distribution Date on or after the Step-Down Date if either (i) the percentage obtained by dividing (x) the principal balance of the pool 1 mortgage loans that are 60 days or more delinquent or REO or in bankruptcy or in foreclosure as of the last day of the prior calendar month by (y) the principal balance of the related mortgage loans as of the last day of the prior calendar month, is greater than [40.00]% (subject to rating agency approval) of the Pool 1 Senior Enhancement Percentage for the related Distribution Date or if (ii) the cumulative realized losses on the pool 1 mortgage loans exceeds the percentage of the mortgage loans as of the Cut off Date set forth in the following table:

Range of Distribution Dates (subject to rating agency approval)	Percentage (subject to rating agency approval)
June 2009 – May 2010	[0.20]%*
June 2010 – May 2011	[1.00]%*
June 2011 – May 2012	[1.25]%*
June 2012 – May 2013	[1.50]%*
June 2013 and thereafter	[1.75]%

*

The percentages indicated are the percentages applicable for the first Distribution Date in the corresponding range of Distribution Dates. The percentage for each succeeding Distribution Date in the range increases incrementally by 1/12th of the positive difference between the percentage applicable to the first Distribution Date in that range and the first Distribution Date in the succeeding range.

Priority of Distributions

Distributions of Interest

On each Distribution Date, the Pool 1 Interest Remittance Amount for such Distribution Date will be distributed in the order of priority described below, provided that amounts received in respect of interest from mortgage loans in Pool 1A shall be distributed first to the Pool 1A Senior Certificates, and amounts received in respect of interest from mortgage loans in Pool 1B shall be distributed first to the Pool 1B Senior Certificates:

1.

To cover any Net Swap Payments and any Swap Termination Payments (unless the Swap Provider is the defaulting party under the Swap Agreement) owed to the Swap Provider;

2.

To the Pool 1 Senior Certificates, the related Interest Distribution Amount;

3.

To the Pool 1 Senior Certificates, the related unpaid Interest Shortfall, if any;

4.

To the Class 1-M1 Certificates, the Interest Distribution Amount allocable to such certificates;

5.

To the Class 1-M2 Certificates, the Interest Distribution Amount allocable to such certificates;

6.

To the Class 1-M3 Certificates, the Interest Distribution Amount allocable to such certificates;

7.

To the Class 1-M4 Certificates, the Interest Distribution Amount allocable to such certificates;

8.

To the Class 1-M5 Certificates, the Interest Distribution Amount allocable to such certificates;

9.

To the Class 1-M6 Certificates, the Interest Distribution Amount allocable to such certificates;

10.

To the Class 1-B-1 Certificates, the Interest Distribution Amount allocable to such certificates;

11.

To the Class 1-B-2 Certificates, the Interest Distribution Amount allocable to such certificates;

Any Pool 1 Interest Remittance Amounts remaining undistributed following these distributions will be distributed as Net Monthly Excess Cashflow for such Distribution Date in accordance with the priorities set forth below.

Distributions of Principal

On each Distribution Date prior to the Step-Down Date or on which a Trigger Event is in effect, the Pool 1 Principal Distribution Amount for such Distribution Date will be distributed in the order of priority described below:

1.

To cover any Net Swap Payments and any Swap Termination Payments (unless the Swap Provider is the defaulting party under the Swap Agreement) owed to the Swap Provider, not previously paid with Interest Distributions.

2.

To the Pool 1A Senior Certificates, the Pool 1A Principal Distribution Amount, as follows:

a.

on any Distribution Date on which a Sequential Trigger Event is not in effect, concurrently, pro rata, to the Pool 1A Senior Certificates; or

b.

on any Distribution Date on which a Sequential Trigger Event is in effect, sequentially, to the Class 1-1A1 Certificates and Class 1-1A2 Certificates, in that order, until their respective class certificate balances have been reduced to zero;

3.

To the Pool 1B Senior Certificates, the Pool 1B Principal Distribution Amount as follows:

a.

To the Pool 1B Senior Certificates concurrently:

i)

Approximately [90.0000652498744]% to the Class 1-2A1, Class 1-2A2, Class 1-2A3, and Class 1-2A4 Certificates, concurrently as follows:

i.

Approximately [50.0248674341013]% to the Class Class 1-2A1 Certificates, until the class principal amount thereof has been reduced to zero;

ii.

Approximately [49.9751325658987]% to the Class 1-2A2, Class 1-2A3, and Class 1-2A4 Certificates, sequentially, in that order, until the class principal amounts thereof have been reduced to zero;

ii)

Approximately [9.9999347501256]% to the Class Class 1-2A5 Certificates, until the class principal amount thereof has been reduced to zero;

4.

To the Pool 1A Senior Certificates, the Pool 1B Principal Distribution Amount as set forth in clause 2.a above;

5.

To the Pool 1B Senior Certificates, the Pool 1A Principal Distribution Amount as set forth in clause 3.a above;

6.

To the Class 1-M1 Certificates, until the class principal amount thereof has been reduced to zero;

7.

To the Class 1-M2 Certificates, until the class principal amount thereof has been reduced to zero;

8.

To the Class 1-M3 Certificates, until the class principal amount thereof has been reduced to zero;

9.

To the Class 1-M4 Certificates, until the class principal amount thereof has been reduced to zero;

10.

To the Class 1-M5 Certificates, until the class principal amount thereof has been reduced to zero;

11.

To the Class 1-M6 Certificates, until the class principal amount thereof has been reduced to zero;

12.

To the Class 1-B-1 Certificates, until the class principal amount thereof has been reduced to zero;

13.

To the Class 1-B-2 Certificates, until the class principal amount thereof has been reduced to zero; and

Any Pool 1 Principal Distribution Amount remaining undistributed following these distributions will be distributed as Net Monthly Excess Cashflow in accordance with the priority set forth below.

On each Distribution Date, on or after the Step-Down Date and on which a Trigger Event is not in effect, the Pool 1 Principal Distribution Amount for such Distribution Date will be distributed in the order of priority described below:

1.

To cover any Net Swap Payments and any Swap Termination Payments (unless the Swap Provider is the defaulting party under the Swap Agreement) owed to the Swap Provider, not previously paid with Interest Distributions.

2.

To the Pool 1A Senior Certificates, up to the Pool 1A Senior Principal Distribution Amount, as follows:

a.

on any Distribution Date on which a Sequential Trigger Event is not in effect, concurrently, pro rata, to the Pool 1A Senior Certificates; or

b.

on any Distribution Date on which a Sequential Trigger Event is in effect, sequentially, to the Class 1-1A1 Certificates and Class 1-1A2 Certificates, in that order, until their respective class certificate balances have been reduced to zero;

3.

To the Pool 1B Senior Certificates, up to the Pool 1B Senior Principal Distribution Amount as follows:

a.

To the Pool 1B Senior Certificates concurrently:

i)

Approximately [90.0000652498744]% to the Class 1-2A1, Class 1-2A2, Class 1-2A3, and Class 1-2A4 Certificates, concurrently as follows:

i.

Approximately [50.0248674341013]% to the Class Class 1-2A1 Certificates, until the class principal amount thereof has been reduced to zero;

ii.

Approximately [49.9751325658987]% to the Class 1-2A2, Class 1-2A3, and Class 1-2A4 Certificates, sequentially, in that order, until the class principal amounts thereof have been reduced to zero;

ii)

Approximately [9.9999347501256]% to the Class Class 1-2A5 Certificates, until the class principal amount thereof have been reduced to zero;

4.

To the Pool 1A Senior Certificates, pursuant to clause 2.a above;

5.

To the Pool 1B Senior Certificates, pursuant to clause 3.a above;

6.

To the Class 1-M1 Certificates, the related Subordinate Class Principal Distribution Amount for such Distribution Date, until the Class Principal Amount thereof has been reduced to zero;

7.

To the Class 1-M2 Certificates, the related Subordinate Class Principal Distribution Amount for such Distribution Date, until the Class Principal Amount thereof has been reduced to zero;

8.

To the Class 1-M3 Certificates, the related Subordinate Class Principal Distribution Amount for such Distribution Date, until the Class Principal Amount thereof has been reduced to zero;

9.

To the Class 1-M4 Certificates, the related Subordinate Class Principal Distribution Amount for such Distribution Date, until the Class Principal Amount thereof has been reduced to zero;

10.

To the Class 1-M5 Certificates, the related Subordinate Class Principal Distribution Amount for such Distribution Date, until the Class Principal Amount thereof has been reduced to zero;

11.

To the Class 1-M6 Certificates, the related Subordinate Class Principal Distribution Amount for such Distribution Date, until the Class Principal Amount thereof has been reduced to zero;

12.

To the Class 1-B-1 Certificates, the related Subordinate Class Principal Distribution Amount for such Distribution Date, until the Class Principal Amount thereof has been reduced to zero; and

13.

To the Class 1-B-2 Certificates, the related Subordinate Class Principal Distribution Amount for such Distribution Date, until the Class Principal Amount thereof has been reduced to zero.

Any Pool 1 Principal Distribution Amount remaining undistributed following these distributions will be distributed as Net Monthly Excess Cashflow in accordance with the priority set forth below.

Overcollateralization Provisions

On each Distribution Date, the Net Monthly Excess Cashflow, if any, will be applied on such Distribution Date as an accelerated payment of principal on the class or classes of Certificates then entitled to receive distributions in respect of principal, but only to the extent necessary to maintain the Overcollateralization Amount at the Overcollateralization Target Amount.

With respect to any Distribution Date, any Net Monthly Excess Cashflow will be paid as follows:

1.

To the class or classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to any Overcollateralization Increase Amount, payable to such holders as part of the Pool 1 Principal Distribution Amount in accordance with the priorities described above and allocated among the Pool 1A Senior Certificates and the Pool 1B Senior Certificates based on the Pool 1A Percentage and Pool 1B Percentage, respectively;

2.

Concurrently,

a.

To the Class 1-1A2 Certificates, in an amount equal to the Unpaid Realized Loss Amount allocable to such class (after giving effect to amounts paid under the Supplemental Interest Trust for such Distribution Date), and

b.

To the Class 1-2A5 Certificates, in an amount equal to the Unpaid Realized Loss Amount allocable to such class (after giving effect to amounts paid under the Supplemental Interest Trust for such Distribution Date);

3.

To the Class 1-M1 Certificates, the unpaid Interest Shortfall allocable to such class (after giving effect to amounts paid under the Supplemental Interest Trust for such Distribution Date);

4.

To the Class 1-M1 Certificates, the Unpaid Realized Loss Amount allocable to such class (after giving effect to amounts paid under the Supplemental Interest Trust for such Distribution Date);

5.

To the Class 1-M2 Certificates, the unpaid Interest Shortfall allocable to such class (after giving effect to amounts paid under the Supplemental Interest Trust for such Distribution Date);

6.

To the Class 1-M2 Certificates, the Unpaid Realized Loss Amount allocable to such class (after giving effect to amounts paid under the Supplemental Interest Trust for such Distribution Date);

7.

To the Class 1-M3 Certificates, the unpaid Interest Shortfall allocable to such class (after giving effect to amounts paid under the Supplemental Interest Trust for such Distribution Date);

8.

To the Class 1-M3 Certificates, the Unpaid Realized Loss Amount allocable to such class (after giving effect to amounts paid under the Supplemental Interest Trust for such Distribution Date);

9.

To the Class 1-M4 Certificates, the unpaid Interest Shortfall allocable to such class (after giving effect to amounts paid under the Supplemental Interest Trust for such Distribution Date);

10.

To the Class 1-M4 Certificates, the Unpaid Realized Loss Amount allocable to such class (after giving effect to amounts paid under the Supplemental Interest Trust for such Distribution Date);

11.

To the Class 1-M5 Certificates, the unpaid Interest Shortfall allocable to such class (after giving effect to amounts paid under the Supplemental Interest Trust for such Distribution Date);

12.

To the Class 1-M5 Certificates, the Unpaid Realized Loss Amount allocable to such class (after giving effect to amounts paid under the Supplemental Interest Trust for such Distribution Date);

13.

To the Class 1-M6 Certificates, the unpaid Interest Shortfall allocable to such class (after giving effect to amounts paid under the Supplemental Interest Trust for such Distribution Date);

14.

To the Class 1-M6 Certificates, the Unpaid Realized Loss Amount allocable to such class (after giving effect to amounts paid under the Supplemental Interest Trust for such Distribution Date);

15.

To the Class 1-B-1 Certificates, the unpaid Interest Shortfall allocable to such class (after giving effect to amounts paid under the Supplemental Interest Trust for such Distribution Date);

16.

To the Class 1-B-1 Certificates, the Unpaid Realized Loss Amount allocable to such class (after giving effect to amounts paid under the Supplemental Interest Trust for such Distribution Date);

17.

To the Class 1-B-2 Certificates, the unpaid Interest Shortfall allocable to such class (after giving effect to amounts paid under the Supplemental Interest Trust for such Distribution Date);

18.

To the Class 1-B-2 Certificates, the Unpaid Realized Loss Amount allocable to such class (after giving effect to amounts paid under the Supplemental Interest Trust for such Distribution Date);

19.

First, to the Pool 1 Senior Certificates, pro rata based on the related Net WAC Cap Carryover Amounts outstanding, any Net WAC Cap Carryover Amounts for such Distribution Date, and second, to the Pool 1 Mezzanine and Pool 1 Subordinate Certificates, in order of seniority, any Net WAC Cap Carryover Amounts for such Distribution Date (in each case after giving effect to amounts paid under the Supplemental Interest Trust for such Distribution Date);

20.

To the Securities Administrator, Custodian, and/or Trustee in respect of any unreimbursed expenses and indemnifications owing thereto;

21.

To the Swap Provicer, any unpaid Swap Termination Payments; and

22.

To the Class CE Certificates.

Interest Rate Swap and Cap Agreement

On the Closing Date, the Securities Administrator on behalf of the Supplemental Interest Trust (a separate trust created under the Pooling and Servicing Agreement (the “Supplemental Interest Trust”)) will enter into Swap Agreement and a Cap Agreement for the benefit of the LIBOR Certificates.

Under the Swap Agreement, prior to each Distribution Date, the supplemental interest trust will be obligated to pay an amount equal to the product of a) the related Notional Amount as set forth in the Swap Schedule b) approximately [5.19]%, and c) a fraction, the numerator of which is 30 (or 25, in the case of the first Distribution Date) and the denominator of which is 360, and the supplemental interest trust will be entitled to receive from the Swap Provider an amount equal to the product of a) the related Notional Amount as set forth in the Swap Schedule, b) 1-Month LIBOR for such Distribution Date, and c) a fraction, the numerator of which is the actual number of days in the related accrual period, and the denominator of which is 360. Only the net amount of the two obligations (the “Net Swap Payment”) will be paid by the appropriate party.

Generally, the Net Swap Payment will be deposited into a swap account (the “Swap Account”) by the Securities Administrator pursuant to the Pooling and Servicing Agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement.

Upon early termination of the Swap Agreement, the Trust or the Swap Provider may be liable to make a termination payment (the ‘‘Swap Termination Payment’’) to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. In the event that the supplemental interest trust is required to make a Swap Termination Payment, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, generally, prior to distributions to Certificateholders.

Under the Cap Agreement, the Cap Provider will be obligated to pay to the Supplemental Interest Trust an amount equal to the product of a) the excess, if any, of LIBOR (subject to the Rate Cap Ceiling of 11.50%) over the related Cap Strike Rate (as set forth on the Cap Agreement Schedule attached hereto), b) the related Notional Amount (as set forth on the Cap Agreement Schedule attached hereto) for such Distribution Date and c) a fraction, the numerator of which is the actual number of days elapsed from and including the 25th of the month prior to the month of such Distribution Date to and including the 24th of the month of such Distribution Date, and the denominator of which is 360.

On each Distribution Date, Net Swap Payments made by the Swap Provider and Cap Payments made by the Cap Provider to the Supplemental Interest Trust will be distributed as follows:

i.

To the Pool 1 Principal Remittance Amount, in an amount equal to the Realized Losses on the Pool 1 Mortgage Loans during the related Due Period;

ii.

Up to a total amount necessary to maintain the applicable Overcollateralization Target Amount, first to the Pool 1 Senior Certificates, in accordance with the principal payment provisions described above in “Distributions of Principal”, and second, to the Pool 1 Mezzanine and Pool 1 Subordinate Certificates, sequentially, in accordance with the principal payment provisions described above in “Distributions of Principal”.

iii.

To the Pool 1 Senior Certificates, pro rata, any related unpaid interest shortfalls and accrued interest thereon;

iv.

To the Pool 1 Mezzanine and Pool 1 Subordinate Certificates, in order of seniority, any related unpaid interest shortfalls and accrued interest thereon;

v.

To the Pool 1 Senior Certificates, pro rata, based on related Net WAC Cap Carryover Amounts outstanding, any related unpaid Net WAC Cap Carryover Amounts;

vi.

To the Pool 1 Mezzanine and Pool 1 Subordinate Certificates, in order of seniority, any remaining unpaid Net WAC Cap Carryover Amounts;

vii.

Concurrently,

a.

To the Class 1-1A2 Certificates, any Unpaid Realized Loss Amounts allocable to such class, and

b.

To the Class 1-2A5 Certificates, any Unpaid Realized Loss Amounts allocable to such class;

viii.

To the Pool 1 Mezzanine and Pool 1 Subordinate Certificates, in order of seniority, any Unpaid Realized Loss Amounts.

ix.

To the Class CE Certificates, as specified in the Pooling and Servicing Agreement.

Notwithstanding the above, amounts paid in respect of principal (pursuant to clauses (i), (ii), (vii), and (viii) above) may not exceed cumulative Realized Losses incurred on the Pool 1 Mortgage Loans since the Cut-off Date.

Deal Summary

Issuing Entity	J.P. Morgan Alternative Loan Trust, 2007-A2

Pool 1 Offered Certificates

The Class 1-1A1, Class 1-1A2 Certificates are the “Pool 1 Offered Certificates”. In addition to the Pool 1 Offered Certificates, the trust fund will issue fourteen other classes of certificates related to pool 1 mortgage loans, including the Pool 1B Senior Certificates, Pool 1 Mezzanine Certificates, and Pool 1 Subordinate Certificates, and the Class CE Certificates.

Pool 1A Senior Certificates:	Class 1-1A1 Class 1-1A2
Pool 1B Senior Certificates:	Class 1-2A1, Class 1-2A2, Class 1-2A3, Class 1-2A4, Class 1-2A5
Pool 1 Senior Certificates:	Pool 1A Senior Certificates and Pool 1B Senior Certificates
Pool 1 Mezzanine Certificates:	Class 1-M1, Class 1-M2, Class 1-M3, Class 1-M4, Class 1-M5, and Class 1-M6
Pool 1 Subordinate Certificates:	Class 1-B-1, Class 1-B-2,
LIBOR Certificates:	Pool 1 Senior Certificates, Pool 1 Mezzanine Certificates, and Pool 1 Subordinate Certificates

Lead Underwriter	J.P. Morgan Securities, Inc.
Seller	J.P. Morgan Mortgage Acquisition Corp.
Depositor	J.P. Morgan Acceptance Corporation I
Trustee	U.S. Bank National Association
Master Servicer	Wells Fargo Bank, N.A.
Servicers	JPMorgan Chase Bank, National Association and certain other servicers will act as a servicer of a portion of the mortgage loans.
Custodian	JPMorgan Chase Bank, National Association and The Bank of New York Trust Company, N.A.
Swap Provider	JPMorgan Chase Bank, National Association
Cap Provider	JPMorgan Chase Bank, National Association
Cut-off Date	May 1, 2007
Settlement Date	On or around May 31, 2007
Optional Clean-Up Call

The Clean-Up Call option may be exercised on the first Distribution Date on which the current balance of the mortgage loans reaches 10% of its Cut-off Date balance and on each Distribution Date thereafter.

Pricing Prepayment Speed	30% Constant Prepayment Rate (“CPR”).

Summary of Terms

Administrative Fees

For any Distribution Date and pool is the sum of the servicing fee, master servicing fee, any applicable lender paid and underwirter paid mortgage insurance fees, or any other administrative fees related to the mortgage loans in such pool.

Cap Agreement	An agreement entered into by the Securities Administrator on behalf of the Supplemental Interest Trust and the Cap Provider for the benefit of the LIBOR Certificates.
Current Principal Balance	For any Distribution Date and Mortgage Loan, the stated principal balance of such Mortgage Loan as of the last day of the related Due Period.
Distribution Date	25th day of each month (or the next business day if the 25th is not a business day), commencing in June 2007.
Due Period

With respect to a Mortgage Loan and any Distribution Date, the period beginning on the second day of the calendar month preceding the month in which such Distribution Date occurs and ending on the first day of the calendar month in which such Distribution Date occurs.

Interest Distribution Amount

With respect to each class of Pool 1 Certificates entitled to interest and any Distribution Date, the amount of interest accrued during the related accrual period at the related certificate interest rate on the related class principal amount for such Distribution Date.

Interest Shortfall

With respect to any class of Pool 1 Certificates entitled to interest and any Distribution Date, the amount by which (i) the Interest Distribution Amount for such class on all prior Distribution Dates exceeds (ii) amounts distributed in respect thereof to such class on prior Distribution Dates.

LIBOR Certificates	Pool 1 Senior Certificates, Pool 1 Mezzanine Certificates, and Pool 1 Subordinate Certificates.
Mortgage Pool	Pool 1A or Pool 1B, as the context requires.
Mortgage Insurance

All of the mortgage loans with loan to value ratios greater than 80.00% are covered by a primary mortgage insurance policy.

Approximately [50.39]% of the Pool 1 mortgage loans are covered by mortgage insurance provided by United Guaranty, the premium of which will be paid in reduction of the interest available for distribution from each of such covered loans. For each covered loan, the policy will generally insure losses and accumulated interest & expenses up to an amount (the “Covered Amount”) approximately equal to the lesser of x) 150,000 and y) the product of a) a fraction, the numerator of which is the excess of the LTV of such mortgage loan as of the Cut-off Date over 65.00 and the denominator of which is the LTV of such mortgage loan as of the Cut-off Date and b) the Cut-off Date principal balance of such mortgage loan. Notwithstanding the foregoing, the policy carries an initial deductible amount equal to 0.50% of the Cut-off Date balance of the Pool 1 mortgage loans that are covered by the policy, and the cumulative aggregate amount of all payments made by the policy to the Trust shall not exceed 2.50% of the Cut-off Date balance of the Pool 1 mortgage loans that are covered by the policy.

The weighted average effective LTV of the Pool 1 mortgage loans is [68.47]%.

Net Monthly Excess Cashflow

For any Distribution Date is equal to the sum of (a) any Overcollateralization Release Amount and (b) the excess of (x) the available distribution amount for Pool 1 for such Distribution Date over (y) the sum for such Distribution Date of (A) the Interest Distribution Amounts for the Pool 1 Certificates, (B) the Interest Shortfall for the Pool 1 Senior Certificates, (C) Net Swap Payment made by the Supplemental Interest Trust and any Swap Termination Payments (unless the Swap Provider is the defaulting party) and (D) the Pool 1 Principal Remittance Amount.

Net Prepayment Interest Shortfall

With respect to Pool 1 and any Distribution Date, the amount by which a prepayment interest shortfall for the related prepayment period exceeds the amount that the Master Servicer is obligated to remit pursuant to the Pooling and Servicing Agreement and/or each Servicer is obligated to remit pursuant to the applicable Purchase and Servicing Agreement, to cover such shortfall for such due period.

Net WAC

For any Distribution Date and the Pool 1 Mortgage Loans, a per annum rate equal to 12 multiplied by the excess of (A) a fraction, (x) the numerator of which is the total scheduled interest on the Pool 1 Mortgage Loans for the related accrual period, net of related Administrative Fees and (y) the denominator of which is the aggregate principal balance of the Pool 1 Mortgage Loans as of the first day of the applicable due period (after giving effect to principal payments in the prepayment period that ends during such due period) over (B) a fraction, (x) the numerator of which is the sum of any Net Swap Payment made to the Swap Provider and any Swap Termination Payment (unless the Swap Provider is the defaulting party) made to the Swap Provider for such Distribution Date, and (y) the denominator of which is the aggregate principal balance of the Pool 1 Mortgage as of the first day of the applicable due period (after giving effect to principal payments in the prepayment period that ends during such due period).

Net WAC Cap Carryover Amount

If on any Distribution Date the interest rate on any class of Certificates equals the related Net WAC Cap, the sum of x) the amount of interest that would have been distributed to such class if the interest rate on the such class had not been limited by the related Net WAC Cap, and y) the aggregate of such carryover remaining unpaid from previous Distribution Dates together with accrued interest at the lesser of (a) LIBOR plus the applicable margin and (b) 11.50%.

Net WAC Cap 1A	For any Distribution Date, a per annum rate equal to the Net WAC for Pool 1A, adjusted for the actual number of days in the related interest accrual period.
Net WAC Cap 1B	For any Distribution Date, a per annum rate equal to the Net WAC for Pool 1B, adjusted for the actual number of days in the related interest accrual period.
Overcollateralization Amount

For any Distribution Date, the amount, if any, by which (x) the aggregate Current Principal Balance of the Pool 1 Mortgage Loans exceeds (y) the sum of the aggregate class principal amount of the Pool 1 Certificates (other than the Class CE Certificates) as of such Distribution Date (assuming that 100% of the Pool 1 Principal Remittance Amount is applied as a principal payment on such Distribution Date). Initially, the Overcollateralization Amount will be approximately [ 0.85]% of the aggregate stated principal balance of the Pool 1 Mortgage Loans as of the Cut-off Date.

Overcollateralization Deficiency Amount	With respect to any Distribution Date, the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralization Amount on such Distribution Date.
Overcollateralization Floor

With respect to any Distribution Date prior to [June 2027], the product of (i) 0.50% and (ii) the aggregate Stated Principal Balance of the Pool 1 Mortgage Loans as of the Cut-off Date. With respect to any Distribution Date on or after [June 2027], the greater of (a) the product of (i) 0.50% and (ii) the aggregate Stated Principal Balance of the Pool 1 Mortgage Loans as of the Cut-off Date and (b) the sum of (i) the aggregate Stated Principal Balance of the 40-year Pool 1 Mortgage Loans as of the end of the related Due Period and (ii) the product of (x) 0.10% and (y) the aggregate Stated Principal Balance of the Pool 1 Mortgage Loans as of the Cut-off Date.

Overcollateralization Increase Amount	For any Distribution Date is the lesser of (x) the Net Monthly Excess Cashflow for such Distribution Date and (y) the Overcollateralization Deficiency Amount for such Distribution Date.
Overcollateralization Release Amount

With respect to any Distribution Date, the lesser of (x) the Pool 1 Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (1) the Overcollateralization Amount for such Distribution Date over (2) the Overcollateralization Target Amount for such Distribution Date.

Overcollateralization Target Amount

With respect to any Distribution Date (1) prior to the Step-Down Date, approximately [0.85]% of the aggregate stated principal balance of the Pool 1 Mortgage Loans as of the Cut-off Date, or (2) on or after the Step-Down Date, (A) if a Trigger Event is not in effect, the greater of (x) approximately [1.70]% of the aggregate Current Principal Balance of the Pool 1 Mortgage Loans and (y) the Overcollateralization Floor, and (B) if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date.

Pool 1A Basic Principal Distribution Amount

With respect to any Distribution Date, the excess of (i) the Pool 1A Principal Remittance Amount for such Distribution Date over (ii) the product of (x) the Overcollateralization Release Amount, if any, for such Distribution Date and (y) the Pool 1A Percentage.

Pool 1B Basic Principal Distribution Amount

With respect to any Distribution Date, the excess of (i) the Pool 1B Principal Remittance Amount for such Distribution Date over (ii) the product of (x) the Overcollateralization Release Amount, if any, for such Distribution Date and (y) the Pool 1B Percentage.

Pool 1A Mortgage Loans	The conventional, adjustable rate mortgage loans secured by first liens on the Mortgaged Properties included in Pool 1A of the Issuing Entity as of the Closing Date.
Pool 1B Mortgage Loans	The conventional, adjustable rate mortgage loans secured by first liens on the Mortgaged Properties included in Pool 1B of the Issuing Entity as of the Closing Date.
Pool 1A Percentage

An amount equal to, with respect to any Distribution Date, the percentage, equal to a fraction, the numerator of which is the Pool 1A Principal Remittance Amount for such Distribution Date and the denominator of which is the Pool 1 Principal Remittance Amount for such Distribution Date.

Pool 1B Percentage

An amount equal to, with respect to any Distribution Date, the percentage, equal to a fraction, the numerator of which is the Pool 1B Principal Remittance Amount for such Distribution Date and the denominator of which is the Pool 1 Principal Remittance Amount for such Distribution Date.

Pool 1A Principal Distribution Amount

With respect to any Distribution Date is sum of (i) the Pool 1A Basic Principal Distribution Amount for such Distribution Date and (ii) the product of (x) the Overcollateralization Increase Amount for such Distribution Date and (y) the the Pool 1A Percentage.

Pool 1B Principal Distribution Amount

With respect to any Distribution Date is sum of (i) the Pool 1B Basic Principal Distribution Amount for such Distribution Date and (ii) the product of (x) the Overcollateralization Increase Amount for such Distribution Date and (y) the the Pool 1B Percentage.

Pool 1A Principal Remittance Amount	With respect to any distribution date, the portion of the Pool 1 Principal Remittance Amount for such Distribution Date derived from the Pool 1A Mortgage Loans.
Pool 1B Principal Remitance Amount	With respect to any distribution date, the portion of the Pool 1 Principal Remittance Amount for such Distribution Date derived from the Pool 1B Mortgage Loans.
Pool 1A Senior Principal Distribution Amount	An amount equal to the Pool 1 Senior Principal Distribution Amount multiplied by the Pool 1A Percentage.
Pool 1B Senior Principal Distribution Amount	An amount equal to the Pool 1 Senior Principal Distribution Amount multiplied by the Pool 1B Percentage.
Pool 1 Interest Remittance Amount

With respect to any Distribution Date, the portion of the available distribution amount for such Distribution Date attributable to interest received or advanced, and compensating interest paid by the Servicer or Master Servicer, with respect to the Pool 1 Mortgage Loans.

Pool 1 Mezzanine Certificates	Class 1-M1, Class 1-M2, Class 1-M3, Class 1-M4, Class 1-M5 and Class 1-M6.
Pool 1 Mortgage Loan	The conventional, adjustable rate mortgage loans secured by first liens on the Mortgaged Properties included in Pool 1 of the Issuing Entity as of the Closing Date.
Pool 1 Net WAC Cap

For any Distribution Date and (a) the Class 1-1A1, Class 1-1A2 Certificates, the Net WAC Cap 1A, (b) the Class 1-2A1, Class 1-2A2, Class 1-2A3, Class 1-2A4, and Class 1-2A5 Certificates, the Net WAC Cap 1B, and (c) the Mezzanine Certificates and Subordinate Certificates, the Subordinate Net Rate Cap.

Pool 1 Principal Distribution Amount	The sum of the Pool 1A Principal Distribution Amount and the Pool 1B Principal Distribution Amount.
Pool 1 Principal Remittance Amount

With respect to any Distribution Date, the portion of the available distribution amount equal to the sum of (i) all scheduled payments of principal collected or advanced on the Pool 1 Mortgage Loans by the Servicer or Master Servicer that were due during the related Due Period, (ii) the principal portion of each full and partial principal prepayment made by a borrower on a Pool 1 Mortgage Loan during the related Prepayment Period; (iii) each other unscheduled collection, including insurance proceeds and net liquidation proceeds representing or allocable to recoveries of principal of the Pool 1 Mortgage Loans received during the related prepayment period, including any subsequent recoveries on the Pool 1 Mortgage Loans, and (iv) the principal portion of the purchase price of each Pool 1 Mortgage Loan purchased due to a defect in documentation or a material breach of a representation and warranty with respect to such mortgage loan, (v) in connection with any optional purchase of the Pool 1 Mortgage Loans, the principal portion of the purchase price, up to the principal portion of the par value and (vi) amounts paid under the Swap and Cap Agreements to cover the Unpaid Realized Loss Amounts on the Pool 1 Mortgage Loans during the related Due Period.

Pool 1A Senior Certificates	Class 1-1A1, Class 1-1A2.
Pool 1B Senior Certificates	Class 1-2A1, Class 1-2A2, Class 1-2A3, Class 1-2A4, Class 1-2A5.
Pool 1 Senior Certificates	The Pool 1A Senior Certificates and Pool 1B Senior Certificates.
Pool 1 Senior Enhancement Percentage

For any Distribution Date is the percentage obtained by dividing (x) the sum of (i) the aggregate Class Principal Amount of the Pool 1 Mezzanine and Pool 1 Subordinate Certificates (after giving effect to the distribution of the Pool 1 Principal Distribution Amount on such Distribution Date) and (ii) the Overcollateralized Amount (after giving effect to the distribution of the Pool 1 Principal Distribution Amount on such Distribution Date) by (y) the aggregate Stated Principal Balance of the Pool 1 Mortgage Loans as of the last day of the related Due Period.

Pool 1 Senior Principal Distribution Amount

For any applicable Distribution Date, an amount equal to the excess of (x) the aggregate class principal amount of the Pool 1 Senior Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (1) approximately [88.00]% and (2) the aggregate Current Principal Balance of the Pool 1 Mortgage Loans and (B) the aggregate Current Principal Balance of the Pool 1 Mortgage Loans minus the Overcollateralization Floor.

Pool 1 Subordinate Certificates	Class 1-B-1, Class 1-B-2.
Realized Loss

With respect to a liquidated mortgage loan, the amount by which the remaining unpaid principal balance of such mortgage loan plus all accrued and unpaid interest thereon and any related expenses exceeds the amount of liquidation proceeds applied to the principal balance of that mortgage loan. With respect to a mortgage loan subject to a deficient valuation, the excess of the principal balance of such mortgage loan over the principal amount as reduced in connection with the proceedings resulting in a deficient valuation. With respect to a mortgage loan subject to a debt service reduction, the present value of all monthly debt service reductions, discounted monthly at the applicable mortgage rate.

Relief Act Reductions

The amount of interest that would otherwise have been received with respect to any Mortgage Loan which was subject to a reduction in the amount of interest collectible as a result of application of the Servicemembers Civil Relief Act or any similar state law.

Sequential Trigger Event

A Sequential Trigger Event is in effect (x) on any Distribution Date before the 37th Distribution Date if (a) the aggregate amount of realized losses on the Pool 1 mortgage loans incurred since the Cut-off Date through the last day of the related Prepayment Period, divided by the aggregate Stated Principal Balance of such mortgage loans as of the Cut-off Date, exceeds [0.55%] or (b) the rolling 3-month average percentage of Pool 1 mortgage loans that are sixty (60) or more days delinquent, including loans in foreclosure, all REO Property and mortgage loans where the mortgagor has filed for bankruptcy, equals or exceeds [40.00%] of the Pool 1 Senior Enhancement Percentage, or (y) on any Distribution Date on or after the 37th Distribution Date, if a Trigger Event is in effect.

Step-Down Date

The earlier to occur of (1) the Distribution Date on which the aggregate class principal amount of the Pool 1 Senior Certificates has been reduced to zero and (2) the later to occur of (x) the Distribution Date occurring in June 2010 and (y) the first Distribution Date on which the Pool 1 Senior Enhancement Percentage is greater than or equal to approximately [12.00]% (as calculated prior to the distribution of Pool 1 Principal Distribution Amount on the Pool 1 Mezzanine and Pool 1 Subordinate Certificates ).

Structuring Assumptions

The following assumptions, unless otherwise specified: (i) scheduled payments on all Pool 1 Mortgage Loans are received on the first day of each month beginning June 1, 2007, (ii) any principal prepayments on the Pool 1 Mortgage Loans are received on the last day of each month beginning in May 2007 and include 30 days of interest thereon, (iii) there are no defaults or delinquencies on the Pool 1 Mortgage Loans, (iv) optional termination of the Trust Fund does not occur, unless otherwise stated, (v) prepayments are computed after giving effect to scheduled payments received on the following day, (vi) the Pool 1 Mortgage Loans prepay at the indicated constant percentages of CPR, (vii) the date of issuance for the Certificates is May [31], 2007, (viii) cash distributions are received by the Certificateholders on the 25th day of each month beginning in June 25, 2007, (ix) 1-Month-LIBOR is constant at [5.320]%, (x) 6-Month LIBOR is constant at [5.370]%, (xi) 1-Year LIBOR is held constant at [5.340]%, (xii) 1-Year-CMT is held constant is [4.904]%, and (xi) the Overcollateralization Floor at all times equals the product of (a) 0.50% and (b) the aggregate Stated Principal Balance of the Pool 1 Mortgage Loans as of the Cut-Off.

Subordinate Class Principal Distribution Amount

With respect to any class of Pool 1 Subordinate Certificates or Pool 1 Mezzanine Certificates and any Distribution Date, an amount equal to the excess of (x) the sum of (1) the class principal amount of such class of Certificates immediately prior to such Distribution Date and (2) the aggregate class principal amount of all classes of Certificates senior in right of payment to such class (after taking into account the payment of the Pool 1 Senior Principal Distribution Amount and related Subordinate Class Principal Distribution Amount, as applicable, on such Distribution Date) over (y) the lesser of (A) the product of (1) 100% minus the related Targeted C/E Percentage and (2) the aggregate Current Principal Balance of the Pool 1 Mortgage Loans and (B) the aggregate Current Principal Balance of the Pool 1 Mortgage Loans minus the Overcollateralization Floor.

Swap Agreement	An agreement entered into by the Securities Administrator on behalf of the Supplemental Interest Trust and the Swap Provider for the benefit of the LIBOR Certificates.
Subordinate Net WAC Cap

For any Distribution Date, the weighted average of the Net WAC for both Pool 1A and Pool 1B, weighted based on the related aggregate Current Principal Balance of the related Loan Pool, adjusted for the actual number of days in the related interest accrual period.

Targeted C/E Percentage	For each Class of Certificates, the percentage as set forth in the table on page [3].
Unpaid Realized Loss Amount	For any class of Certificates, the portion of the aggregate allocated Realized Loss amount previously allocated to that class remaining unpaid from prior Distribution Dates.

Sensitivity Analysis

Weighted Average Lives and Principal Payment Windows at Various Prepayment Speeds (to call)(1)

Prepayment Speed	10% CPR	20% CPR	25% CPR	30% CPR	35% CPR	40% CPR	50% CPR
Class 1-1A1 / 1-1A2
WAL (yrs)	7.62	3.87	3.01	2.43	2.00	1.68	1.20
Principal Window (months)	1 - 226	1 - 123	1 - 96	1 - 78	1 - 65	1 - 55	1 - 40
Class 1-2A1 / 1-2A5
WAL (yrs)	7.64	3.87	3.01	2.43	2.00	1.68	1.20
Principal Window (months)	1 - 226	1 - 123	1 - 96	1 - 78	1 - 65	1 - 55	1 - 40
Class 1-2A2
WAL (yrs)	3.31	1.58	1.23	1.00	0.83	0.71	0.53
Principal Window (months)	1 - 93	1 - 44	1 - 34	1 - 27	1 - 23	1 - 19	1 - 14
Class 1-2A3
WAL (yrs)	10.08	4.88	3.78	3.00	2.41	2.04	1.51
Principal Window (months)	93 - 153	44 - 76	34 - 59	27 - 48	23 - 40	19 - 31	14 - 23
Class 1-2A4
WAL (yrs)	16.81	8.94	6.96	5.64	4.69	3.88	2.67
Principal Window (months)	153 - 226	76 - 123	59 - 96	48 - 78	40 - 65	31 - 55	23 - 40
Class 1-M1
WAL (yrs)	13.00	6.68	5.26	4.43	3.95	3.69	3.32
Principal Window (months)	79 - 226	38 - 123	37 - 96	38 - 78	39 - 65	40 - 55	40 - 40
Class 1-M2
WAL (yrs)	13.00	6.68	5.25	4.43	3.92	3.62	3.32
Principal Window (months)	79 - 226	38 - 123	37 - 96	38 - 78	38 - 65	39 - 55	40 - 40
Class 1-M3
WAL (yrs)	13.00	6.68	5.25	4.43	3.90	3.61	3.32
Principal Window (months)	79 - 226	38 - 123	37 - 96	38 - 78	38 - 65	39 - 55	40 - 40
Class 1-M4
WAL (yrs)	13.00	6.68	5.25	4.40	3.90	3.57	3.32
Principal Window (months)	79 - 226	38 - 123	37 - 96	37 - 78	38 - 65	38 - 55	40 - 40
Class 1-M5
WAL (yrs)	12.97	6.66	5.24	4.38	3.88	3.55	3.28
Principal Window (months)	79 - 226	38 - 123	37 - 96	37 - 78	38 - 65	38 - 55	39 - 40
Class 1-M6
WAL (yrs)	12.77	6.53	5.13	4.30	3.80	3.48	3.24
Principal Window (months)	79 - 220	38 - 119	37 - 93	37 - 75	37 - 62	38 - 53	39 - 39
Class 1-B1
WAL (yrs)	12.37	6.26	4.92	4.13	3.63	3.36	3.17
Principal Window (months)	79 - 207	38 - 110	37 - 86	37 - 69	37 - 58	37 - 49	38 - 39
Class 1-B2
WAL (yrs)	11.30	5.60	4.41	3.71	3.29	3.10	3.10
Principal Window (months)	79 - 182	38 - 95	37 - 74	37 - 59	37 - 49	37 - 42	37 - 38

(1) Based on the Structuring Assumptions and assuming that the optional call is exercised at the earliest possible date.

Weighted Average Lives and Principal Payment Windows at Various Prepayment Speeds (to maturity)(1)

Prepayment Speed	10% CPR	20% CPR	25% CPR	30% CPR	35% CPR	40% CPR	50% CPR
Class 1-1A1 / 1-1A2
WAL (yrs)	8.01	4.19	3.28	2.65	2.19	1.83	1.31
Principal Window (months)	1 - 344	1 - 258	1 - 211	1 - 174	1 - 146	1 - 124	1 - 92
Class 1-2A1 / 1-2A5
WAL (yrs)	8.03	4.20	3.29	2.65	2.19	1.83	1.31
Principal Window (months)	1 - 344	1 - 258	1 - 211	1 - 174	1 - 146	1 - 124	1 - 92
Class 1-2A2
WAL (yrs)	3.31	1.58	1.23	1.00	0.83	0.71	0.53
Principal Window (months)	1 - 93	1 - 44	1 - 34	1 - 27	1 - 23	1 - 19	1 - 14
Class 1-2A3
WAL (yrs)	10.08	4.88	3.78	3.00	2.41	2.04	1.51
Principal Window (months)	93 - 153	44 - 76	34 - 59	27 - 48	23 - 40	19 - 31	14 - 23
Class 1-2A4
WAL (yrs)	18.50	10.38	8.17	6.63	5.50	4.57	3.18
Principal Window (months)	153 - 344	76 - 258	59 - 211	48 - 174	40 - 146	31 - 124	23 - 92
Class 1-M1
WAL (yrs)	13.57	7.10	5.61	4.72	4.18	3.88	3.74
Principal Window (months)	79 - 281	38 - 165	37 - 132	38 - 107	39 - 89	40 - 75	42 - 55
Class 1-M2
WAL (yrs)	13.42	6.98	5.51	4.63	4.09	3.76	3.54
Principal Window (months)	79 - 264	38 - 151	37 - 119	38 - 97	38 - 80	39 - 68	41 - 50
Class 1-M3
WAL (yrs)	13.27	6.87	5.42	4.55	4.00	3.69	3.43
Principal Window (months)	79 - 250	38 - 140	37 - 111	38 - 90	38 - 74	39 - 63	40 - 46
Class 1-M4
WAL (yrs)	13.13	6.77	5.34	4.46	3.94	3.61	3.36
Principal Window (months)	79 - 239	38 - 132	37 - 104	37 - 84	38 - 70	38 - 59	40 - 43
Class 1-M5
WAL (yrs)	12.98	6.67	5.25	4.39	3.89	3.55	3.28
Principal Window (months)	79 - 230	38 - 126	37 - 99	37 - 80	38 - 66	38 - 56	39 - 41
Class 1-M6
WAL (yrs)	12.77	6.53	5.13	4.30	3.80	3.48	3.24
Principal Window (months)	79 - 220	38 - 119	37 - 93	37 - 75	37 - 62	38 - 53	39 - 39
Class 1-B1
WAL (yrs)	12.37	6.26	4.92	4.13	3.63	3.36	3.17
Principal Window (months)	79 - 207	38 - 110	37 - 86	37 - 69	37 - 58	37 - 49	38 - 39
Class 1-B2
WAL (yrs)	11.30	5.60	4.41	3.71	3.29	3.10	3.10
Principal Window (months)	79 - 182	38 - 95	37 - 74	37 - 59	37 - 49	37 - 42	37 - 38

(1)

Based on the Structuring Assumptions.

Class 1-1A1 Available Funds Cap (1)(2)

Distribution Date	10% CPR (%)	15% CPR (%)	20% CPR (%)	25% CPR (%)	30% CPR (%)
25-Jun-07	11.207	11.207	11.207	11.207	11.207
25-Jul-07	11.749	11.750	11.751	11.753	11.754
25-Aug-07	11.500	11.500	11.500	11.500	11.500
25-Sep-07	11.500	11.500	11.500	11.500	11.500
25-Oct-07	11.500	11.500	11.500	11.500	11.500
25-Nov-07	11.500	11.500	11.500	11.500	11.500
25-Dec-07	11.500	11.500	11.500	11.500	11.500
25-Jan-08	11.500	11.500	11.500	11.500	11.500
25-Feb-08	11.500	11.500	11.500	11.500	11.500
25-Mar-08	11.500	11.500	11.500	11.500	11.500
25-Apr-08	11.365	11.500	11.500	11.500	11.500
25-May-08	11.321	11.500	11.500	11.500	11.500
25-Jun-08	11.169	11.470	11.500	11.500	11.500
25-Jul-08	11.136	11.446	11.500	11.500	11.500
25-Aug-08	10.981	11.321	11.500	11.500	11.500
25-Sep-08	10.890	11.248	11.500	11.500	11.500
25-Oct-08	10.871	11.234	11.500	11.500	11.500
25-Nov-08	10.711	11.103	11.500	11.500	11.500
25-Dec-08	10.704	11.098	11.500	11.500	11.500
25-Jan-09	10.545	10.966	11.464	11.500	11.500
25-Feb-09	10.456	10.891	11.409	11.500	11.500
25-Mar-09	10.660	11.058	11.534	11.500	11.500
25-Apr-09	10.286	10.745	11.300	11.500	11.500
25-May-09	10.309	10.766	11.320	11.500	11.500
25-Jun-09	10.139	10.624	11.215	11.500	11.500
25-Jul-09	10.171	10.652	11.240	11.500	11.500
25-Aug-09	10.001	10.509	11.136	11.500	11.500
25-Sep-09	9.939	10.458	11.104	11.500	11.500
25-Oct-09	10.008	10.516	11.146	11.500	11.500
25-Nov-09	9.863	10.387	11.039	11.500	11.500
25-Dec-09	9.945	10.452	11.085	11.500	11.500
25-Jan-10	9.763	10.295	10.963	11.500	11.500
25-Feb-10	9.697	10.233	10.915	11.500	11.500
25-Mar-10	10.093	10.577	11.194	11.500	11.500
25-Apr-10	9.617	10.156	10.853	11.500	11.500
25-May-10	9.718	10.247	10.937	11.500	11.500
25-Jun-10	9.537	10.090	10.817	11.500	11.500
25-Jul-10	9.651	10.198	11.282	11.500	11.500
25-Aug-10	9.456	10.027	11.185	11.500	11.500
25-Sep-10	9.419	9.996	11.154	11.500	11.500
25-Oct-10	9.529	10.094	11.243	11.500	11.500
25-Nov-10	9.329	9.917	11.078	11.500	11.500
25-Dec-10	9.437	10.012	11.162	11.500	11.500
25-Jan-11	9.235	9.833	10.993	11.500	11.500
25-Feb-11	9.194	9.797	10.958	11.500	11.500
25-Mar-11	9.670	10.218	11.341	11.500	11.500
25-Apr-11	9.111	9.722	10.880	11.500	11.500
25-May-11	9.230	9.827	10.973	11.500	11.500
25-Jun-11	9.023	9.642	10.798	11.500	11.500
25-Jul-11	9.149	9.752	10.894	11.500	11.500
25-Aug-11	8.946	9.593	10.721	11.500	11.500
25-Sep-11	8.913	9.837	10.684	11.308	11.500
25-Oct-11	9.186	10.082	10.886	11.389	11.500
25-Nov-11	9.238	10.104	10.876	11.291	11.500
25-Dec-11	9.653	10.475	11.172	11.418	11.500
25-Jan-12	9.582	10.368	11.025	11.285	11.500
25-Feb-12	9.951	10.656	11.207	11.339	11.500
25-Mar-12	11.605	12.181	12.536	12.100	11.500
25-Apr-12	11.437	11.911	12.154	11.603	11.500
25-May-12	11.741	12.199	12.405	11.725	11.500
25-Jun-12	11.375	11.819	12.012	11.444	11.500
25-Jul-12	11.719	12.162	12.338	11.667	11.500
25-Aug-12	11.355	11.786	11.951	11.435	11.500
25-Sep-12	11.348	11.772	11.927	11.461	11.500
25-Oct-12	11.694	12.118	12.258	11.664	11.500
25-Nov-12	11.330	11.742	11.732	11.437	11.500
25-Dec-12	11.678	12.089	11.872	11.639	11.500
25-Jan-13	11.313	11.713	11.509	11.445	11.500
25-Feb-13	11.306	11.700	11.496	11.460	11.500
25-Mar-13	12.114	12.518	12.250	11.675	11.500
25-Apr-13	11.292	11.676	11.473	11.460	11.500
25-May-13	11.642	12.026	11.811	11.543	11.500
25-Jun-13	11.281	11.654	11.452	11.457	11.500
25-Jul-13	11.632	12.005	11.791	11.546	11.500
25-Aug-13	11.272	11.634	11.433	11.456	11.500
25-Sep-13	11.262	11.618	11.419	11.455	11.500
25-Oct-13	11.626	11.980	11.770	11.597	11.500
25-Nov-13	11.287	11.629	11.430	11.459	11.500
25-Dec-13	11.811	12.032	11.823	11.543
25-Jan-14	11.575	11.725	11.525	11.475
25-Feb-14	11.726	11.860	11.651	11.499
25-Mar-14	12.380	12.478	12.151	11.530
25-Apr-14	11.829	11.920	11.690	11.500
25-May-14	12.041	12.109	11.832	11.500
25-Jun-14	11.801	11.875	11.642	11.500
25-Jul-14	12.067	12.135	11.860	11.500
25-Aug-14	11.800	11.875	11.649	11.500
25-Sep-14	11.800	11.874	11.653	11.500
25-Oct-14	12.066	12.134	11.872	11.500
25-Nov-14	11.800	11.854	11.661	11.500
25-Dec-14	12.065	11.869	11.880	11.500
25-Jan-15	11.801	11.622	11.671	11.500
25-Feb-15	11.801	11.624	11.675	11.500
25-Mar-15	12.913	12.678	12.530	11.500
25-Apr-15	11.801	11.629	11.684	11.500
25-May-15	12.064	11.882	11.902	11.500
25-Jun-15	11.801	11.635	11.693
25-Jul-15	12.064	11.887	11.911
25-Aug-15	11.801	11.640	11.702
25-Sep-15	11.800	11.643	11.707
25-Oct-15	12.064	11.895	11.926
25-Nov-15	11.800	11.648	11.717
25-Dec-15	12.063	11.901	11.936
25-Jan-16	11.800	11.654	11.727
25-Feb-16	11.800	11.657	11.733
25-Mar-16	12.472	12.295	12.257
25-Apr-16	11.800	11.663	11.744
25-May-16	12.067	11.920	11.967
25-Jun-16	11.800	11.669	11.755
25-Jul-16	12.069	11.928	11.980
25-Aug-16	11.800	11.675	11.767
25-Sep-16	11.800	11.679	11.773
25-Oct-16	12.078	11.946	12.005
25-Nov-16	11.807	11.691	11.792
25-Dec-16	12.086	11.958	12.022
25-Jan-17	11.834	11.723	11.830
25-Feb-17	11.859	11.749	11.859
25-Mar-17	13.021	12.843	12.733
25-Apr-17	11.892	11.781	11.897
25-May-17	12.211	12.083	12.142
25-Jun-17	11.895	11.790	11.913
25-Jul-17	12.212	12.091	12.157
25-Aug-17	11.895	11.798	11.929
25-Sep-17	11.896	11.802	11.937
25-Oct-17	12.212	12.104
25-Nov-17	11.896	11.811
25-Dec-17	12.213	12.113
25-Jan-18	11.896	11.820
25-Feb-18	11.897	11.824
25-Mar-18	13.068	12.931
25-Apr-18	11.897	11.833
25-May-18	12.214	12.136
25-Jun-18	11.898	11.843
25-Jul-18	12.215	12.146
25-Aug-18	11.898	11.853
25-Sep-18	11.898	11.858
25-Oct-18	12.028	12.161
25-Nov-18	11.705	11.868
25-Dec-18	12.017	12.172
25-Jan-19	11.709	11.879
25-Feb-19	11.711	11.885
25-Mar-19	12.863	12.992
25-Apr-19	11.715	11.896
25-May-19	12.028	12.200
25-Jun-19	11.720	11.908
25-Jul-19	12.032	12.212
25-Aug-19	11.724	11.920
25-Sep-19	11.726	11.926
25-Oct-19	12.039	12.230
25-Nov-19	11.730	11.938
25-Dec-19	12.043	12.243
25-Jan-20	11.735	11.951
25-Feb-20	11.737	11.958
25-Mar-20	12.455	12.651
25-Apr-20	11.742	11.972
25-May-20	12.055	12.277
25-Jun-20	11.747	11.986
25-Jul-20	12.060	12.292
25-Aug-20	11.752	12.000
25-Sep-20	11.754	12.008
25-Oct-20	12.068	12.314
25-Nov-20	11.759	12.023
25-Dec-20	12.073	12.330
25-Jan-21	11.765	12.039
25-Feb-21	11.767	12.047
25-Mar-21	12.920
25-Apr-21	11.773
25-May-21	12.087
25-Jun-21	11.778
25-Jul-21	12.092
25-Aug-21	11.784
25-Sep-21	11.787
25-Oct-21	12.101
25-Nov-21	11.793
25-Dec-21	12.107
25-Jan-22	11.799
25-Feb-22	11.802
25-Mar-22	12.955
25-Apr-22	11.809
25-May-22	12.123
25-Jun-22	11.815
25-Jul-22	12.130
25-Aug-22	11.822
25-Sep-22	11.825
25-Oct-22	12.140
25-Nov-22	11.832
25-Dec-22	12.148
25-Jan-23	11.839
25-Feb-23	11.843
25-Mar-23	12.997
25-Apr-23	11.851
25-May-23	12.166
25-Jun-23	11.858
25-Jul-23	12.174
25-Aug-23	11.866
25-Sep-23	11.870
25-Oct-23	12.186
25-Nov-23	11.878
25-Dec-23	12.195
25-Jan-24	11.887
25-Feb-24	11.891
25-Mar-24	12.613
25-Apr-24	11.900
25-May-24	12.217
25-Jun-24	11.909
25-Jul-24	12.226
25-Aug-24	11.918
25-Sep-24	11.923
25-Oct-24	12.241
25-Nov-24	11.933
25-Dec-24	12.251
25-Jan-25	11.943
25-Feb-25	11.948
25-Mar-25	13.105
25-Apr-25	11.958
25-May-25	12.277
25-Jun-25	11.969
25-Jul-25	12.289
25-Aug-25	11.981
25-Sep-25	11.986
25-Oct-25	12.306
25-Nov-25	11.998
25-Dec-25	12.318
25-Jan-26	12.010
25-Feb-26	12.016
25-Mar-26	13.175
25-April-26	12.029
25-May-26	12.350
25-Jun-26	12.042
25-Jul-26	12.363
25-Aug-26	12.056
25-Sep-26	12.063
25-Oct-26	12.385
25-Nov-26	12.077

(1)

Available Funds Cap equals a) the interest paid out to the Class 1-1A1 Certificates divided by b) the Class 1-1A1 balance adjusted for actual days.

(2)

Based on the following assumptions: a) the Structuring Assumptions, b) the 10% cleanup call is exercised at the earliest possible date, and c) 1-Month LIBOR, 6-Month LIBOR, 1-Year LIBOR and 1-Year CMT instantaneously increase and remain at 11.31%.

Class 1-1A2 Available Funds Cap (1)(2)

Distribution Date	10% CPR(%)	15% CPR (%)	20% CPR (%)	25% CPR (%)	30% CPR (%)
25-Jun-07	11.218	11.218	11.218	11.218	11.218
25-Jul-07	11.739	11.740	11.742	11.743	11.745
25-Aug-07	11.500	11.500	11.500	11.500	11.500
25-Sep-07	11.500	11.500	11.500	11.500	11.500
25-Oct-07	11.500	11.500	11.500	11.500	11.500
25-Nov-07	11.500	11.500	11.500	11.500	11.500
25-Dec-07	11.500	11.500	11.500	11.500	11.500
25-Jan-08	11.500	11.500	11.500	11.500	11.500
25-Feb-08	11.500	11.500	11.500	11.500	11.500
25-Mar-08	11.500	11.500	11.500	11.500	11.500
25-Apr-08	11.359	11.500	11.500	11.500	11.500
25-May-08	11.315	11.500	11.500	11.500	11.500
25-Jun-08	11.163	11.463	11.500	11.500	11.500
25-Jul-08	11.130	11.439	11.500	11.500	11.500
25-Aug-08	10.975	11.314	11.500	11.500	11.500
25-Sep-08	10.884	11.242	11.500	11.500	11.500
25-Oct-08	10.865	11.227	11.500	11.500	11.500
25-Nov-08	10.706	11.097	11.500	11.500	11.500
25-Dec-08	10.699	11.092	11.500	11.500	11.500
25-Jan-09	10.540	10.960	11.456	11.500	11.500
25-Feb-09	10.451	10.885	11.402	11.500	11.500
25-Mar-09	10.653	11.052	11.528	11.500	11.500
25-Apr-09	10.282	10.740	11.293	11.500	11.500
25-May-09	10.305	10.761	11.313	11.500	11.500
25-Jun-09	10.136	10.619	11.208	11.500	11.500
25-Jul-09	10.167	10.646	11.233	11.500	11.500
25-Aug-09	9.997	10.504	11.129	11.500	11.500
25-Sep-09	9.935	10.453	11.097	11.500	11.500
25-Oct-09	10.004	10.510	11.139	11.500	11.500
25-Nov-09	9.860	10.384	11.033	11.500	11.500
25-Dec-09	9.942	10.448	11.079	11.500	11.500
25-Jan-10	9.761	10.291	10.958	11.500	11.500
25-Feb-10	9.695	10.230	10.909	11.500	11.500
25-Mar-10	10.089	10.572	11.187	11.500	11.500
25-Apr-10	9.616	10.154	10.849	11.500	11.500
25-May-10	9.716	10.245	10.932	11.500	11.500
25-Jun-10	9.536	10.088	10.813	11.500	11.500
25-Jul-10	9.649	10.195	11.280	11.500	11.500
25-Aug-10	9.455	10.025	11.185	11.500	11.500
25-Sep-10	9.418	9.994	11.154	11.500	11.500
25-Oct-10	9.528	10.091	11.242	11.500	11.500
25-Nov-10	9.328	9.916	11.077	11.500	11.500
25-Dec-10	9.436	10.010	11.161	11.500	11.500
25-Jan-11	9.235	9.832	10.992	11.500	11.500
25-Feb-11	9.194	9.796	10.957	11.500	11.500
25-Mar-11	9.667	10.214	11.339	11.500	11.500
25-Apr-11	9.111	9.721	10.880	11.500	11.500
25-May-11	9.230	9.825	10.972	11.500	11.500
25-Jun-11	9.024	9.641	10.797	11.500	11.500
25-Jul-11	9.149	9.750	10.893	11.500	11.500
25-Aug-11	8.946	9.593	10.720	11.500	11.500
25-Sep-11	8.914	9.839	10.683	11.298	11.500
25-Oct-11	9.186	10.083	10.885	11.381	11.500
25-Nov-11	9.238	10.107	10.877	11.285	11.500
25-Dec-11	9.653	10.478	11.173	11.415	11.500
25-Jan-12	9.582	10.372	11.028	11.283	11.500
25-Feb-12	9.952	10.659	11.211	11.342	11.500
25-Mar-12	11.606	12.186	12.543	12.116	11.500
25-Apr-12	11.439	11.916	12.162	11.617	11.500
25-May-12	11.743	12.204	12.414	11.738	11.500
25-Jun-12	11.377	11.825	12.022	11.457	11.500
25-Jul-12	11.721	12.169	12.348	11.675	11.500
25-Aug-12	11.358	11.793	11.963	11.452	11.500
25-Sep-12	11.351	11.779	11.938	11.476	11.500
25-Oct-12	11.697	12.125	12.270	11.662	11.500
25-Nov-12	11.333	11.749	11.742	11.462	11.500
25-Dec-12	11.681	12.097	11.879	11.596	11.500
25-Jan-13	11.317	11.721	11.516	11.475	11.500
25-Feb-13	11.309	11.708	11.503	11.474	11.500
25-Mar-13	12.138	12.546	12.275	11.559	11.500
25-Apr-13	11.295	11.684	11.480	11.471	11.500
25-May-13	11.645	12.035	11.819	11.531	11.500
25-Jun-13	11.284	11.662	11.460	11.469	11.500
25-Jul-13	11.636	12.014	11.799	11.534	11.500
25-Aug-13	11.275	11.642	11.442	11.467	11.500
25-Sep-13	11.266	11.627	11.427	11.467	11.500
25-Oct-13	11.629	11.989	11.778	11.571	11.500
25-Nov-13	11.290	11.637	11.438	11.471	11.500
25-Dec-13	11.816	12.041	11.831	11.531
25-Jan-14	11.581	11.734	11.533	11.485
25-Feb-14	11.733	11.868	11.658	11.504
25-Mar-14	12.431	12.525	12.188	11.512
25-Apr-14	11.835	11.928	11.696	11.500
25-May-14	12.086	12.152	11.864	11.500
25-Jun-14	11.807	11.883	11.647	11.500
25-Jul-14	12.113	12.178	11.893	11.500
25-Aug-14	11.806	11.882	11.654	11.500
25-Sep-14	11.806	11.882	11.658	11.500
25-Oct-14	12.112	12.177	11.905	11.500
25-Nov-14	11.806	11.862	11.667	11.500
25-Dec-14	12.111	11.907	11.913	11.500
25-Jan-15	11.808	11.625	11.677	11.500
25-Feb-15	11.808	11.628	11.681	11.500
25-Mar-15	12.975	12.731	12.582	11.500
25-Apr-15	11.807	11.633	11.690	11.500
25-May-15	12.111	11.920	11.937	11.500
25-Jun-15	11.807	11.638	11.700
25-Jul-15	12.110	11.925	11.946
25-Aug-15	11.807	11.644	11.710
25-Sep-15	11.807	11.647	11.715
25-Oct-15	12.110	11.933	11.961
25-Nov-15	11.807	11.652	11.725
25-Dec-15	12.110	11.939	11.972
25-Jan-16	11.807	11.658	11.736
25-Feb-16	11.807	11.661	11.741
25-Mar-16	12.526	12.341	12.304
25-Apr-16	11.807	11.667	11.753
25-May-16	12.113	11.958	12.004
25-Jun-16	11.807	11.674	11.765
25-Jul-16	12.115	11.966	12.018
25-Aug-16	11.807	11.680	11.777
25-Sep-16	11.807	11.684	11.784
25-Oct-16	12.124	11.984	12.044
25-Nov-16	11.815	11.696	11.803
25-Dec-16	12.132	11.997	12.062
25-Jan-17	11.849	11.735	11.847
25-Feb-17	11.880	11.767	11.881
25-Mar-17	13.087	12.901	12.796
25-Apr-17	11.918	11.804	11.923
25-May-17	12.260	12.125	12.186
25-Jun-17	11.921	11.813	11.940
25-Jul-17	12.261	12.133	12.202
25-Aug-17	11.921	11.821	11.957
25-Sep-17	11.922	11.825	11.965
25-Oct-17	12.261	12.146
25-Nov-17	11.922	11.834
25-Dec-17	12.262	12.155
25-Jan-18	11.923	11.843
25-Feb-18	11.923	11.848
25-Mar-18	13.135	12.992
25-Apr-18	11.923	11.858
25-May-18	12.262	12.179
25-Jun-18	11.924	11.868
25-Jul-18	12.263	12.189
25-Aug-18	11.924	11.878
25-Sep-18	11.925	11.883
25-Oct-18	12.072	12.205
25-Nov-18	11.727	11.894
25-Dec-18	12.061	12.216
25-Jan-19	11.731	11.905
25-Feb-19	11.733	11.910
25-Mar-19	12.925	13.055
25-Apr-19	11.738	11.922
25-May-19	12.071	12.245
25-Jun-19	11.742	11.934
25-Jul-19	12.075	12.257
25-Aug-19	11.746	11.946
25-Sep-19	11.749	11.952
25-Oct-19	12.082	12.276
25-Nov-19	11.753	11.965
25-Dec-19	12.086	12.289
25-Jan-20	11.758	11.979
25-Feb-20	11.760	11.986
25-Mar-20	12.507	12.707
25-Apr-20	11.765	12.000
25-May-20	12.098	12.325
25-Jun-20	11.770	12.014
25-Jul-20	12.103	12.339
25-Aug-20	11.775	12.029
25-Sep-20	11.778	12.037
25-Oct-20	12.111	12.363
25-Nov-20	11.783	12.052
25-Dec-20	12.116	12.379
25-Jan-21	11.788	12.069
25-Feb-21	11.791	12.077
25-Mar-21	12.983
25-Apr-21	11.797
25-May-21	12.131
25-Jun-21	11.803
25-Jul-21	12.137
25-Aug-21	11.808
25-Sep-21	11.811
25-Oct-21	12.146
25-Nov-21	11.818
25-Dec-21	12.152
25-Jan-22	11.824
25-Feb-22	11.827
25-Mar-22	13.020
25-Apr-22	11.834
25-May-22	12.169
25-Jun-22	11.840
25-Jul-22	12.175
25-Aug-22	11.847
25-Sep-22	11.851
25-Oct-22	12.186
25-Nov-22	11.858
25-Dec-22	12.194
25-Jan-23	11.865
25-Feb-23	11.869
25-Mar-23	13.064
25-Apr-23	11.877
25-May-23	12.213
25-Jun-23	11.884
25-Jul-23	12.221
25-Aug-23	11.893
25-Sep-23	11.897
25-Oct-23	12.234
25-Nov-23	11.905
25-Dec-23	12.242
25-Jan-24	11.914
25-Feb-24	11.918
25-Mar-24	12.670
25-Apr-24	11.927
25-May-24	12.265
25-Jun-24	11.937
25-Jul-24	12.275
25-Aug-24	11.946
25-Sep-24	11.951
25-Oct-24	12.290
25-Nov-24	11.961
25-Dec-24	12.300
25-Jan-25	11.972
25-Feb-25	11.977
25-Mar-25	13.175
25-Apr-25	11.988
25-May-25	12.327
25-Jun-25	11.999
25-Jul-25	12.339
25-Aug-25	12.010
25-Sep-25	12.016
25-Oct-25	12.357
25-Nov-25	12.028
25-Dec-25	12.369
25-Jan-26	12.041
25-Feb-26	12.047
25-Mar-26	13.248
25-April-26	12.060
25-May-26	12.402
25-Jun-26	12.074
25-Jul-26	12.416
25-Aug-26	12.088
25-Sep-26	12.095
25-Oct-26	12.438
25-Nov-26	12.110

(1)

Available Funds Cap equals a) the interest paid out to the Class 1-1A2 Certificates divided by b) the Class 1-1A2 balance adjusted for actual days.

(2)

Based on the following assumptions: a) the Structuring Assumptions, b) the 10% cleanup call is exercised at the earliest possible date, and c) 1-Month LIBOR, 6-Month LIBOR, 1-Year LIBOR and 1-Year CMT instantaneously increase and remain at 11.25%.

Class 1-2A1 Available Funds Cap (1)(2)

Distribution Date	10% CPR (%)	15% CPR (%)	20% CPR (%)	25% CPR (%)	30% CPR (%)
25-Jun-07	11.201	11.201	11.201	11.201	11.201
25-Jul-07	11.754	11.755	11.757	11.758	11.760
25-Aug-07	11.500	11.500	11.500	11.500	11.500
25-Sep-07	11.500	11.500	11.500	11.500	11.500
25-Oct-07	11.500	11.500	11.500	11.500	11.500
25-Nov-07	11.500	11.500	11.500	11.500	11.500
25-Dec-07	11.500	11.500	11.500	11.500	11.500
25-Jan-08	11.500	11.500	11.500	11.500	11.500
25-Feb-08	11.500	11.500	11.500	11.500	11.500
25-Mar-08	11.500	11.500	11.500	11.500	11.500
25-Apr-08	11.360	11.500	11.500	11.500	11.500
25-May-08	11.315	11.500	11.500	11.500	11.500
25-Jun-08	11.162	11.466	11.500	11.500	11.500
25-Jul-08	11.127	11.441	11.500	11.500	11.500
25-Aug-08	10.972	11.315	11.500	11.500	11.500
25-Sep-08	10.880	11.242	11.500	11.500	11.500
25-Oct-08	10.859	11.227	11.500	11.500	11.500
25-Nov-08	10.700	11.095	11.500	11.500	11.500
25-Dec-08	10.689	11.089	11.500	11.500	11.500
25-Jan-09	10.525	10.953	11.459	11.500	11.500
25-Feb-09	10.440	10.881	11.404	11.500	11.500
25-Mar-09	10.637	11.043	11.530	11.500	11.500
25-Apr-09	10.276	10.739	11.294	11.500	11.500
25-May-09	10.294	10.755	11.313	11.500	11.500
25-Jun-09	10.126	10.614	11.208	11.500	11.500
25-Jul-09	10.151	10.636	11.231	11.500	11.500
25-Aug-09	9.990	10.501	11.131	11.500	11.500
25-Sep-09	9.929	10.451	11.098	11.500	11.500
25-Oct-09	9.974	10.487	11.129	11.500	11.500
25-Nov-09	9.803	10.338	11.015	11.500	11.500
25-Dec-09	9.872	10.394	11.058	11.500	11.500
25-Jan-10	9.693	10.240	10.941	11.500	11.500
25-Feb-10	9.635	10.188	10.897	11.500	11.500
25-Mar-10	10.002	10.504	11.155	11.500	11.500
25-Apr-10	9.562	10.120	10.845	11.500	11.500
25-May-10	9.655	10.203	10.918	11.500	11.500
25-Jun-10	9.476	10.048	10.798	11.500	11.500
25-Jul-10	9.584	10.150	11.268	11.500	11.500
25-Aug-10	9.396	9.986	11.177	11.500	11.500
25-Sep-10	9.355	9.950	11.142	11.500	11.500
25-Oct-10	9.469	10.051	11.232	11.500	11.500
25-Nov-10	9.273	9.879	11.070	11.500	11.500
25-Dec-10	9.374	9.967	11.146	11.500	11.500
25-Jan-11	9.182	9.797	10.985	11.500	11.500
25-Feb-11	9.148	9.768	10.954	11.500	11.500
25-Mar-11	9.606	10.169	11.320	11.500	11.500
25-Apr-11	9.068	9.695	10.877	11.500	11.500
25-May-11	9.184	9.796	10.965	11.500	11.500
25-Jun-11	8.987	9.621	10.797	11.500	11.500
25-Jul-11	9.112	9.729	10.890	11.500	11.500
25-Aug-11	8.914	9.576	10.719	11.500	11.500
25-Sep-11	8.891	9.834	10.688	11.301	11.500
25-Oct-11	9.051	9.967	10.788	11.375	11.500
25-Nov-11	8.896	9.788	10.604	11.252	11.500
25-Dec-11	9.128	9.983	10.756	11.366	11.500
25-Jan-12	9.069	9.894	10.652	11.243	11.500
25-Feb-12	9.418	10.162	10.823	11.276	11.500
25-Mar-12	10.509	11.127	11.606	11.923	11.500
25-Apr-12	10.344	10.861	11.233	11.444	11.500
25-May-12	10.720	11.226	11.581	11.794	11.500
25-Jun-12	10.403	10.901	11.266	11.459	11.500
25-Jul-12	10.717	11.221	11.591	11.820	11.500
25-Aug-12	10.392	10.888	11.267	11.453	11.500
25-Sep-12	10.386	10.880	11.266	11.433	11.500
25-Oct-12	10.701	11.201	11.590	11.810	11.500
25-Nov-12	10.374	10.866	11.065	11.437	11.500
25-Dec-12	10.690	11.187	11.107	11.816	11.500
25-Jan-13	10.362	10.851	10.794	11.422	11.500
25-Feb-13	10.357	10.843	10.791	11.408	11.500
25-Mar-13	11.584	12.092	12.001	11.963	11.500
25-Apr-13	10.346	10.827	10.785	11.399	11.500
25-May-13	10.664	11.150	11.094	11.608	11.500
25-Jun-13	10.335	10.812	10.777	11.392	11.500
25-Jul-13	10.662	11.142	11.094	11.615	11.500
25-Aug-13	10.333	10.803	10.776	11.389	11.500
25-Sep-13	10.348	10.813	10.786	11.390	11.500
25-Oct-13	10.688	11.156	11.112	11.740	11.500
25-Nov-13	10.369	10.823	10.794	11.395	11.500
25-Dec-13	10.845	11.158	11.111	11.612
25-Jan-14	10.610	10.838	10.797	11.420
25-Feb-14	10.711	10.917	10.842	11.457
25-Mar-14	12.569	12.756	12.635	11.644
25-Apr-14	11.192	11.338	11.165	11.500
25-May-14	12.160	12.288	12.087	11.500
25-Jun-14	11.688	11.810	11.607	11.500
25-Jul-14	12.193	12.322	12.138	11.500
25-Aug-14	11.688	11.810	11.621	11.500
25-Sep-14	11.688	11.811	11.629	11.500
25-Oct-14	12.193	12.322	12.160	11.500
25-Nov-14	11.688	11.785	11.644	11.500
25-Dec-14	12.192	11.980	12.176	11.500
25-Jan-15	11.688	11.483	11.659	11.500
25-Feb-15	11.688	11.487	11.667	11.500
25-Mar-15	13.228	13.028	13.332	11.500
25-Apr-15	11.688	11.493	11.684	11.500
25-May-15	12.193	11.999	12.218	11.500
25-Jun-15	11.688	11.501	11.701
25-Jul-15	12.193	12.006	12.236
25-Aug-15	11.689	11.508	11.718
25-Sep-15	11.689	11.511	11.727
25-Oct-15	12.193	12.017	12.264
25-Nov-15	11.689	11.519	11.746
25-Dec-15	12.193	12.025	12.283
25-Jan-16	11.689	11.527	11.765
25-Feb-16	11.689	11.531	11.775
25-Mar-16	12.694	12.538	12.861
25-Apr-16	11.696	11.545	11.802
25-May-16	12.199	12.050	12.341
25-Jun-16	11.699	11.557	11.827
25-Jul-16	12.202	12.062	12.366
25-Aug-16	11.699	11.565	11.849
25-Sep-16	11.705	11.575	11.866
25-Oct-16	12.213	12.085	12.411
25-Nov-16	11.718	11.595	11.901
25-Dec-16	12.223	12.102	12.444
25-Jan-17	11.733	11.617	11.938
25-Feb-17	11.770	11.654	11.984
25-Mar-17	13.373	13.257	13.727
25-Apr-17	11.865	11.749	12.099
25-May-17	12.378	12.265	12.661
25-Jun-17	11.875	11.768	12.136
25-Jul-17	12.379	12.276	12.690
25-Aug-17	11.876	11.779	12.165
25-Sep-17	11.876	11.784	12.181
25-Oct-17	12.380	12.293
25-Nov-17	11.877	11.796
25-Dec-17	12.381	12.304
25-Jan-18	11.878	11.808
25-Feb-18	11.878	11.814
25-Mar-18	13.434	13.375
25-Apr-18	11.879	11.826
25-May-18	12.383	12.335
25-Jun-18	11.880	11.839
25-Jul-18	12.384	12.348
25-Aug-18	11.880	11.852
25-Sep-18	11.881	11.859
25-Oct-18	12.154	12.369
25-Nov-18	11.643	11.873
25-Dec-18	12.141	12.383
25-Jan-19	11.648	11.887
25-Feb-19	11.651	11.894
25-Mar-19	13.184	13.458
25-Apr-19	11.656	11.909
25-May-19	12.154	12.420
25-Jun-19	11.661	11.925
25-Jul-19	12.160	12.436
25-Aug-19	11.667	11.940
25-Sep-19	11.669	11.949
25-Oct-19	12.168	12.461
25-Nov-19	11.675	11.965
25-Dec-19	12.174	12.478
25-Jan-20	11.681	11.983
25-Feb-20	11.684	11.991
25-Mar-20	12.683	13.013
25-Apr-20	11.690	12.009
25-May-20	12.189	12.523
25-Jun-20	11.696	12.028
25-Jul-20	12.195	12.542
25-Aug-20	11.702	12.047
25-Sep-20	11.705	12.057
25-Oct-20	12.205	12.572
25-Nov-20	11.712	12.078
25-Dec-20	12.211	12.592
25-Jan-21	11.718	12.098
25-Feb-21	11.722	12.109
25-Mar-21	13.258
25-Apr-21	11.729
25-May-21	12.229
25-Jun-21	11.736
25-Jul-21	12.236
25-Aug-21	11.743
25-Sep-21	11.747
25-Oct-21	12.247
25-Nov-21	11.754
25-Dec-21	12.255
25-Jan-22	11.762
25-Feb-22	11.766
25-Mar-22	13.303
25-Apr-22	11.774
25-May-22	12.275
25-Jun-22	11.782
25-Jul-22	12.283
25-Aug-22	11.790
25-Sep-22	11.795
25-Oct-22	12.296
25-Nov-22	11.803
25-Dec-22	12.305
25-Jan-23	11.812
25-Feb-23	11.817
25-Mar-23	13.356
25-Apr-23	11.826
25-May-23	12.328
25-Jun-23	11.836
25-Jul-23	12.338
25-Aug-23	11.846
25-Sep-23	11.851
25-Oct-23	12.353
25-Nov-23	11.861
25-Dec-23	12.364
25-Jan-24	11.872
25-Feb-24	11.877
25-Mar-24	12.881
25-Apr-24	11.888
25-May-24	12.391
25-Jun-24	11.900
25-Jul-24	12.403
25-Aug-24	11.912
25-Sep-24	11.918
25-Oct-24	12.421
25-Nov-24	11.930
25-Dec-24	12.434
25-Jan-25	11.942
25-Feb-25	11.949
25-Mar-25	13.491
25-Apr-25	11.962
25-May-25	12.467
25-Jun-25	11.976
25-Jul-25	12.480
25-Aug-25	11.990
25-Sep-25	11.997
25-Oct-25	12.502
25-Nov-25	12.012
25-Dec-25	12.517
25-Jan-26	12.027
25-Feb-26	12.035
25-Mar-26	13.579
25-April-26	12.050
25-May-26	12.557
25-Jun-26	12.067
25-Jul-26	12.574
25-Aug-26	12.084
25-Sep-26	12.093
25-Oct-26	12.600
25-Nov-26	12.111

(1)

Available Funds Cap equals a) the interest paid out to the Class 1-2A1 Certificates divided by b) the Class 1-2A1 balance adjusted for actual days.

(2)

Based on the following assumptions: a) the Structuring Assumptions, b) the 10% cleanup call is exercised at the earliest possible date, and c) 1-Month LIBOR, 6-Month LIBOR, 1-Year LIBOR and 1-Year CMT instantaneously increase and remain at 11.30%.

Class 1-2A2 Available Funds Cap (1)(2)

Distribution Date	10% CPR (%)	15% CPR (%)	20% CPR (%)	25% CPR (%)	30% CPR (%)
25-Jun-07	11.235	11.235	11.235	11.235	11.235
25-Jul-07	11.726	11.728	11.730	11.733	11.735
25-Aug-07	11.500	11.500	11.500	11.500	11.500
25-Sep-07	11.500	11.500	11.500	11.500	11.500
25-Oct-07	11.500	11.500	11.500	11.500	11.500
25-Nov-07	11.500	11.500	11.500	11.500	11.500
25-Dec-07	11.500	11.500	11.500	11.500	11.500
25-Jan-08	11.500	11.500	11.500	11.500	11.500
25-Feb-08	11.500	11.500	11.500	11.500	11.500
25-Mar-08	11.500	11.500	11.500	11.500	11.500
25-Apr-08	11.428	11.500	11.500	11.500	11.500
25-May-08	11.382	11.500	11.500	11.500	11.500
25-Jun-08	11.228	11.500	11.500	11.500	11.500
25-Jul-08	11.195	11.500	11.500	11.500	11.500
25-Aug-08	11.041	11.383	11.500	11.500	11.500
25-Sep-08	10.951	11.311	11.500	11.500	11.500
25-Oct-08	10.933	11.298	11.500	11.500	11.500
25-Nov-08	10.776	11.169	11.500	11.500	11.500
25-Dec-08	10.770	11.167	11.500	11.500	11.500
25-Jan-09	10.609	11.036	11.500	11.500	11.500
25-Feb-09	10.528	10.970	11.476	11.500	11.500
25-Mar-09	10.731	11.142	11.529	11.500	11.500
25-Apr-09	10.376	10.844	11.364	11.500	11.500
25-May-09	10.399	10.871	11.388	11.500	11.500
25-Jun-09	10.237	10.741	11.288	11.500	11.500
25-Jul-09	10.269	10.777	11.322	11.500	11.500
25-Aug-09	10.115	10.657	11.230	11.500	11.500
25-Sep-09	10.061	10.623	11.213	11.500
25-Oct-09	10.113	10.677	11.267	11.500
25-Nov-09	9.951	10.550	11.174	11.500
25-Dec-09	10.025	10.625	11.249	11.500
25-Jan-10	9.858	10.500	11.168	11.500
25-Feb-10	9.808	10.473	11.170	11.500
25-Mar-10	10.175	10.806	11.500	11.500
25-Apr-10	9.756	10.474	11.264
25-May-10	9.856	10.585	11.430
25-Jun-10	9.691	10.477	11.443
25-Jul-10	9.809	10.618	12.167
25-Aug-10	9.637	10.514	12.282
25-Sep-10	9.608	10.531	12.503
25-Oct-10	9.728	10.681	13.023
25-Nov-10	9.552	10.593	13.634
25-Dec-10	9.660	10.741	15.351
25-Jan-11	9.489	10.678	21.468
25-Feb-11	9.469	10.747
25-Mar-11	9.917	11.184
25-Apr-11	9.422	10.942
25-May-11	9.546	11.164
25-Jun-11	9.375	11.209
25-Jul-11	9.506	11.494
25-Aug-11	9.335	11.678
25-Sep-11	9.328	12.507
25-Oct-11	9.487	12.916
25-Nov-11	9.341	13.160
25-Dec-11	9.561	13.776
25-Jan-12	9.509	14.420
25-Feb-12	9.813	15.263
25-Mar-12	10.795	16.405
25-Apr-12	10.569	17.381
25-May-12	10.941	24.400
25-Jun-12	10.643
25-Jul-12	10.970
25-Aug-12	10.666
25-Sep-12	10.679
25-Oct-12	11.011
25-Nov-12	10.709
25-Dec-12	11.045
25-Jan-13	10.745
25-Feb-13	10.766
25-Mar-13	12.168
25-Apr-13	10.818
25-May-13	11.167
25-Jun-13	10.880
25-Jul-13	11.244
25-Aug-13	10.965
25-Sep-13	11.026
25-Oct-13	11.417
25-Nov-13	11.157
25-Dec-13	11.960
25-Jan-14	11.945
25-Feb-14	12.081
25-Mar-14	15.263
25-Apr-14	12.582
25-May-14	14.277
25-Jun-14	13.352
25-Jul-14	15.178
25-Aug-14	13.993
25-Sep-14	14.493
25-Oct-14	17.637
25-Nov-14	16.399
25-Dec-14	22.808
25-Jan-15	24.063
25-Feb-15	63.274

(1)

Available Funds Cap equals a) the interest paid out to the Class 1-2A2 Certificates divided by b) the Class 1-2A2 balance adjusted for actual days.

(2)

Based on the following assumptions: a) the Structuring Assumptions, b) the 10% cleanup call is exercised at the earliest possible date, and c) 1-Month LIBOR, 6-Month LIBOR, 1-Year LIBOR and 1-Year CMT instantaneously increase and remain at 11.40%.

Class 1-2A3 Available Funds Cap (1)(2)(3)

Distribution Date	10% CPR (%)	15% CPR (%)	20% CPR (%)	25% CPR (%)	30% CPR (%)
25-Jun-07	11.201	11.201	11.201	11.201	11.201
25-Jul-07	11.752	11.752	11.752	11.752	11.752
25-Aug-07	11.500	11.500	11.500	11.500	11.500
25-Sep-07	11.500	11.500	11.500	11.500	11.500
25-Oct-07	11.500	11.500	11.500	11.500	11.500
25-Nov-07	11.500	11.500	11.500	11.500	11.500
25-Dec-07	11.500	11.500	11.500	11.500	11.500
25-Jan-08	11.500	11.500	11.500	11.500	11.500
25-Feb-08	11.500	11.500	11.500	11.500	11.500
25-Mar-08	11.500	11.500	11.500	11.500	11.500
25-Apr-08	11.360	11.500	11.500	11.500	11.500
25-May-08	11.314	11.500	11.500	11.500	11.500
25-Jun-08	11.159	11.466	11.500	11.500	11.500
25-Jul-08	11.122	11.441	11.500	11.500	11.500
25-Aug-08	10.964	11.314	11.500	11.500	11.500
25-Sep-08	10.868	11.238	11.500	11.500	11.500
25-Oct-08	10.842	11.219	11.500	11.500	11.500
25-Nov-08	10.679	11.085	11.500	11.500	11.500
25-Dec-08	10.663	11.073	11.500	11.500	11.500
25-Jan-09	10.494	10.933	11.459	11.500	11.500
25-Feb-09	10.404	10.854	11.403	11.500	11.500
25-Mar-09	10.596	11.008	11.527	11.500	11.500
25-Apr-09	10.227	10.698	11.292	11.500	11.500
25-May-09	10.240	10.707	11.307	11.500	11.500
25-Jun-09	10.065	10.558	11.198	11.500	11.500
25-Jul-09	10.086	10.573	11.216	11.500	11.500
25-Aug-09	9.917	10.428	11.110	11.500	11.500
25-Sep-09	9.850	10.369	11.070	11.500	11.500
25-Oct-09	9.892	10.398	11.094	11.500	11.500
25-Nov-09	9.713	10.238	10.973	11.500	11.500
25-Dec-09	9.779	10.287	11.008	11.500	11.500
25-Jan-10	9.591	10.121	10.882	11.500	11.500
25-Feb-10	9.528	10.059	10.829	11.500	11.500
25-Mar-10	9.897	10.374	11.076	11.500	11.500
25-Apr-10	9.443	9.970	10.754	11.500	11.500
25-May-10	9.533	10.046	10.819	11.500	11.500
25-Jun-10	9.345	9.877	10.688	11.500	11.500
25-Jul-10	9.450	9.972	11.135	11.500	11.500
25-Aug-10	9.253	9.794	11.038	11.500	11.500
25-Sep-10	9.207	9.749	11.000	11.500	11.500
25-Oct-10	9.319	9.845	11.085	11.500	11.500
25-Nov-10	9.115	9.658	10.915	11.500	11.500
25-Dec-10	9.215	9.741	10.986	11.500	11.500
25-Jan-11	9.014	9.555	10.816	11.500	11.500
25-Feb-11	8.976	9.517	10.810	11.500	11.500
25-Mar-11	9.443	9.928	11.286	11.500	11.500
25-Apr-11	8.884	9.421	10.925	11.500	11.500
25-May-11	9.002	9.520	11.082	11.500	11.500
25-Jun-11	8.796	9.328	10.975	11.500
25-Jul-11	8.923	9.436	11.119	11.500
25-Aug-11	8.715	9.263	11.002	11.500
25-Sep-11	8.690	9.482	11.018	11.301
25-Oct-11	8.857	9.624	11.157	11.401
25-Nov-11	8.702	9.446	11.017	11.301
25-Dec-11	8.945	9.655	11.202	11.474
25-Jan-12	8.890	9.571	11.143	11.410
25-Feb-12	9.261	9.873	11.314	11.573
25-Mar-12	10.398	10.905	12.039	12.580
25-Apr-12	10.259	10.680	11.631	12.519
25-May-12	10.640	11.047	12.027
25-Jun-12	10.319	10.715	11.786
25-Jul-12	10.631	11.053	12.198
25-Aug-12	10.302	10.740	11.970
25-Sep-12	10.293	10.752	12.074
25-Oct-12	10.607	11.093	12.530
25-Nov-12	10.277	10.778	12.001
25-Dec-12	10.591	11.119	11.952
25-Jan-13	10.261	10.804	11.798
25-Feb-13	10.253	10.818	11.976
25-Mar-13	11.442	12.088	13.696
25-Apr-13	10.238	10.846	12.551
25-May-13	10.555	11.193	13.291
25-Jun-13	10.223	10.878	13.690
25-Jul-13	10.550	11.234	15.131
25-Aug-13	10.219	10.921	17.322
25-Sep-13	10.232	10.958	25.645
25-Oct-13	10.573	11.328
25-Nov-13	10.253	11.023
25-Dec-13	10.694	11.389
25-Jan-14	10.442	11.094
25-Feb-14	10.553	11.188
25-Mar-14	12.280	13.239
25-Apr-14	11.058	11.614
25-May-14	11.974	12.677
25-Jun-14	11.559	12.128
25-Jul-14	11.989	12.838
25-Aug-14	11.554	12.213
25-Sep-14	11.551	12.263
25-Oct-14	11.977	13.058
25-Nov-14	11.546	12.333
25-Dec-14	11.968	12.526
25-Jan-15	11.541	11.794
25-Feb-15	11.539	11.844
25-Mar-15	12.655	15.567
25-Apr-15	11.543	11.975
25-May-15	11.974	13.099
25-Jun-15	11.551	12.171
25-Jul-15	11.985	13.557
25-Aug-15	11.558	12.497
25-Sep-15	11.562	12.758
25-Oct-15	12.004	15.103
25-Nov-15	11.571	13.806
25-Dec-15	12.017	18.724
25-Jan-16	11.580	19.082
25-Feb-16	11.584
25-Mar-16	12.429
25-Apr-16	11.601
25-May-16	12.059
25-Jun-16	11.615
25-Jul-16	12.079
25-Aug-16	11.627
25-Sep-16	11.639
25-Oct-16	12.118
25-Nov-16	11.664
25-Dec-16	12.149
25-Jan-17	11.694
25-Feb-17	11.738
25-Mar-17	13.278
25-Apr-17	11.850
25-May-17	12.370
25-Jun-17	11.882
25-Jul-17	12.412
25-Aug-17	11.907
25-Sep-17	11.921
25-Oct-17	12.486
25-Nov-17	11.951
25-Dec-17	12.543
25-Jan-18	11.986
25-Feb-18	12.005
25-Mar-18	14.014
25-Apr-18	12.049
25-May-18	12.730
25-Jun-18	12.099
25-Jul-18	12.828
25-Aug-18	12.160
25-Sep-18	12.194
25-Oct-18	12.618
25-Nov-18	11.847
25-Dec-18	12.712
25-Jan-19	11.909
25-Feb-19	11.946
25-Mar-19	15.300
25-Apr-19	12.037
25-May-19	13.202
25-Jun-19	12.160
25-Jul-19	13.535
25-Aug-19	12.339
25-Sep-19	12.462
25-Oct-19	14.389
25-Nov-19	12.830
25-Dec-19	15.526
25-Jan-20	13.564
25-Feb-20	14.295
25-Mar-20	28.733
25-Apr-20	20.042
25-May-20	863.393

(1)

Available Funds Cap equals a) the interest paid out to the Class 1-2A3 Certificates divided by b) the Class 1-2A3 balance adjusted for actual days.

(2)

Based on the following assumptions: a) the Structuring Assumptions, b) the 10% cleanup call is exercised at the earliest possible date, and c) 1-Month LIBOR, 6-Month LIBOR, 1-Year LIBOR and 1-Year CMT instantaneously increase and remain at 11.30%.

Class 1-2A4 Available Funds Cap (1)(2)

Distribution Date	10% CPR (%)	15% CPR (%)	20% CPR (%)	25% CPR (%)	30% CPR (%)
25-Jun-07	11.223	11.223	11.223	11.223	11.223
25-Jul-07	11.733	11.733	11.733	11.733	11.733
25-Aug-07	11.500	11.500	11.500	11.500	11.500
25-Sep-07	11.500	11.500	11.500	11.500	11.500
25-Oct-07	11.500	11.500	11.500	11.500	11.500
25-Nov-07	11.500	11.500	11.500	11.500	11.500
25-Dec-07	11.500	11.500	11.500	11.500	11.500
25-Jan-08	11.500	11.500	11.500	11.500	11.500
25-Feb-08	11.500	11.500	11.500	11.500	11.500
25-Mar-08	11.500	11.500	11.500	11.500	11.500
25-Apr-08	11.358	11.500	11.500	11.500	11.500
25-May-08	11.312	11.500	11.500	11.500	11.500
25-Jun-08	11.157	11.464	11.500	11.500	11.500
25-Jul-08	11.120	11.439	11.500	11.500	11.500
25-Aug-08	10.963	11.311	11.500	11.500	11.500
25-Sep-08	10.867	11.236	11.500	11.500	11.500
25-Oct-08	10.841	11.217	11.500	11.500	11.500
25-Nov-08	10.678	11.083	11.500	11.500	11.500
25-Dec-08	10.661	11.070	11.500	11.500	11.500
25-Jan-09	10.493	10.931	11.456	11.500	11.500
25-Feb-09	10.403	10.852	11.400	11.500	11.500
25-Mar-09	10.592	11.005	11.526	11.500	11.500
25-Apr-09	10.228	10.698	11.289	11.500	11.500
25-May-09	10.240	10.706	11.304	11.500	11.500
25-Jun-09	10.066	10.558	11.196	11.500	11.500
25-Jul-09	10.086	10.571	11.213	11.500	11.500
25-Aug-09	9.918	10.428	11.107	11.500	11.500
25-Sep-09	9.851	10.369	11.067	11.500	11.500
25-Oct-09	9.891	10.396	11.091	11.500	11.500
25-Nov-09	9.714	10.238	10.971	11.500	11.500
25-Dec-09	9.779	10.286	11.006	11.500	11.500
25-Jan-10	9.592	10.122	10.881	11.500	11.500
25-Feb-10	9.529	10.060	10.828	11.500	11.500
25-Mar-10	9.895	10.371	11.073	11.500	11.500
25-Apr-10	9.445	9.972	10.756	11.500	11.500
25-May-10	9.535	10.047	10.819	11.500	11.500
25-Jun-10	9.347	9.880	10.689	11.500	11.500
25-Jul-10	9.452	9.973	11.140	11.500	11.500
25-Aug-10	9.256	9.796	11.044	11.500	11.500
25-Sep-10	9.210	9.752	11.005	11.500	11.500
25-Oct-10	9.321	9.846	11.090	11.500	11.500
25-Nov-10	9.118	9.660	10.921	11.500	11.500
25-Dec-10	9.217	9.742	10.991	11.500	11.500
25-Jan-11	9.017	9.558	10.822	11.500	11.500
25-Feb-11	8.979	9.520	10.784	11.500	11.500
25-Mar-11	9.444	9.927	11.143	11.500	11.500
25-Apr-11	8.887	9.424	10.686	11.500	11.500
25-May-11	9.004	9.522	10.768	11.500	11.500
25-Jun-11	8.799	9.331	10.591	11.500	11.500
25-Jul-11	8.925	9.438	10.678	11.500	11.500
25-Aug-11	8.719	9.266	10.495	11.500	11.500
25-Sep-11	8.693	9.489	10.457	11.294	11.500
25-Oct-11	8.860	9.630	10.554	11.365	11.500
25-Nov-11	8.706	9.453	10.365	11.241	11.500
25-Dec-11	8.948	9.662	10.518	11.352	11.500
25-Jan-12	8.893	9.578	10.411	11.229	11.500
25-Feb-12	9.265	9.881	10.601	11.264	11.500
25-Mar-12	10.401	10.913	11.427	11.923	11.500
25-Apr-12	10.263	10.688	11.083	11.462	11.500
25-May-12	10.643	11.055	11.426	11.830	11.500
25-Jun-12	10.323	10.723	11.098	11.501	11.500
25-Jul-12	10.634	11.035	11.410	11.890	11.500
25-Aug-12	10.306	10.696	11.075	11.495	11.500
25-Sep-12	10.297	10.682	11.063	11.477	11.500
25-Oct-12	10.612	10.996	11.376	11.869	11.500
25-Nov-12	10.281	10.656	10.870	11.466	11.500
25-Dec-12	10.596	10.970	10.947	11.536	11.500
25-Jan-13	10.265	10.629	10.626	11.458	11.500
25-Feb-13	10.258	10.616	10.617	11.454	11.500
25-Mar-13	11.473	11.834	11.812	11.603	11.500
25-Apr-13	10.243	10.589	10.594	11.447	11.500
25-May-13	10.560	10.906	10.900	11.557	11.500
25-Jun-13	10.228	10.564	10.576	11.440	11.500
25-Jul-13	10.555	10.889	10.889	11.564	11.500
25-Aug-13	10.224	10.548	10.564	11.437	11.500
25-Sep-13	10.238	10.555	10.571	11.439	11.500
25-Oct-13	10.578	10.894	10.899	11.636	11.500
25-Nov-13	10.259	10.562	10.589	11.445	11.500
25-Dec-13	10.701	10.894	10.918	11.559
25-Jan-14	10.451	10.578	10.615	11.475
25-Feb-14	10.562	10.673	10.687	11.523
25-Mar-14	12.349	12.411	12.448	11.504
25-Apr-14	11.070	11.142	11.076	11.500
25-May-14	12.036	12.074	12.018	11.500
25-Jun-14	11.573	11.626	11.541	11.500
25-Jul-14	12.050	12.081	12.059	11.500
25-Aug-14	11.567	11.616	11.553	11.500
25-Sep-14	11.565	11.612	11.559	11.500
25-Oct-14	12.036	12.059	12.079	11.500
25-Nov-14	11.560	11.586	11.572	11.500
25-Dec-14	12.027	11.834	12.093	11.500
25-Jan-15	11.555	11.394	11.585	11.500
25-Feb-15	11.552	11.394	11.592	11.500
25-Mar-15	12.715	12.443	13.026	11.500
25-Apr-15	11.547	11.394	11.606	11.500
25-May-15	12.005	11.823	12.129	11.500
25-Jun-15	11.542	11.394	11.620
25-Jul-15	11.997	11.818	12.145
25-Aug-15	11.537	11.394	11.635
25-Sep-15	11.535	11.394	11.643
25-Oct-15	11.984	11.812	12.169
25-Nov-15	11.530	11.394	11.658
25-Dec-15	11.976	11.808	12.185
25-Jan-16	11.525	11.394	11.675
25-Feb-16	11.523	11.395	11.683
25-Mar-16	12.271	12.065	12.657
25-Apr-16	11.525	11.405	11.707
25-May-16	11.960	11.813	12.235
25-Jun-16	11.523	11.413	11.728
25-Jul-16	11.954	11.820	12.256
25-Aug-16	11.519	11.418	11.746
25-Sep-16	11.522	11.426	11.762
25-Oct-16	11.949	11.832	12.295
25-Nov-16	11.531	11.442	11.794
25-Dec-16	11.947	11.841	12.322
25-Jan-17	11.545	11.464	11.835
25-Feb-17	11.582	11.503	11.887
25-Mar-17	12.572	12.442	13.374
25-Apr-17	11.661	11.587	11.995
25-May-17	12.011	11.927	12.501
25-Jun-17	11.665	11.600	12.027
25-Jul-17	12.002	11.933	12.526
25-Aug-17	11.660	11.606	12.051
25-Sep-17	11.658	11.609	12.064
25-Oct-17	11.988	11.942
25-Nov-17	11.653	11.615
25-Dec-17	11.979	11.948
25-Jan-18	11.648	11.621
25-Feb-18	11.646	11.624
25-Mar-18	12.485	12.507
25-Apr-18	11.641	11.631
25-May-18	11.957	11.965
25-Jun-18	11.637	11.638
25-Jul-18	11.948	11.972
25-Aug-18	11.632	11.645
25-Sep-18	11.630	11.648
25-Oct-18	11.829	11.983
25-Nov-18	11.517	11.656
25-Dec-18	11.817	11.991
25-Jan-19	11.517	11.663
25-Feb-19	11.517	11.667
25-Mar-19	12.266	12.553
25-Apr-19	11.516	11.675
25-May-19	11.807	12.011
25-Jun-19	11.516	11.683
25-Jul-19	11.803	12.019
25-Aug-19	11.516	11.692
25-Sep-19	11.516	11.696
25-Oct-19	11.797	12.032
25-Nov-19	11.516	11.705
25-Dec-19	11.794	12.041
25-Jan-20	11.515	11.714
25-Feb-20	11.515	11.719
25-Mar-20	11.983	12.322
25-Apr-20	11.515	11.729
25-May-20	11.784	12.065
25-Jun-20	11.516	11.739
25-Jul-20	11.787	12.075
25-Aug-20	11.519	11.749
25-Sep-20	11.520	11.754
25-Oct-20	11.791	12.091
25-Nov-20	11.523	11.765
25-Dec-20	11.793	12.102
25-Jan-21	11.525	11.776
25-Feb-21	11.527	11.782
25-Mar-21	12.194
25-Apr-21	11.529
25-May-21	11.800
25-Jun-21	11.532
25-Jul-21	11.803
25-Aug-21	11.535
25-Sep-21	11.537
25-Oct-21	11.808
25-Nov-21	11.540
25-Dec-21	11.811
25-Jan-22	11.543
25-Feb-22	11.544
25-Mar-22	12.213
25-Apr-22	11.547
25-May-22	11.819
25-Jun-22	11.551
25-Jul-22	11.822
25-Aug-22	11.554
25-Sep-22	11.556
25-Oct-22	11.827
25-Nov-22	11.559
25-Dec-22	11.831
25-Jan-23	11.563
25-Feb-23	11.565
25-Mar-23	12.235
25-Apr-23	11.568
25-May-23	11.840
25-Jun-23	11.572
25-Jul-23	11.844
25-Aug-23	11.576
25-Sep-23	11.578
25-Oct-23	11.850
25-Nov-23	11.582
25-Dec-23	11.854
25-Jan-24	11.586
25-Feb-24	11.589
25-Mar-24	12.053
25-Apr-24	11.593
25-May-24	11.865
25-Jun-24	11.597
25-Jul-24	11.869
25-Aug-24	11.602
25-Sep-24	11.604
25-Oct-24	11.876
25-Nov-24	11.609
25-Dec-24	11.881
25-Jan-25	11.614
25-Feb-25	11.617
25-Mar-25	12.289
25-Apr-25	11.622
25-May-25	11.894
25-Jun-25	11.627
25-Jul-25	11.900
25-Aug-25	11.633
25-Sep-25	11.636
25-Oct-25	11.908
25-Nov-25	11.642
25-Dec-25	11.914
25-Jan-26	11.648
25-Feb-26	11.651
25-Mar-26	12.324
25-April-26	11.657
25-May-26	11.929
25-Jun-26	11.663
25-Jul-26	11.936
25-Aug-26	11.670
25-Sep-26	11.674
25-Oct-26	11.946
25-Nov-26	11.681
(1)

Available Funds Cap equals a) the interest paid out to the Class 1-2A4 Certificates divided by b) the Class 1-2A4 balance adjusted for actual days.

(2)

Based on the following assumptions: a) the Structuring Assumptions, b) the 10% cleanup call is exercised at the earliest possible date, and c) 1-Month LIBOR, 6-Month LIBOR, 1-Year LIBOR and 1-Year CMT instantaneously increase and remain at 11.22%.

Class 1-2A5 Available Funds Cap (1)(2)

Distribution Date	10% CPR (%)	15% CPR (%)	20% CPR (%)	25% CPR (%)	30% CPR (%)
25-Jun-07	11.216	11.216	11.216	11.216	11.216
25-Jul-07	11.741	11.743	11.744	11.745	11.747
25-Aug-07	11.500	11.500	11.500	11.500	11.500
25-Sep-07	11.500	11.500	11.500	11.500	11.500
25-Oct-07	11.500	11.500	11.500	11.500	11.500
25-Nov-07	11.500	11.500	11.500	11.500	11.500
25-Dec-07	11.500	11.500	11.500	11.500	11.500
25-Jan-08	11.500	11.500	11.500	11.500	11.500
25-Feb-08	11.500	11.500	11.500	11.500	11.500
25-Mar-08	11.500	11.500	11.500	11.500	11.500
25-Apr-08	11.357	11.500	11.500	11.500	11.500
25-May-08	11.313	11.500	11.500	11.500	11.500
25-Jun-08	11.159	11.463	11.500	11.500	11.500
25-Jul-08	11.125	11.439	11.500	11.500	11.500
25-Aug-08	10.970	11.312	11.500	11.500	11.500
25-Sep-08	10.878	11.239	11.500	11.500	11.500
25-Oct-08	10.857	11.224	11.500	11.500	11.500
25-Nov-08	10.698	11.093	11.500	11.500	11.500
25-Dec-08	10.687	11.086	11.500	11.500	11.500
25-Jan-09	10.524	10.951	11.456	11.500	11.500
25-Feb-09	10.438	10.878	11.400	11.500	11.500
25-Mar-09	10.634	11.040	11.528	11.500	11.500
25-Apr-09	10.276	10.739	11.291	11.500	11.500
25-May-09	10.293	10.753	11.310	11.500	11.500
25-Jun-09	10.125	10.612	11.205	11.500	11.500
25-Jul-09	10.150	10.634	11.228	11.500	11.500
25-Aug-09	9.989	10.500	11.127	11.500	11.500
25-Sep-09	9.928	10.449	11.094	11.500	11.500
25-Oct-09	9.973	10.485	11.126	11.500	11.500
25-Nov-09	9.803	10.337	11.012	11.500	11.500
25-Dec-09	9.872	10.392	11.056	11.500	11.500
25-Jan-10	9.693	10.240	10.939	11.500	11.500
25-Feb-10	9.635	10.187	10.896	11.500	11.500
25-Mar-10	10.000	10.501	11.152	11.500	11.500
25-Apr-10	9.563	10.121	10.845	11.500	11.500
25-May-10	9.656	10.203	10.917	11.500	11.500
25-Jun-10	9.477	10.049	10.798	11.500	11.500
25-Jul-10	9.585	10.150	11.270	11.500	11.500
25-Aug-10	9.398	9.987	11.181	11.500	11.500
25-Sep-10	9.357	9.951	11.146	11.500	11.500
25-Oct-10	9.469	10.051	11.235	11.500	11.500
25-Nov-10	9.275	9.881	11.074	11.500	11.500
25-Dec-10	9.375	9.967	11.149	11.500	11.500
25-Jan-11	9.184	9.799	10.989	11.500	11.500
25-Feb-11	9.150	9.769	10.957	11.500	11.500
25-Mar-11	9.605	10.167	11.321	11.500	11.500
25-Apr-11	9.070	9.697	10.881	11.500	11.500
25-May-11	9.186	9.797	10.968	11.500	11.500
25-Jun-11	8.989	9.623	10.801	11.500	11.500
25-Jul-11	9.114	9.730	10.893	11.500	11.500
25-Aug-11	8.916	9.578	10.722	11.500	11.500
25-Sep-11	8.893	9.839	10.691	11.295	11.500
25-Oct-11	9.053	9.972	10.791	11.370	11.500
25-Nov-11	8.898	9.793	10.608	11.248	11.500
25-Dec-11	9.130	9.987	10.760	11.364	11.500
25-Jan-12	9.072	9.900	10.658	11.243	11.500
25-Feb-12	9.421	10.168	10.830	11.281	11.500
25-Mar-12	10.511	11.134	11.615	11.943	11.500
25-Apr-12	10.347	10.868	11.243	11.471	11.500
25-May-12	10.723	11.234	11.592	11.835	11.500
25-Jun-12	10.406	10.909	11.278	11.493	11.500
25-Jul-12	10.720	11.229	11.604	11.870	11.500
25-Aug-12	10.395	10.896	11.282	11.485	11.500
25-Sep-12	10.389	10.889	11.282	11.465	11.500
25-Oct-12	10.704	11.210	11.607	11.869	11.500
25-Nov-12	10.378	10.875	11.079	11.460	11.500
25-Dec-12	10.694	11.197	11.117	11.681	11.500
25-Jan-13	10.366	10.861	10.805	11.444	11.500
25-Feb-13	10.361	10.853	10.802	11.440	11.500
25-Mar-13	11.613	12.127	12.039	11.635	11.500
25-Apr-13	10.350	10.838	10.796	11.433	11.500
25-May-13	10.668	11.161	11.107	11.572	11.500
25-Jun-13	10.340	10.823	10.790	11.426	11.500
25-Jul-13	10.666	11.153	11.107	11.579	11.500
25-Aug-13	10.338	10.815	10.789	11.422	11.500
25-Sep-13	10.352	10.825	10.800	11.424	11.500
25-Oct-13	10.693	11.168	11.125	11.666	11.500
25-Nov-13	10.374	10.835	10.808	11.430	11.500
25-Dec-13	10.853	11.170	11.125	11.574
25-Jan-14	10.618	10.850	10.811	11.459
25-Feb-14	10.720	10.929	10.855	11.503
25-Mar-14	12.637	12.824	12.704	11.545
25-Apr-14	11.200	11.349	11.175	11.500
25-May-14	12.222	12.349	12.147	11.500
25-Jun-14	11.697	11.822	11.618	11.500
25-Jul-14	12.255	12.383	12.199	11.500
25-Aug-14	11.697	11.822	11.632	11.500
25-Sep-14	11.697	11.823	11.640	11.500
25-Oct-14	12.255	12.383	12.223	11.500
25-Nov-14	11.697	11.797	11.656	11.500
25-Dec-14	12.255	12.035	12.240	11.500
25-Jan-15	11.698	11.490	11.672	11.500
25-Feb-15	11.698	11.493	11.681	11.500
25-Mar-15	13.311	13.104	13.429	11.500
25-Apr-15	11.699	11.500	11.698	11.500
25-May-15	12.255	12.052	12.284	11.500
25-Jun-15	11.699	11.507	11.716
25-Jul-15	12.255	12.060	12.303
25-Aug-15	11.699	11.515	11.734
25-Sep-15	11.699	11.519	11.744
25-Oct-15	12.256	12.071	12.332
25-Nov-15	11.699	11.526	11.763
25-Dec-15	12.256	12.078	12.353
25-Jan-16	11.700	11.534	11.783
25-Feb-16	11.700	11.538	11.794
25-Mar-16	12.768	12.603	12.949
25-Apr-16	11.706	11.553	11.821
25-May-16	12.261	12.104	12.413
25-Jun-16	11.710	11.565	11.847
25-Jul-16	12.264	12.116	12.439
25-Aug-16	11.710	11.574	11.870
25-Sep-16	11.716	11.584	11.888
25-Oct-16	12.276	12.140	12.487
25-Nov-16	11.731	11.606	11.925
25-Dec-16	12.286	12.157	12.521
25-Jan-17	11.756	11.637	11.974
25-Feb-17	11.800	11.682	12.029
25-Mar-17	13.462	13.339	13.848
25-Apr-17	11.897	11.780	12.148
25-May-17	12.444	12.324	12.746
25-Jun-17	11.908	11.799	12.186
25-Jul-17	12.445	12.335	12.776
25-Aug-17	11.909	11.810	12.216
25-Sep-17	11.909	11.816	12.232
25-Oct-17	12.446	12.353
25-Nov-17	11.910	11.828
25-Dec-17	12.447	12.365
25-Jan-18	11.911	11.840
25-Feb-18	11.912	11.846
25-Mar-18	13.524	13.462
25-Apr-18	11.912	11.859
25-May-18	12.448	12.397
25-Jun-18	11.913	11.872
25-Jul-18	12.449	12.411
25-Aug-18	11.914	11.886
25-Sep-18	11.915	11.893
25-Oct-18	12.213	12.432
25-Nov-18	11.671	11.907
25-Dec-18	12.201	12.446
25-Jan-19	11.676	11.922
25-Feb-19	11.679	11.929
25-Mar-19	13.268	13.548
25-Apr-19	11.684	11.944
25-May-19	12.213	12.485
25-Jun-19	11.690	11.960
25-Jul-19	12.219	12.501
25-Aug-19	11.695	11.977
25-Sep-19	11.698	11.985
25-Oct-19	12.227	12.527
25-Nov-19	11.704	12.002
25-Dec-19	12.232	12.544
25-Jan-20	11.710	12.020
25-Feb-20	11.713	12.029
25-Mar-20	12.753	13.093
25-Apr-20	11.719	12.048
25-May-20	12.247	12.591
25-Jun-20	11.725	12.067
25-Jul-20	12.253	12.610
25-Aug-20	11.732	12.087
25-Sep-20	11.735	12.097
25-Oct-20	12.263	12.641
25-Nov-20	11.742	12.118
25-Dec-20	12.270	12.662
25-Jan-21	11.749	12.139
25-Feb-21	11.752	12.150
25-Mar-21	13.344
25-Apr-21	11.759
25-May-21	12.288
25-Jun-21	11.767
25-Jul-21	12.296
25-Aug-21	11.774
25-Sep-21	11.778
25-Oct-21	12.307
25-Nov-21	11.786
25-Dec-21	12.315
25-Jan-22	11.794
25-Feb-22	11.798
25-Mar-22	13.391
25-Apr-22	11.806
25-May-22	12.336
25-Jun-22	11.814
25-Jul-22	12.344
25-Aug-22	11.823
25-Sep-22	11.827
25-Oct-22	12.358
25-Nov-22	11.836
25-Dec-22	12.367
25-Jan-23	11.846
25-Feb-23	11.850
25-Mar-23	13.446
25-Apr-23	11.860
25-May-23	12.391
25-Jun-23	11.870
25-Jul-23	12.402
25-Aug-23	11.880
25-Sep-23	11.886
25-Oct-23	12.417
25-Nov-23	11.896
25-Dec-23	12.428
25-Jan-24	11.907
25-Feb-24	11.913
25-Mar-24	12.960
25-Apr-24	11.924
25-May-24	12.457
25-Jun-24	11.936
25-Jul-24	12.469
25-Aug-24	11.948
25-Sep-24	11.954
25-Oct-24	12.488
25-Nov-24	11.967
25-Dec-24	12.500
25-Jan-25	11.980
25-Feb-25	11.986
25-Mar-25	13.587
25-Apr-25	12.000
25-May-25	12.535
25-Jun-25	12.014
25-Jul-25	12.549
25-Aug-25	12.029
25-Sep-25	12.036
25-Oct-25	12.571
25-Nov-25	12.051
25-Dec-25	12.587
25-Jan-26	12.067
25-Feb-26	12.075
25-Mar-26	13.679
25-April-26	12.091
25-May-26	12.628
25-Jun-26	12.108
25-Jul-26	12.645
25-Aug-26	12.126
25-Sep-26	12.135
25-Oct-26	12.672
25-Nov-26	12.153

(1)

Available Funds Cap equals a) the interest paid out to the Class 1-2A5 Certificates divided by b) the Class 1-2A5 balance adjusted for actual days.

(2)

Based on the following assumptions: a) the Structuring Assumptions, b) the 10% cleanup call is exercised at the earliest possible date, and c) 1-Month LIBOR, 6-Month LIBOR, 1-Year LIBOR and 1-Year CMT instantaneously increase and remain at 11.24%.

Net WAC Rate and Effective Rate Schedule(1)(2)(5)

Distribution Date	Net WAC Rate(%)(3)	Effective Rate(%)(4)
June 25, 2007	7.89	15.23
July 25, 2007	6.58	16.47
August 25, 2007	6.36	16.44
September 25, 2007	6.36	16.44
October 25, 2007	6.58	16.46
November 25, 2007	6.36	16.44
December 25, 2007	6.57	16.46
January 25, 2008	6.36	16.43
February 25, 2008	6.36	16.43
March 25, 2008	6.80	16.48
April 25, 2008	6.36	16.42
May 25, 2008	6.58	16.45
June 25, 2008	6.36	16.42
July 25, 2008	6.58	16.44
August 25, 2008	6.36	16.41
September 25, 2008	6.36	16.41
October 25, 2008	6.58	16.43
November 25, 2008	6.37	16.39
December 25, 2008	6.58	16.41
January 25, 2009	6.37	16.37
February 25, 2009	6.39	16.33
March 25, 2009	7.11	16.37
April 25, 2009	6.43	16.24
May 25, 2009	6.64	16.27
June 25, 2009	6.43	16.24
July 25, 2009	6.65	16.27
August 25, 2009	6.44	16.23
September 25, 2009	6.45	16.23
October 25, 2009	6.71	16.22
November 25, 2009	6.55	16.12
December 25, 2009	6.83	16.08
January 25, 2010	6.62	16.03
February 25, 2010	6.64	15.98
March 25, 2010	7.39	16.11
April 25, 2010	6.74	15.88
May 25, 2010	6.98	15.93
June 25, 2010	6.76	15.89
July 25, 2010	6.99	16.02
August 25, 2010	6.77	15.97
September 25, 2010	6.78	15.98
October 25, 2010	7.02	16.04
November 25, 2010	6.80	15.98
December 25, 2010	7.02	16.03
January 25, 2011	6.80	15.97
February 25, 2011	6.81	15.97
March 25, 2011	7.55	16.15
April 25, 2011	6.82	15.96
May 25, 2011	7.05	16.01
June 25, 2011	6.83	15.94
July 25, 2011	7.06	15.98
August 25, 2011	6.84	15.91
September 25, 2011	6.87	15.88
October 25, 2011	7.21	15.82
November 25, 2011	7.21	15.50
December 25, 2011	7.68	15.36
January 25, 2012	7.70	14.98
February 25, 2012	8.31	14.38
March 25, 2012	10.05	13.85
April 25, 2012	10.12	12.61
May 25, 2012	10.53	12.76
June 25, 2012	10.20	12.44
July 25, 2012	10.54	12.73
August 25, 2012	10.20	12.42
September 25, 2012	10.20	12.41
October 25, 2012	10.54	12.70
November 25, 2012	10.20	12.40
December 25, 2012	10.54	12.68
January 25, 2013	10.20	12.37
February 25, 2013	10.20	12.36
March 25, 2013	11.29	13.31
April 25, 2013	10.20	12.34
May 25, 2013	10.54	12.63
June 25, 2013	10.20	12.31
July 25, 2013	10.55	12.59
August 25, 2013	10.21	12.28
September 25, 2013	10.23	12.25
October 25, 2013	10.59	12.52
November 25, 2013	10.27	12.17

(1)

Assumes a swap strike rate of 5.190%.

(2)

Assumes the Structuring Assumptions, except that 1-Month LIBOR, 6-Month LIBOR, 1-Year LIBOR and 1-Year CMT equal 20.00% for all Distribution Dates.

(3)

The indicated Net WAC Rate reflects no amounts paid to or received from the Swap or Cap Counterparty.

(4)

The effective available funds cap rate (the “Effective Rate”) is a per annum rate equal to the sum of (A) the product of (i) 30 divided by the actual number of days in the Interest Accrual Period for the Certificates and (ii) the weighted average Net Mortgage Rate of the mortgage loans plus (B) the net swap or cap payment owed to or from the trust, if any, divided by the aggregate principal balance of the mortgage loans as of the first day of the applicable collection period multiplied by 360 divided by actual number of days.

(5)

Run to optional termination at 30% CPR.

Excess Interest (1) (2)

Distribution Date	Excess Interest(1)(2)
25-Jun-07	2.07%
25-Jul-07	1.16%
25-Aug-07	1.07%
25-Sep-07	1.07%
25-Oct-07	1.16%
25-Nov-07	1.07%
25-Dec-07	1.16%
25-Jan-08	1.07%
25-Feb-08	1.07%
25-Mar-08	1.26%
25-Apr-08	1.07%
25-May-08	1.17%
25-Jun-08	1.08%
25-Jul-08	1.17%
25-Aug-08	1.08%
25-Sep-08	1.08%
25-Oct-08	1.17%
25-Nov-08	1.08%
25-Dec-08	1.17%
25-Jan-09	1.08%
25-Feb-09	1.09%
25-Mar-09	1.38%
25-Apr-09	1.10%
25-May-09	1.19%
25-Jun-09	1.10%
25-Jul-09	1.19%
25-Aug-09	1.10%
25-Sep-09	1.10%
25-Oct-09	1.20%
25-Nov-09	1.12%
25-Dec-09	1.23%
25-Jan-10	1.14%
25-Feb-10	1.16%
25-Mar-10	1.46%
25-Apr-10	1.18%
25-May-10	1.28%
25-Jun-10	1.19%
25-Jul-10	1.25%
25-Aug-10	1.15%
25-Sep-10	1.15%
25-Oct-10	1.25%
25-Nov-10	1.15%
25-Dec-10	1.25%
25-Jan-11	1.16%
25-Feb-11	1.17%
25-Mar-11	1.47%
25-Apr-11	1.17%
25-May-11	1.28%
25-Jun-11	1.18%
25-Jul-11	1.29%
25-Aug-11	1.19%
25-Sep-11	1.20%
25-Oct-11	1.32%
25-Nov-11	1.25%
25-Dec-11	1.40%
25-Jan-12	1.32%
25-Feb-12	1.42%
25-Mar-12	1.95%
25-Apr-12	1.79%
25-May-12	1.97%
25-Jun-12	1.82%
25-Jul-12	1.99%
25-Aug-12	1.83%
25-Sep-12	1.84%
25-Oct-12	2.02%
25-Nov-12	1.86%
25-Dec-12	2.04%
25-Jan-13	1.88%
25-Feb-13	1.89%
25-Mar-13	2.40%
25-Apr-13	1.91%
25-May-13	2.09%
25-Jun-13	1.94%
25-Jul-13	2.11%
25-Aug-13	1.96%
25-Sep-13	1.97%
25-Oct-13	2.15%
25-Nov-13	2.00%

(1)

Based on the following assumptions: a) the Structuring Assumptions, b) the 10% cleanup call is exercised at the earliest possible date, and c) the Pool 1 Mortgage Loans prepay at a speed of 30% CPR

(2)

Excess Interest for any Distribution Date is equal to (x) the product of (a) 12 and (b) interest remaining after payment of interest accrued on the bonds (excluding Net WAC Cap Carryover Amounts) plus or minus any Net Swap Payments made to or from the swap provider, divided by (B) the principal balance of the Pool 1 Certificates prior to any distributions of principal on such Distribution Date.

Swap Schedule (1)

Distribution Date	Notional Amount ($)(1)
25-Jun-07	638,384,000.00
25-Jul-07	619,491,196.48
25-Aug-07	601,152,261.23
25-Sep-07	583,351,246.11
25-Oct-07	566,072,377.86
25-Nov-07	549,300,345.59
25-Dec-07	533,020,287.26
25-Jan-08	517,107,254.92
25-Feb-08	501,771,525.06
25-Mar-08	486,813,613.35
25-Apr-08	472,366,592.82
25-May-08	458,293,929.37
25-Jun-08	444,683,516.95
25-Jul-08	431,472,365.33
25-Aug-08	418,648,766.22
25-Sep-08	406,201,354.56
25-Oct-08	393,890,207.41
25-Nov-08	381,709,715.51
25-Dec-08	370,284,625.55
25-Jan-09	358,700,649.74
25-Feb-09	346,090,358.11
25-Mar-09	332,591,870.74
25-Apr-09	321,718,773.21
25-May-09	312,115,157.80
25-Jun-09	302,758,818.49
25-Jul-09	293,694,247.50
25-Aug-09	284,557,479.01
25-Sep-09	275,975,105.16
25-Oct-09	265,542,953.93
25-Nov-09	254,595,258.57
25-Dec-09	243,487,463.31
25-Jan-10	235,946,411.64
25-Feb-10	227,377,069.99
25-Mar-10	218,945,919.75
25-Apr-10	209,457,877.16
25-May-10	203,027,020.19
25-Jun-10	196,905,661.23
25-Jul-10	193,097,289.03
25-Aug-10	187,427,957.96
25-Sep-10	181,851,917.31
25-Oct-10	176,418,061.54
25-Nov-10	171,143,665.16
25-Dec-10	166,024,050.70
25-Jan-11	160,864,736.27
25-Feb-11	156,046,760.38
25-Mar-11	151,331,919.85
25-Apr-11	146,729,964.17
25-May-11	142,262,507.31
25-Jun-11	137,846,013.44
25-Jul-11	133,500,856.91
25-Aug-11	129,255,916.73
25-Sep-11	124,682,541.60
25-Oct-11	117,752,352.33
25-Nov-11	108,215,104.14
25-Dec-11	99,178,339.78
25-Jan-12	89,606,820.96
25-Feb-12	72,567,867.00
25-Mar-12	45,345,016.06
25-Apr-12	27,547,653.82
25-May-12	24,963,354.83
25-Jun-12	23,981,622.01
25-Jul-12	23,182,605.41
25-Aug-12	22,407,045.41
25-Sep-12	21,654,253.74
25-Oct-12	20,923,562.31
25-Nov-12	20,214,322.62
25-Dec-12	19,525,905.19
25-Jan-13	18,857,699.03
25-Feb-13	18,209,111.04
25-Mar-13	17,579,565.54
25-Apr-13	16,968,503.71
25-May-13	16,375,383.15
25-Jun-13	15,779,316.39
25-Jul-13	15,127,029.86
25-Aug-13	14,554,002.44
25-Sep-13	13,829,759.71
25-Oct-13	13,069,278.44
25-Nov-13	12,272,494.35
25-Dec-13	11,463,746.66
25-Jan-14	10,359,345.27
25-Feb-14	7,997,247.01
25-Mar-14	4,905,241.92
25-Apr-14	2,160,654.81
25-May-14 and thereafter	0.00

(1)

The notional amount for each Distribution Date was derived by dividing x) the aggregate outstanding principal balance of the Senior, Mezzanine, and Subordinate Certificates for such Distribution Date by y) 2, assuming a) the Structuring Assumptions, b) the optional call is exercised at the earliest eligible date, and c) a prepayment rate of 30% CPR.

Cap Agreement Schedule (1)

Distribution Date	Notional Amount ($)(1)	Strike Rate (%)	Rate Cap Ceiling (%)
25-Jun-07	638,384,000.00	NA	NA
25-Jul-07	619,491,196.48	6.35	11.50
25-Aug-07	601,152,261.23	6.13	11.50
25-Sep-07	583,351,246.11	6.13	11.50
25-Oct-07	566,072,377.86	6.34	11.50
25-Nov-07	549,300,345.59	6.13	11.50
25-Dec-07	533,020,287.26	6.34	11.50
25-Jan-08	517,107,254.92	6.12	11.50
25-Feb-08	501,771,525.06	6.12	11.50
25-Mar-08	486,813,613.35	6.56	11.50
25-Apr-08	472,366,592.82	6.12	11.50
25-May-08	458,293,929.37	6.33	11.50
25-Jun-08	444,683,516.95	6.11	11.50
25-Jul-08	431,472,365.33	6.32	11.50
25-Aug-08	418,648,766.22	6.11	11.50
25-Sep-08	406,201,354.56	6.11	11.50
25-Oct-08	393,890,207.41	6.32	11.50
25-Nov-08	381,709,715.51	6.10	11.50
25-Dec-08	370,284,625.55	6.31	11.50
25-Jan-09	358,700,649.74	6.09	11.50
25-Feb-09	346,090,358.11	6.09	11.50
25-Mar-09	332,591,870.74	6.76	11.50
25-Apr-09	321,718,773.21	6.08	11.50
25-May-09	312,115,157.80	6.29	11.50
25-Jun-09	302,758,818.49	6.07	11.50
25-Jul-09	293,694,247.50	6.28	11.50
25-Aug-09	284,557,479.01	6.06	11.50
25-Sep-09	275,975,105.16	6.06	11.50
25-Oct-09	265,542,953.93	6.27	11.50
25-Nov-09	254,595,258.57	6.07	11.50
25-Dec-09	243,487,463.31	6.28	11.50
25-Jan-10	235,946,411.64	6.07	11.50
25-Feb-10	227,377,069.99	6.07	11.50
25-Mar-10	218,945,919.75	6.75	11.50
25-Apr-10	209,457,877.16	6.07	11.50
25-May-10	203,027,020.19	6.28	11.50
25-Jun-10	196,905,661.23	6.06	11.50
25-Jul-10	193,097,289.03	6.30	11.50
25-Aug-10	187,427,957.96	6.10	11.50
25-Sep-10	181,851,917.31	6.10	11.50
25-Oct-10	176,418,061.54	6.31	11.50
25-Nov-10	171,143,665.16	6.10	11.50
25-Dec-10	166,024,050.70	6.31	11.50
25-Jan-11	160,864,736.27	6.10	11.50
25-Feb-11	156,046,760.38	6.10	11.50
25-Mar-11	151,331,919.85	6.79	11.50
25-Apr-11	146,729,964.17	6.10	11.50
25-May-11	142,262,507.31	6.32	11.50
25-Jun-11	137,846,013.44	6.10	11.50
25-Jul-11	133,500,856.91	6.32	11.50
25-Aug-11	129,255,916.73	6.11	11.50
25-Sep-11	124,682,541.60	6.11	11.50
25-Oct-11	117,752,352.33	6.33	11.50
25-Nov-11	108,215,104.14	6.13	11.50
25-Dec-11	99,178,339.78	6.36	11.50
25-Jan-12	89,606,820.96	6.15	11.50
25-Feb-12	72,567,867.00	6.20	11.50
25-Mar-12	45,345,016.06	6.34	11.50
25-Apr-12	27,547,653.82	5.82	11.50
25-May-12	24,963,354.83	6.52	11.50
25-Jun-12	23,981,622.01	6.31	11.50
25-Jul-12	23,182,605.41	6.52	11.50
25-Aug-12	22,407,045.41	6.31	11.50
25-Sep-12	21,654,253.74	6.31	11.50
25-Oct-12	20,923,562.31	6.52	11.50
25-Nov-12	20,214,322.62	6.31	11.50
25-Dec-12	19,525,905.19	6.52	11.50
25-Jan-13	18,857,699.03	6.31	11.50
25-Feb-13	18,209,111.04	6.31	11.50
25-Mar-13	17,579,565.54	6.98	11.50
25-Apr-13	16,968,503.71	6.31	11.50
25-May-13	16,375,383.15	6.52	11.50
25-Jun-13	15,779,316.39	6.31	11.50
25-Jul-13	15,127,029.86	6.52	11.50
25-Aug-13	14,554,002.44	6.31	11.50
25-Sep-13	13,829,759.71	6.30	11.50
25-Oct-13	13,069,278.44	6.51	11.50
25-Nov-13	12,272,494.35	6.30	11.50
25-Dec-13	11,463,746.66	6.51	11.50
25-Jan-14	10,359,345.27	6.31	11.50
25-Feb-14	7,997,247.01	6.39	11.50
25-Mar-14	4,905,241.92	7.07	11.50
25-Apr-14	2,160,654.81	6.29	11.50
25-May-14 and thereafter	0.00	6.39	NA

(1)

The notional amount for each Distribution Date was derived by dividing x) the aggregate outstanding principal balance of the Senior, Mezzanine, and Subordinate Certificates for such Distribution Date by y) 2, assuming a) the Structuring Assumptions, b) the optional call is exercised at the earliest eligible date, and c) a prepayment rate of 30% CPR.

Total Aggregate Group 1 Mortgage Loan Statistics

Aggregate Group 1

All Collateral Statistics set forth in the tables below and in the proceeding pages are approximate and subject to change based on final collateral

Original Principal Balance(1)-Aggregate Group 1

Range of Original Principal Balance ($)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
0.01 - 100,000.00	206	$15,598,872.24	1.17%	7.397394%	712.3	68.85%	76.27%	2.953%	12.695%	59
100,000.01 - 200,000.00	1,017	158,353,274.35	11.83	7.109146	706.8	69.53	77.65	2.807	12.407	57
200,000.01 - 300,000.00	951	236,673,975.43	17.68	7.025319	706.8	68.96	78.40	2.751	12.350	57
300,000.01 - 400,000.00	642	222,737,401.54	16.64	6.904246	708.4	69.44	78.20	2.612	12.187	56
400,000.01 - 500,000.00	433	193,825,636.77	14.48	6.986191	706.1	69.32	77.21	2.578	12.255	65
500,000.01 - 600,000.00	241	131,677,861.70	9.84	7.060716	710.3	68.98	77.56	2.688	12.264	64
600,000.01 - 700,000.00	140	90,468,753.72	6.76	7.179709	708.1	68.13	75.85	2.638	12.316	68
700,000.01 - 800,000.00	66	49,845,492.41	3.72	7.150406	711.1	67.31	73.77	2.801	12.379	63
800,000.01 - 900,000.00	51	43,661,125.75	3.26	7.367795	706.6	68.53	74.91	2.565	12.661	63
900,000.01 - 1,000,000.00	59	57,055,725.63	4.26	7.143145	706.6	66.77	72.53	2.609	12.416	63
1,000,000.01 - 1,100,000.00	17	18,073,868.98	1.35	7.430762	723.4	62.78	67.62	2.250	12.431	72
1,100,000.01 - 1,200,000.00	9	10,335,849.99	0.77	7.238789	706.2	65.45	68.21	2.390	11.998	63
1,200,000.01 - 1,300,000.00	15	19,076,297.54	1.43	7.248659	714.8	65.25	68.91	2.443	12.518	63
1,300,000.01 - 1,400,000.00	9	12,111,437.00	0.90	7.552547	723.8	66.36	69.11	2.305	12.553	69
1,400,000.01 - 1,500,000.00	7	10,242,500.00	0.77	7.251861	731.8	62.28	62.97	2.357	12.538	66
1,500,000.01 - 2,000,000.00	28	49,506,888.98	3.70	7.353236	707.6	65.63	69.80	2.408	12.597	67
2,000,000.01 - 2,500,000.00	7	16,247,000.00	1.21	7.369445	691.2	58.91	60.91	2.356	12.511	68
2,500,000.01 - 3,000,000.00	1	2,799,000.00	0.21	6.875000	670.0	79.97	79.97	2.500	11.875	80
Total	3,899	$1,338,290,962.03	100.00%	7.081339%	708.1	68.47%	76.20%	2.649%	12.337%	61

(1)As of the Cut-off Date, the average Original Principal Balance of the Mortgage Loans in Aggregate Group 1 is expected to be approximately $343,649.

Cut-off Date Stated Principal Balance(1)-Aggregate Group 1

Range of Cut-Off Date Stated Principal Balances ($)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
0.01 - 100,000.00	208	$15,720,104.86	1.17%	7.398921%	712.1	68.73%	76.09%	2.948%	12.694%	59
100,000.01 - 200,000.00	1,017	158,388,916.08	11.84	7.108561	706.9	69.53	77.66	2.807	12.407	57
200,000.01 - 300,000.00	953	237,271,370.53	17.73	7.026676	706.8	68.98	78.40	2.750	12.352	57
300,000.01 - 400,000.00	641	222,705,872.62	16.64	6.901843	708.4	69.42	78.23	2.614	12.184	56
400,000.01 - 500,000.00	432	193,426,043.12	14.45	6.986679	706.0	69.33	77.18	2.576	12.254	65
500,000.01 - 600,000.00	240	131,934,769.05	9.86	7.060346	710.4	69.03	77.59	2.687	12.263	64
600,000.01 - 700,000.00	139	89,888,699.49	6.72	7.182482	708.0	68.05	75.83	2.640	12.319	68
700,000.01 - 800,000.00	66	49,845,492.41	3.72	7.150406	711.1	67.31	73.77	2.801	12.379	63
800,000.01 - 900,000.00	51	43,661,125.75	3.26	7.367795	706.6	68.53	74.91	2.565	12.661	63
900,000.01 - 1,000,000.00	59	57,055,725.63	4.26	7.143145	706.6	66.77	72.53	2.609	12.416	63
1,000,000.01 - 1,100,000.00	17	18,073,868.98	1.35	7.430762	723.4	62.78	67.62	2.250	12.431	72
1,100,000.01 - 1,200,000.00	9	10,335,849.99	0.77	7.238789	706.2	65.45	68.21	2.390	11.998	63
1,200,000.01 - 1,300,000.00	15	19,076,297.54	1.43	7.248659	714.8	65.25	68.91	2.443	12.518	63
1,300,000.01 - 1,400,000.00	9	12,111,437.00	0.90	7.552547	723.8	66.36	69.11	2.305	12.553	69
1,400,000.01 - 1,500,000.00	7	10,242,500.00	0.77	7.251861	731.8	62.28	62.97	2.357	12.538	66
1,500,000.01 - 2,000,000.00	28	49,506,888.98	3.70	7.353236	707.6	65.63	69.80	2.408	12.597	67
2,000,000.01 - 2,500,000.00	7	16,247,000.00	1.21	7.369445	691.2	58.91	60.91	2.356	12.511	68
2,500,000.01 - 3,000,000.00	1	2,799,000.00	0.21	6.875000	670.0	79.97	79.97	2.500	11.875	80
Total	3,899	$1,338,290,962.03	100.00%	7.081339%	708.1	68.47%	76.20%	2.649%	12.337%	61

(1)As of the Cut-off Date, the average Stated Principal Balance of the Mortgage Loans in Aggregate Group 1 is expected to be approximately $343,239.

Current Mortgage Rates(1)-Aggregate Group 1

Range of Current Mortgage Rates (%)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
4.001 - 4.500	1	$252,000.00	0.02%	4.375000%	644.0	80.00%	80.00%	2.250%	9.375%	33
4.501 - 5.000	3	1,179,436.67	0.09	4.884863	710.2	65.00	78.27	2.250	9.885	51
5.001 - 5.500	30	8,949,051.39	0.67	5.366183	708.1	66.00	79.61	2.250	10.404	69
5.501 - 6.000	110	36,024,670.88	2.69	5.858890	718.4	65.86	79.34	2.295	10.953	65
6.001 - 6.500	522	171,449,245.33	12.81	6.388627	718.4	65.88	77.91	2.396	11.664	61
6.501 - 7.000	1,584	534,497,830.43	39.94	6.809654	704.9	68.81	75.49	2.500	12.094	61
7.001 - 7.500	831	293,254,469.00	21.91	7.321402	708.7	68.66	75.29	2.741	12.562	61
7.501 - 8.000	544	209,118,521.79	15.63	7.793387	705.8	69.75	75.87	2.789	13.024	61
8.001 - 8.500	223	71,179,534.87	5.32	8.261837	706.6	69.02	78.28	3.690	13.428	59
8.501 - 9.000	36	8,086,731.68	0.60	8.798664	702.8	69.33	86.75	3.277	14.474	59
9.001 - 9.500	13	3,754,305.26	0.28	9.215425	686.2	72.18	86.59	3.641	14.918	52
9.501 - 10.000	2	545,164.73	0.04	9.669260	768.7	77.09	83.83	3.092	15.669	27
Total	3,899	$1,338,290,962.03	100.00%	7.081339%	708.1	68.47%	76.20%	2.649%	12.337%	61

(1)As of the Cut-off Date, the weighted average Current Mortgage Rate of the Mortgage Loans in Aggregate Group 1 is expected to be approximately 7.081%.

Original Term (Months)-Aggregate Group 1

Original Term (Months)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
180	2	$344,479.80	0.03%	7.466506%	658.6	64.65%	64.65%	2.750%	13.467%	78
360	3,880	1,334,378,349.47	99.71	7.078819	708.1	68.47	76.17	2.647	12.332	61
480	17	3,568,132.76	0.27	7.986631	684.7	70.10	89.68	3.456	13.987	57
Total	3,899	$1,338,290,962.03	100.00%	7.081339%	708.1	68.47%	76.20%	2.649%	12.337%	61

Remaining Term to Maturity(1)-Aggregate Group 1

Range of Remaining Term (Months)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
166 - 170	1	$72,797.10	0.01%	6.875000%	661.0	31.51%	31.51%	2.750%	12.875%	74
171 - 175	1	271,682.70	0.02	7.625000	658.0	73.53	73.53	2.750	13.625	79
336 - 340	1	581,033.11	0.04	6.875000	766.0	65.00	74.99	2.250	12.875	16
341 - 345	4	2,003,055.69	0.15	6.845827	764.9	65.30	67.42	2.900	11.987	38
346 - 350	34	12,339,423.51	0.92	7.057676	708.5	69.73	73.88	2.329	12.429	57
351 - 355	1,136	320,711,852.08	23.96	6.951983	709.5	68.40	77.22	2.376	12.298	54
356 - 360	2,705	998,742,985.08	74.63	7.120395	707.5	68.49	75.88	2.737	12.343	63
471 - 475	3	666,642.85	0.05	7.853136	691.4	68.03	96.80	3.644	13.853	54
476 - 480	14	2,901,489.91	0.22	8.017303	683.2	70.57	88.04	3.413	14.017	58
Total	3,899	$1,338,290,962.03	100.00%	7.081339%	708.1	68.47%	76.20%	2.649%	12.337%	61

(1)As of the Cut-off Date, the weighted average Remaining Term to Maturity of the Mortgage Loans in Aggregate Group 1 is expected to be approximately 357 months.

Age-Aggregate Group 1

Age (Months)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
0	14	$9,134,550.00	0.68%	7.035176%	734.7	64.89%	71.02%	2.285%	12.035%	79
1	162	111,045,721.45	8.30	7.048850	713.6	66.93	73.16	2.302	12.053	79
2	737	280,002,287.25	20.92	7.209690	707.8	68.26	76.39	2.786	12.399	63
3	1,137	377,236,037.48	28.19	7.223119	705.0	69.01	75.73	2.958	12.500	61
4	669	224,225,878.81	16.75	6.886574	707.0	68.83	77.17	2.546	12.185	61
5	289	92,559,760.24	6.92	7.072531	715.6	68.36	75.48	2.450	12.447	60
6	308	85,467,851.49	6.39	6.829285	705.6	68.15	77.70	2.406	12.227	51
7	328	84,085,217.43	6.28	6.936762	706.0	68.62	77.85	2.336	12.258	51
8	176	47,885,373.16	3.58	6.922864	706.8	68.97	79.42	2.281	12.210	51
9	39	11,651,975.31	0.87	7.191138	723.6	66.72	74.89	2.334	12.397	63
10	14	4,417,257.95	0.33	7.138195	693.8	71.38	72.61	2.344	12.732	45
11	9	3,632,892.46	0.27	6.974803	727.5	69.58	73.46	2.387	12.070	60
12	6	2,242,558.98	0.17	7.130664	712.2	65.57	73.14	2.210	12.413	63
13	3	689,561.22	0.05	7.808520	712.5	67.07	78.97	2.379	13.015	40
14	3	1,429,950.00	0.11	6.533651	693.6	70.91	75.46	2.319	12.170	84
15	1	302,948.15	0.02	7.875000	773.0	80.00	80.00	2.250	12.875	45
17	3	1,700,107.54	0.13	6.662435	763.4	62.68	65.17	3.015	11.829	37
20	1	581,033.11	0.04	6.875000	766.0	65.00	74.99	2.250	12.875	16
Total	3,899	$1,338,290,962.03	100.00%	7.081339%	708.1	68.47%	76.20%	2.649%	12.337%	61

Credit Score (1)-Aggregate Group 1

Range of Credit Score	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
Not Available	15	$3,031,016.36	0.23%	7.888560%	N/A	75.21%	75.21%	2.373%	13.196%	47
601 - 620	13	3,591,066.30	0.27	7.306307	620.0	68.62	70.71	2.461	12.860	56
621 - 640	171	56,127,631.43	4.19	7.282361	631.5	71.20	74.48	2.921	12.682	58
641 - 660	242	81,413,032.87	6.08	7.098738	651.6	72.17	75.66	2.665	12.450	60
661 - 680	609	214,198,289.31	16.01	7.058808	671.4	68.10	75.83	2.603	12.331	61
681 - 700	823	275,209,073.69	20.56	7.110566	689.7	68.35	76.65	2.655	12.375	61
701 - 720	668	234,018,536.47	17.49	7.065624	709.6	67.94	76.05	2.598	12.312	61
721 - 740	466	167,232,916.99	12.50	7.051725	730.0	68.21	77.57	2.639	12.268	63
741 - 760	390	127,188,136.33	9.50	7.059866	750.3	69.04	77.69	2.694	12.294	62
761 - 780	278	104,841,402.94	7.83	7.115385	770.0	66.46	74.27	2.718	12.277	62
781 - 800	171	53,001,955.35	3.96	6.887851	789.4	67.52	75.54	2.543	12.106	63
801 - 820	50	17,031,653.99	1.27	6.946411	807.8	67.84	74.62	2.629	12.195	62
821 - 840	2	756,250.00	0.06	7.950413	826.1	69.64	69.64	2.333	13.950	52
841 - 860	1	650,000.00	0.05	7.875000	850.0	78.79	78.79	2.250	12.875	57
Total	3,899	$1,338,290,962.03	100.00%	7.081339%	708.1	68.47%	76.20%	2.649%	12.337%	61

As of the Cut-off Date, the weighted average non-zero Credit Score of the Mortgage Loans in Aggregate Group 1 is expected to be approximately 708. See "Description of the Mortgage Pools - The Mortgage Loans" herein.

Original Loan-To-Value Ratios(1)-Aggregate Group 1

Range of Original Loan-To-Value Ratios (%)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
10.01 - 20.00	3	$2,348,569.31	0.18%	7.154806%	772.6	16.36%	16.36%	2.503%	12.304%	62
20.01 - 30.00	7	1,095,293.11	0.08	6.788276	751.5	27.17	27.17	2.561	11.884	67
30.01 - 40.00	19	6,733,286.53	0.50	6.976594	706.6	35.96	35.96	2.483	12.116	73
40.01 - 50.00	28	15,789,098.40	1.18	6.812853	725.7	46.69	46.69	2.332	11.754	72
50.01 - 60.00	75	41,630,670.33	3.11	7.340721	696.4	57.31	57.31	2.444	12.643	62
60.01 - 70.00	536	210,630,442.63	15.74	7.182707	702.4	66.14	67.79	2.591	12.397	61
70.01 - 75.00	492	191,197,640.70	14.29	7.266835	708.0	69.71	74.38	2.652	12.498	67
75.01 - 80.00	2,478	806,517,482.88	60.26	6.962465	709.8	70.47	79.78	2.641	12.229	59
80.01 - 85.00	29	7,321,445.29	0.55	7.663601	704.6	70.41	84.54	3.355	13.000	64
85.01 - 90.00	131	32,890,672.34	2.46	7.422138	703.3	64.38	89.44	2.893	12.644	66
90.01 - 95.00	67	14,444,001.77	1.08	7.984378	705.5	64.93	94.89	3.608	13.569	59
95.01 - 100.00	34	7,692,358.74	0.57	7.709947	708.6	69.64	100.00	3.375	13.652	55
Total	3,899	$1,338,290,962.03	100.00%	7.081339%	708.1	68.47%	76.20%	2.649%	12.337%	61

(1)As of the Cut-off Date, the weighted average Original Loan-to-Value Ratio of the Mortgage Loans in Aggregate Group 1 is expected to be approximately 76.20%.

Original Effective LTV(1)-Aggregate Group 1

Range of Original Effective Loan-To-Value Ratios (%)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
10.01 - 20.00	3	$2,348,569.31	0.18%	7.154806%	772.6	16.36%	16.36%	2.503%	12.304%	62
20.01 - 30.00	7	1,095,293.11	0.08	6.788276	751.5	27.17	27.17	2.561	11.884	67
30.01 - 40.00	19	6,733,286.53	0.50	6.976594	706.6	35.96	35.96	2.483	12.116	73
40.01 - 50.00	28	15,789,098.40	1.18	6.812853	725.7	46.69	46.69	2.332	11.754	72
50.01 - 60.00	77	42,186,989.29	3.15	7.344499	696.4	57.32	57.78	2.446	12.643	62
60.01 - 70.00	2,507	867,406,120.02	64.81	7.018910	710.6	65.30	77.12	2.658	12.268	60
70.01 - 75.00	300	102,577,613.20	7.66	7.246576	702.7	74.16	74.76	2.638	12.535	68
75.01 - 80.00	957	300,021,492.17	22.42	7.184570	702.5	79.72	79.72	2.676	12.462	61
80.01 - 85.00	1	132,500.00	0.01	8.750000	700.0	82.64	94.64	3.250	13.750	58
Total	3,899	$1,338,290,962.03	100.00%	7.081339%	708.1	68.47%	76.20%	2.649%	12.337%	61

(1)As of the Cut-off Date, the weighted average Original Effective Loan-to-Value of the Mortgage Loans in Aggregate Group 1 is expected to be approximately 68.47%.

Original Combined Loan-To-Value Ratios(1)-Aggregate Group 1

Range of Original Combined Loan-To-Value Ratios (%)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
10.01 - 20.00	2	$848,569.31	0.06%	6.765574%	771.8	14.07%	14.07%	2.508%	12.178%	26
20.01 - 30.00	7	2,095,293.11	0.16	7.217440	759.4	20.56	20.56	2.592	12.268	75
30.01 - 40.00	17	5,661,722.45	0.42	6.978734	691.5	35.25	35.25	2.527	12.144	76
40.01 - 50.00	26	15,007,262.48	1.12	6.815246	726.7	46.10	46.10	2.336	11.748	70
50.01 - 60.00	59	25,000,325.69	1.87	7.048216	708.8	56.01	56.01	2.538	12.395	64
60.01 - 70.00	217	87,024,387.96	6.50	7.135595	697.4	66.18	66.18	2.638	12.438	62
70.01 - 75.00	219	82,181,434.03	6.14	7.232534	704.7	72.33	72.33	2.574	12.516	67
75.01 - 80.00	661	233,766,644.34	17.47	7.105010	707.3	78.30	78.30	2.614	12.388	63
80.01 - 85.00	105	49,763,874.51	3.72	7.085659	696.8	66.03	76.05	2.549	12.267	64
85.01 - 90.00	596	212,346,799.63	15.87	7.074114	703.5	65.47	78.08	2.663	12.320	63
90.01 - 95.00	536	171,314,029.30	12.80	7.220199	710.0	68.31	78.17	2.682	12.432	62
95.01 - 100.00	1,453	453,171,486.32	33.86	6.993550	712.9	67.05	79.13	2.692	12.258	57
over 100.00	1	109,132.90	0.01	7.250000	684.0	75.24	75.24	3.500	13.250	56
Total	3,899	$1,338,290,962.03	100.00%	7.081339%	708.1	68.47%	76.20%	2.649%	12.337%	61

(1) Although all of the Mortgage Loans are secured by first liens, this table sets forth the Original Combined Loan-to-Value Ratios of all the Mortgage Loans. The “Original Combined Loan-to-Value Ratio” of any Mortgage Loan will not reflect the presence or amount of any second lien mortgage loan secured by the same mortgaged property if the related originator does not have sufficient information to provide the relevant second lien mortgage loan information. Such information may not be available if, for example, the related second lien mortgage loan was made by a party other than the applicable originator or the related Mortgage Loan is a refinancing of an existing mortgage loan. In this table, the Original Loan-to-Value Ratio is used for any mortgage loan for which there is no information related to a second lien Mortgage Loan. As of the Cut-off Date, the weighted average Original Combined Loan-to-Value Ratio of the Mortgage Loans in Aggregate Group 1 is expected to be approximately 87.80%.

Occupancy Type(1)-Aggregate Group 1

Occupancy Type	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
Primary	2,778	$1,026,713,753.26	76.72%	6.983186%	704.9	68.13%	77.01%	2.627%	12.233%	61
Investment	861	218,653,748.85	16.34	7.452169	716.4	70.56	74.00	2.794	12.780	61
Secondary	260	92,923,459.92	6.94	7.293255	722.8	67.32	72.39	2.552	12.443	66
Total	3,899	$1,338,290,962.03	100.00%	7.081339%	708.1	68.47%	76.20%	2.649%	12.337%	61

(1)Based upon representations of the related borrowers at the time of origination.

Property Type-Aggregate Group 1

Property Type	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
Single Family	2,112	$750,085,173.67	56.05%	7.044829%	706.9	68.05%	75.82%	2.631%	12.308%	60
Planned Unit Development	870	306,694,814.88	22.92	7.065219	705.1	68.79	76.79	2.658	12.305	60
Condominium	630	184,534,913.67	13.79	7.108152	714.2	69.31	77.54	2.651	12.342	63
2-4 Family	235	82,463,004.74	6.16	7.313107	711.8	68.43	74.63	2.831	12.642	64
Condotel	49	13,691,930.07	1.02	7.648347	737.7	72.90	74.97	2.293	12.690	69
Co-operative Unit	3	821,125.00	0.06	7.697481	634.8	76.91	79.65	2.250	12.697	81
Total	3,899	$1,338,290,962.03	100.00%	7.081339%	708.1	68.47%	76.20%	2.649%	12.337%	61

Loan Purpose-Aggregate Group 1

Loan Purpose	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
Purchase	2,336	$764,282,402.54	57.11%	7.137439%	714.9	68.49%	78.18%	2.673%	12.380%	60
Cash-out	946	356,112,073.06	26.61	7.130459	697.2	68.76	71.64	2.704	12.432	62
Rate / Term Refi	617	217,896,486.43	16.28	6.804289	701.6	67.97	76.71	2.476	12.032	63
Total	3,899	$1,338,290,962.03	100.00%	7.081339%	708.1	68.47%	76.20%	2.649%	12.337%	61

Loan Documentation-Aggregate Group 1

Loan Documentation	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
Full Asset/Stated Income	743	$248,772,120.36	18.59%	7.093904%	709.9	68.62%	76.20%	2.780%	12.325%	60
No Ratio	667	238,126,391.27	17.79	7.341255	708.1	69.76	76.76	2.805	12.710	60
Full	742	225,274,818.84	16.83	6.797734	704.7	69.41	77.47	2.495	12.022	64
Stated Documentation	538	154,445,618.78	11.54	6.738205	712.1	67.27	78.85	2.253	12.053	48
No Income Verified Asset	294	149,581,285.61	11.18	7.215277	701.8	68.36	75.02	2.423	12.349	68
No Documentation	406	131,562,453.99	9.83	7.428871	707.5	66.55	73.11	3.046	12.739	59
Stated Income/Stated Asset	266	95,962,323.69	7.17	7.089330	709.4	67.78	74.36	2.957	12.241	66
Reduced	62	42,072,910.49	3.14	6.868258	715.8	66.63	73.57	2.268	11.880	82
No Income Verifier	121	33,368,300.45	2.49	6.950188	711.4	70.04	77.11	2.506	12.510	60
No Income/No Assets Verifier	37	9,077,982.39	0.68	7.267187	714.1	67.35	73.96	2.853	12.563	66
Simply Signature	13	6,126,749.13	0.46	7.058196	731.1	68.63	79.88	2.250	12.058	51
Alternative	4	2,257,200.00	0.17	6.161993	669.7	71.71	77.80	2.280	11.162	82
Asset Verification	1	541,064.00	0.04	6.750000	683.0	65.00	80.00	2.750	12.750	28
Preferred	1	456,000.00	0.03	6.125000	737.0	65.00	76.00	2.250	11.125	84
Limited	2	371,352.00	0.03	6.639156	676.7	65.00	80.00	2.389	11.639	80
Income	2	294,391.03	0.02	7.056380	711.1	72.74	80.00	3.670	12.056	57
Total	3,899	$1,338,290,962.03	100.00%	7.081339%	708.1	68.47%	76.20%	2.649%	12.337%	61

Lien-Aggregate Group 1

Lien position	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
First	3,899	$1,338,290,962.03	100.00%	7.081339%	708.1	68.47%	76.20%	2.649%	12.337%	61
Total	3,899	$1,338,290,962.03	100.00%	7.081339%	708.1	68.47%	76.20%	2.649%	12.337%	61

Geographic Distribution of Mortgaged Properties(1)-Aggregate Group 1

State	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
California	1,066	$477,843,674.64	35.71%	6.869976%	707.5	67.88%	76.46%	2.455%	12.193%	61
Florida	575	196,706,079.50	14.70	7.404892	711.8	68.20	76.56	2.985	12.599	63
Arizona	257	72,750,660.76	5.44	7.143381	707.5	70.28	76.87	2.700	12.384	58
Virginia	156	53,829,652.39	4.02	7.096765	706.6	71.65	78.61	2.757	12.306	57
Washington	154	43,721,467.83	3.27	6.815471	711.0	69.49	78.28	2.606	12.099	59
New Jersey	116	43,711,691.82	3.27	7.178558	709.2	70.23	74.88	2.637	12.297	64
Nevada	132	41,695,418.30	3.12	6.981518	703.8	68.73	76.11	2.458	12.290	58
Maryland	139	39,967,617.98	2.99	7.136100	695.4	71.12	78.89	2.774	12.332	59
Illinois	135	34,197,896.47	2.56	7.318660	713.8	68.67	75.71	2.896	12.406	61
New York	59	31,458,072.50	2.35	7.473995	708.3	64.61	69.54	2.893	12.489	65
Oregon	123	31,457,767.27	2.35	6.991442	709.2	69.10	77.84	2.636	12.446	56
South Carolina	58	27,202,029.58	2.03	7.414521	710.4	66.57	71.49	2.457	12.733	68
Georgia	117	27,061,993.70	2.02	7.172292	706.4	70.81	79.15	2.875	12.363	62
Colorado	86	25,320,644.30	1.89	7.206252	709.5	68.36	76.55	2.533	12.422	60
Massachusetts	54	22,699,277.44	1.70	7.304552	701.2	62.94	67.81	2.500	12.626	66
Michigan	106	21,022,019.27	1.57	6.879137	699.0	69.45	78.41	2.700	11.980	68
North Carolina	75	21,000,914.04	1.57	7.246309	700.3	68.81	75.69	2.860	12.476	60
Utah	47	16,425,272.32	1.23	7.180879	712.2	70.37	76.15	2.529	12.387	55
Texas	56	13,746,272.45	1.03	7.278025	703.2	67.97	75.23	2.483	12.481	68
Minnesota	37	10,685,056.35	0.80	7.293194	710.5	67.90	76.91	3.319	12.611	56
Pennsylvania	43	10,195,090.36	0.76	6.941584	724.4	66.42	76.75	2.718	12.176	64
Hawaii	23	8,857,553.42	0.66	7.344511	702.7	68.52	71.09	2.621	12.954	43
Connecticut	20	6,720,164.14	0.50	7.273435	694.7	67.75	73.52	2.744	12.411	57
Alabama	19	5,981,855.68	0.45	6.963387	706.8	67.87	70.06	2.296	12.109	53
Ohio	33	5,966,468.09	0.45	6.982469	726.3	68.81	74.16	2.440	12.142	64
District of Columbia	16	5,846,061.03	0.44	6.906422	713.1	69.61	75.21	3.021	11.949	58
Idaho	24	4,936,471.08	0.37	7.061498	697.5	70.52	76.04	2.757	12.313	61
Missouri	24	4,530,123.44	0.34	6.951685	717.0	67.92	77.99	2.756	12.324	56
Tennessee	26	4,318,606.71	0.32	6.935857	704.5	70.44	77.06	2.391	12.197	69
Indiana	22	3,347,659.94	0.25	7.429921	714.4	67.71	80.69	3.178	12.891	65
Delaware	9	2,718,040.59	0.20	6.847002	703.7	74.37	79.58	2.559	12.235	65
New Mexico	9	2,395,756.59	0.18	7.303995	701.5	75.13	79.16	2.479	12.561	61
West Virginia	6	2,265,350.00	0.17	7.251308	683.1	68.45	73.35	2.703	12.364	63
New Hampshire	7	2,252,947.08	0.17	7.028784	715.3	65.44	79.27	2.684	12.029	73
Maine	5	2,216,145.33	0.17	7.234209	727.6	59.17	61.81	2.867	12.787	59
Rhode Island	8	2,153,658.07	0.16	6.961946	735.2	69.01	79.16	3.392	12.019	57
Wisconsin	7	1,962,160.90	0.15	7.212970	747.0	56.66	58.21	2.591	12.562	60
Kansas	6	1,599,450.80	0.12	6.595752	677.7	72.74	78.72	2.390	11.671	89
Mississippi	9	1,475,814.26	0.11	6.834133	723.4	71.17	81.41	2.842	12.112	56
Wyoming	4	1,238,830.58	0.09	6.478814	749.4	55.92	60.99	2.250	11.479	49
Louisiana	8	1,088,798.16	0.08	6.941013	733.7	60.68	66.88	2.534	12.282	64
Alaska	4	936,502.95	0.07	7.002596	691.6	67.72	81.03	2.994	12.003	69
Montana	5	651,773.68	0.05	6.799111	680.3	70.07	80.58	3.009	12.029	57
Oklahoma	4	577,718.94	0.04	6.918860	770.0	67.66	78.99	2.646	12.501	62
Kentucky	4	571,303.25	0.04	7.181177	710.5	65.00	76.88	2.306	12.294	68
Arkansas	1	452,000.00	0.03	7.125000	704.0	80.00	80.00	2.250	12.125	57
Iowa	2	203,686.96	0.02	7.234950	709.0	65.00	75.00	2.750	13.235	55
Vermont	1	188,000.00	0.01	7.250000	688.0	65.00	80.00	5.000	12.250	57
South Dakota	2	139,491.09	0.01	8.257319	701.7	65.00	75.00	3.706	13.257	56
Total	3,899	$1,338,290,962.03	100.00%	7.081339%	708.1	68.47%	76.20%	2.649%	12.337%	61

(1)As of the Cut off Date, no more than approximately 0.55% of the Aggregate Group 1 Mortgage Loans will be secured by Mortgaged Properties in any one postal zip code area.

Original Prepayment Penalty Term-Aggregate Group 1

Original Prepayment Penalty Term (Months)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
0	3,103	$1,113,529,853.46	83.21%	7.110179%	708.0	68.62%	75.71%	2.620%	12.347%	63
6	7	1,728,631.62	0.13	6.974904	682.0	71.75	79.38	3.109	12.900	56
12	148	51,203,849.17	3.83	6.902948	708.6	68.06	78.61	2.729	12.215	53
24	128	34,336,172.20	2.57	7.404471	709.4	67.41	77.53	4.339	12.433	57
36	497	132,966,482.52	9.94	6.831274	708.7	67.66	78.89	2.373	12.280	51
60	16	4,525,973.06	0.34	6.939659	685.0	68.68	78.68	3.802	11.940	65
Total	3,899	$1,338,290,962.03	100.00%	7.081339%	708.1	68.47%	76.20%	2.649%	12.337%	61

Prepayment Penalty Remaining Term-Aggregate Group 1

Prepayment Penalty Remaining Term (Months)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
Less than 1	3,104	$1,113,658,645.46	83.21%	7.110340%	708.0	68.62%	75.71%	2.620%	12.347%	63
1 - 5	53	15,475,971.87	1.16	6.754430	709.0	66.57	79.57	2.357	12.310	42
6 - 10	90	30,615,066.92	2.29	6.960065	708.4	67.92	78.22	3.046	12.254	52
11 - 15	11	6,712,650.00	0.50	6.972743	702.1	72.89	78.37	2.250	11.973	83
16 - 20	22	6,545,249.56	0.49	7.130211	700.6	66.87	76.70	3.477	12.211	56
21 - 25	108	28,222,082.64	2.11	7.460566	711.4	67.50	77.76	4.507	12.479	57
26 - 30	302	72,030,776.27	5.38	6.712160	714.1	66.45	79.04	2.261	12.009	47
31 - 35	193	60,504,546.25	4.52	6.972499	702.2	69.13	78.70	2.508	12.603	57
51 - 55	1	113,613.60	0.01	6.875000	730.0	65.00	95.00	5.000	11.875	55
56 - 60	15	4,412,359.46	0.33	6.941324	683.9	68.78	78.26	3.771	11.941	66
Total	3,899	$1,338,290,962.03	100.00%	7.081339%	708.1	68.47%	76.20%	2.649%	12.337%	61

Seller-Aggregate Group 1

Seller	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
American Home Mortgage	928	$277,083,018.53	20.70%	7.453234%	710.9	68.04%	75.30%	3.525%	12.503%	57
Chase Mortgage	2,044	771,478,424.40	57.65	7.051978	706.1	68.95	75.93	2.453	12.380	63
Countrywide Home Loans	78	52,842,549.69	3.95	6.838299	715.1	67.54	73.75	2.256	11.858	81
CTX	6	2,287,475.82	0.17	6.515020	685.4	67.89	80.00	2.250	11.515	74
Flagstar	5	701,250.00	0.05	6.595588	709.6	63.43	69.01	2.566	11.596	49
Greenpoint	544	155,782,879.09	11.64	6.709427	710.6	66.79	78.97	2.254	12.005	48
Market Street	36	6,257,867.76	0.47	7.242137	704.6	67.78	76.46	2.250	12.242	53
National City	51	20,404,680.24	1.52	6.926076	709.5	67.89	80.22	2.704	12.021	59
NetBank	2	847,278.74	0.06	6.612650	702.4	61.39	70.67	2.750	11.613	61
Ohio Savings Bank	105	23,137,117.57	1.73	6.872983	711.6	68.22	75.48	2.742	12.858	74
PHH Mortgage	12	6,276,605.46	0.47	6.787630	674.7	71.33	80.07	2.236	11.788	81
Weichert	75	17,899,594.13	1.34	7.223902	719.7	73.32	79.16	2.291	12.368	54
Wells Fargo	13	3,292,220.60	0.25	6.684379	680.3	65.80	80.48	2.582	11.849	72
Total	3,899	$1,338,290,962.03	100.00%	7.081339%	708.1	68.47%	76.20%	2.649%	12.337%	61

Primary Servicer-Aggregate Group 1

Primary Servicer	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
Chase Mortgage	3,745	$1,255,474,906.04	93.81%	7.096601%	708.0	68.52%	76.21%	2.667%	12.366%	60
Countrywide Home Loans	78	52,842,549.69	3.95	6.838299	715.1	67.54	73.75	2.256	11.858	81
National City	51	20,404,680.24	1.52	6.926076	709.5	67.89	80.22	2.704	12.021	59
PHH	12	6,276,605.46	0.47	6.787630	674.7	71.33	80.07	2.236	11.788	81
Wells Fargo Home Mortgage	13	3,292,220.60	0.25	6.684379	680.3	65.80	80.48	2.582	11.849	72
Total	3,899	$1,338,290,962.03	100.00%	7.081339%	708.1	68.47%	76.20%	2.649%	12.337%	61

PMI Coverage-Aggregate Group 1

PMI Coverage	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
0	3,638	$1,275,942,483.89	95.34%	7.055200%	708.2	68.60%	75.46%	2.623%	12.303%	61
12	22	5,503,652.50	0.41	7.724828	693.1	72.72	84.72	2.844	13.172	67
20	8	1,950,292.79	0.15	7.564632	736.6	64.72	84.72	4.788	12.565	56
25	130	32,688,453.38	2.44	7.419491	702.9	64.44	89.44	2.897	12.642	66
30	96	21,101,760.51	1.58	7.889042	707.2	66.62	96.62	3.546	13.628	57
35	5	1,104,318.96	0.08	7.778024	704.2	61.57	96.57	2.955	12.873	65
Total	3,899	$1,338,290,962.03	100.00%	7.081339%	708.1	68.47%	76.20%	2.649%	12.337%	61

PMI Company-Aggregate Group 1

PMI Company	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
CMAC	1	$263,200.00	0.02%	7.500000%	692.0	64.98%	89.98%	2.500%	13.500%	51
GE	47	13,414,129.97	1.00	7.555008	705.8	64.37	90.08	3.417	12.665	62
MGIC	27	6,668,195.87	0.50	7.364631	700.9	65.72	89.21	2.777	12.405	67
NO	3,638	1,275,942,483.89	95.34	7.055200	708.2	68.60	75.46	2.623	12.303	61
PMI	121	25,995,100.88	1.94	7.972138	706.5	67.01	94.07	3.326	13.812	58
RDN	32	7,295,290.30	0.55	7.167685	699.0	64.57	89.38	2.777	12.246	71
RMIC	4	1,029,120.45	0.08	7.587403	708.9	67.80	90.08	2.250	12.587	56
TGIC	6	1,333,732.02	0.10	7.170442	720.6	64.29	87.88	4.443	12.170	61
UGI	23	6,349,708.65	0.47	7.171424	700.9	66.04	89.20	2.807	12.332	72
Total	3,899	$1,338,290,962.03	100.00%	7.081339%	708.1	68.47%	76.20%	2.649%	12.337%	61

PMI Coverage (by Underwriter)-Aggregate Group 1

PMI Coverage (by Underwriter)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
0	1,972	$663,897,777.57	49.61%	7.218217%	702.6	72.00%	74.40%	2.676%	12.503%	63
1	3	1,699,917.99	0.13	6.458175	692.7	65.00	65.99	3.946	12.203	50
2	8	2,218,291.81	0.17	7.104020	692.5	65.00	67.00	3.355	12.505	59
3	5	2,641,500.00	0.20	7.130939	708.6	65.00	68.01	2.250	12.319	73
4	5	4,013,374.63	0.30	7.137192	694.5	65.00	69.06	2.695	12.386	70
5	177	65,001,289.31	4.86	7.311967	710.8	65.00	70.00	2.503	12.336	63
6	9	4,016,000.00	0.30	6.951304	706.7	65.00	71.04	2.262	12.081	63
7	4	3,414,257.59	0.26	8.049299	726.5	65.00	71.78	3.231	13.049	62
8	6	2,547,012.67	0.19	7.139304	703.0	65.00	72.91	2.321	12.344	72
9	11	5,047,091.17	0.38	6.892614	698.0	65.00	74.00	2.306	12.162	64
10	185	79,222,358.58	5.92	7.313827	713.8	65.00	74.99	2.703	12.499	65
11	13	4,382,016.55	0.33	6.734609	688.6	65.00	76.13	2.329	11.793	72
12	26	11,215,646.15	0.84	6.710960	712.7	65.00	76.91	2.514	11.977	66
13	22	7,628,015.78	0.57	6.798103	720.4	65.00	77.92	2.332	11.990	62
14	40	13,477,273.99	1.01	6.579126	701.4	65.00	78.98	2.317	11.804	65
15	1,413	467,869,138.24	34.96	6.844085	714.7	65.00	80.00	2.641	12.108	58
Total	3,899	$1,338,290,962.03	100.00%	7.081339%	708.1	68.47%	76.20%	2.649%	12.337%	61

PMI Company (by Underwriter)-Aggregate Group 1

PMI Company (by Underwriter)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
NA	1,972	$663,897,777.57	49.61%	7.218217%	702.6	72.00%	74.40%	2.676%	12.503%	63
UGI	1,927	674,393,184.46	50.39	6.946591	713.4	65.00	77.97	2.622	12.174	60
Total	3,899	$1,338,290,962.03	100.00%	7.081339%	708.1	68.47%	76.20%	2.649%	12.337%	61

Interest Only-Aggregate Group 1

Interest Only	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
Interest-Only	3,464	$1,232,766,445.40	92.11%	7.059104%	708.2	68.39%	76.02%	2.618%	12.304%	61
Non-IO	435	105,524,516.63	7.89	7.341092	706.2	69.41	78.28	3.013	12.728	61
Total	3,899	$1,338,290,962.03	100.00%	7.081339%	708.1	68.47%	76.20%	2.649%	12.337%	61

Original Interest-Only Term-Aggregate Group 1

Original Interest-only Term (Months)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
0	435	$105,524,516.63	7.89%	7.341092%	706.2	69.41%	78.28%	3.013%	12.728%	61
36	1	581,033.11	0.04	6.875000	766.0	65.00	74.99	2.250	12.875	16
60	46	14,036,757.91	1.05	6.796237	716.0	69.10	76.00	2.517	12.211	53
84	17	9,375,683.03	0.70	6.696559	691.8	63.24	68.84	2.318	11.697	80
120	3,400	1,208,772,971.35	90.32	7.065057	708.2	68.43	76.08	2.621	12.309	61
Total	3,899	$1,338,290,962.03	100.00%	7.081339%	708.1	68.47%	76.20%	2.649%	12.337%	61

Remaining Interest-Only Term- Aggregate Group 1

Remaining Interest-Only Term (Months)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
0	435	$105,524,516.63	7.89%	7.341092%	706.2	69.41%	78.28%	3.013%	12.728%	61
16	1	581,033.11	0.04	6.875000	766.0	65.00	74.99	2.250	12.875	16
43	2	1,417,250.00	0.11	6.625000	769.1	62.22	62.22	2.250	11.625	43
51	1	349,460.45	0.03	7.750000	706.0	75.67	75.67	2.250	12.750	51
52	3	858,303.12	0.06	7.047075	695.1	72.47	78.55	2.250	12.533	52
53	12	3,660,357.47	0.27	6.807167	725.0	71.05	75.99	2.509	12.480	53
54	12	2,997,348.87	0.22	6.823375	705.5	70.75	79.29	2.250	12.681	54
55	3	623,850.00	0.05	6.814939	727.7	65.00	77.65	3.141	11.815	55
56	9	2,855,150.00	0.21	6.829646	704.2	67.52	76.55	2.771	11.862	56
57	3	997,600.00	0.07	6.343023	699.8	69.78	80.00	2.250	11.343	57
58	1	277,438.00	0.02	6.500000	674.0	65.00	80.00	5.000	12.500	58
72	1	359,725.46	0.03	6.500000	636.0	65.00	75.75	2.000	11.500	72
76	2	2,035,109.76	0.15	6.635455	685.4	78.99	78.99	2.250	11.635	76
80	3	1,060,034.81	0.08	6.621238	712.3	73.21	80.00	2.312	11.621	80
81	2	808,000.00	0.06	6.934406	672.8	65.00	80.00	2.559	11.934	81
82	6	3,943,461.00	0.29	6.762717	696.7	50.48	57.51	2.342	11.763	82
83	3	1,169,352.00	0.09	6.544192	698.0	68.11	69.43	2.294	11.544	83
103	1	282,857.54	0.02	6.850000	735.0	65.00	80.00	6.850	12.850	7
105	1	302,948.15	0.02	7.875000	773.0	80.00	80.00	2.250	12.875	45
106	3	1,429,950.00	0.11	6.533651	693.6	70.91	75.46	2.319	12.170	84
107	2	543,056.86	0.04	7.959196	720.0	67.62	78.69	2.414	13.222	38
108	5	1,882,833.52	0.14	7.251156	728.0	65.68	72.64	2.250	12.587	62
109	7	2,991,672.30	0.22	7.036216	741.8	70.57	72.73	2.394	12.107	61
110	11	3,687,072.90	0.28	7.110104	699.0	71.16	72.64	2.299	12.695	41
111	30	8,614,116.03	0.64	7.155433	732.5	66.13	73.14	2.290	12.347	64
112	158	42,686,393.28	3.19	6.918158	707.8	68.26	79.49	2.283	12.218	49
113	303	77,909,578.00	5.82	6.935487	705.6	68.50	77.97	2.316	12.235	50
114	285	80,402,249.93	6.01	6.826080	705.7	67.95	77.66	2.406	12.198	51
115	239	80,435,661.86	6.01	7.061502	716.6	68.66	75.77	2.397	12.400	61
116	598	207,293,715.89	15.49	6.861459	706.8	68.73	76.96	2.517	12.153	61
117	985	341,562,928.52	25.52	7.208912	704.8	68.91	75.47	2.940	12.480	61
118	614	249,037,022.67	18.61	7.182893	708.8	68.33	76.19	2.724	12.352	63
119	144	100,576,363.90	7.52	7.052562	713.0	66.96	73.08	2.307	12.057	79
120	14	9,134,550.00	0.68	7.035176	734.7	64.89	71.02	2.285	12.035	79
Total	3,899	$1,338,290,962.03	100.00%	7.081339%	708.1	68.47%	76.20%	2.649%	12.337%	61

Margin(1)-Aggregate Group 1

Margin (%)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
1.875	2	$1,190,250.00	0.09%	6.375000%	735.9	71.27%	76.87%	1.875%	11.375%	118
2.000	1	359,725.46	0.03	6.500000	636.0	65.00	75.75	2.000	11.500	72
2.250	2,706	941,163,402.40	70.33	6.966497	709.5	68.24	75.77	2.250	12.173	63
2.275	1	221,250.00	0.02	7.250000	641.0	65.00	75.00	2.275	13.250	57
2.500	45	55,823,002.86	4.17	7.267107	712.4	65.10	70.42	2.500	12.250	72
2.625	5	2,187,038.00	0.16	7.879895	754.7	64.62	71.20	2.625	12.880	53
2.750	291	84,467,837.61	6.31	7.076827	705.9	69.44	77.84	2.750	12.750	63
2.875	162	51,748,906.43	3.87	7.342384	685.8	69.80	76.50	2.875	13.342	38
3.000	21	7,859,538.80	0.59	7.039615	700.9	66.45	79.62	3.000	13.040	47
3.125	1	205,000.00	0.02	7.500000	751.0	65.00	100.00	3.125	12.500	58
3.250	107	38,548,850.83	2.88	7.173321	692.7	74.51	78.65	3.250	12.363	56
3.375	1	272,000.00	0.02	6.750000	680.0	73.00	85.00	3.375	12.750	57
3.500	28	6,354,855.15	0.47	7.516545	725.1	71.18	80.97	3.500	13.255	55
3.625	13	2,455,987.09	0.18	8.167786	745.4	66.40	91.79	3.625	14.168	56
3.750	17	3,777,269.25	0.28	8.323444	721.3	67.64	94.09	3.750	14.323	55
3.875	13	2,631,322.48	0.20	8.238208	699.3	66.67	94.85	3.875	14.238	55
4.000	19	4,067,846.27	0.30	8.542334	669.5	66.87	95.30	4.000	14.441	54
4.125	1	119,650.80	0.01	7.875000	637.0	80.00	80.00	4.125	13.875	56
4.500	1	97,666.37	0.01	8.875000	675.0	65.00	95.00	4.500	14.875	51
5.000	463	134,456,704.69	10.05	7.537413	709.7	68.86	77.64	5.000	12.588	56
6.850	1	282,857.54	0.02	6.850000	735.0	65.00	80.00	6.850	12.850	7
Total	3,899	$1,338,290,962.03	100.00%	7.081339%	708.1	68.47%	76.20%	2.649%	12.337%	61

(1)As of the Cut-off Date, the weighted average Margin of the Mortgage Loans in Aggregate Group 1 is expected to be approximately 2.649%.

Maximum Mortgage Rate(1)-Aggregate Group 1

Range of Maximum Mortgage Rate (%)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
8.501 - 8.750	1	$1,200,000.00	0.09%	6.625000%	765.0	50.00%	50.00%	2.500%	8.625%	58
9.251 - 9.500	1	252,000.00	0.02	4.375000	644.0	80.00	80.00	2.250	9.375	33
9.501 - 9.750	1	463,936.67	0.03	4.750000	707.0	65.00	80.00	2.250	9.750	34
9.751 - 10.000	2	715,500.00	0.05	4.972310	712.2	65.00	77.15	2.250	9.972	62
10.001 - 10.250	9	2,251,450.00	0.17	5.158903	728.1	65.00	79.68	2.250	10.159	81
10.251 - 10.500	20	6,357,647.08	0.48	5.439116	701.7	65.61	79.56	2.250	10.439	66
10.501 - 10.750	31	11,122,472.41	0.83	5.702439	713.9	65.98	79.02	2.273	10.702	61
10.751 - 11.000	65	21,529,378.47	1.61	5.926506	720.6	65.54	79.41	2.255	10.927	69
11.001 - 11.250	91	28,995,276.99	2.17	6.203021	726.3	64.97	77.51	2.270	11.203	63
11.251 - 11.500	275	95,665,378.97	7.15	6.440114	718.5	66.00	77.76	2.328	11.444	67
11.501 - 11.750	538	183,125,072.20	13.68	6.689790	705.4	68.32	75.06	2.452	11.692	64
11.751 - 12.000	570	197,937,955.82	14.79	6.906817	706.3	68.85	75.46	2.557	11.922	64
12.001 - 12.250	349	123,157,832.64	9.20	7.094127	714.5	68.05	75.59	2.708	12.193	62
12.251 - 12.500	424	146,720,768.96	10.96	7.203859	711.3	68.35	75.96	2.769	12.442	61
12.501 - 12.750	459	164,924,370.26	12.32	7.248802	706.8	70.06	76.36	2.691	12.695	61
12.751 - 13.000	446	151,469,079.88	11.32	7.373088	704.5	69.28	75.79	2.649	12.914	57
13.001 - 13.250	224	73,745,224.81	5.51	7.774789	703.3	68.98	76.65	3.204	13.197	59
13.251 - 13.500	159	56,080,103.71	4.19	7.730856	696.5	68.76	75.28	3.122	13.433	49
13.501 - 13.750	74	26,023,382.93	1.94	7.746462	686.5	69.99	76.93	2.628	13.703	48
13.751 - 14.000	65	24,933,108.27	1.86	7.968651	706.9	68.28	75.71	2.620	13.912	56
14.001 - 14.250	24	5,576,745.15	0.42	8.315171	691.7	66.36	85.48	3.338	14.178	55
14.251 - 14.500	34	7,398,572.28	0.55	8.480730	724.7	70.26	87.77	3.357	14.433	55
14.501 - 14.750	13	3,372,971.31	0.25	8.689424	700.9	67.80	87.03	3.235	14.689	55
14.751 - 15.000	12	2,089,963.23	0.16	8.930696	692.0	72.61	88.66	3.492	14.931	52
15.001 - 15.250	8	2,282,490.16	0.17	9.158145	681.7	76.16	83.22	3.214	15.158	51
15.251 - 15.500	2	355,115.10	0.03	9.375000	638.0	69.12	86.76	3.279	15.375	44
15.501 - 15.750	2	545,164.73	0.04	9.669260	768.7	77.09	83.83	3.092	15.669	27
Total	3,899	$1,338,290,962.03	100.00%	7.081339%	708.1	68.47%	76.20%	2.649%	12.337%	61

(1)As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Mortgage Loans in Aggregate Group 1 is expected to be approximately 12.337%.

Index-Aggregate Group 1

Index	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
1 Year CMT	13	$3,424,343.59	0.26%	6.563675%	704.6	62.05%	71.32%	2.646%	11.818%	55
1 Year LIBOR	1,181	515,629,607.30	38.53	7.001076	710.6	68.39	75.36	2.365	12.115	70
6 Month LIBOR	2,705	819,237,011.14	61.22	7.134021	706.5	68.55	76.75	2.827	12.479	55
Total	3,899	$1,338,290,962.03	100.00%	7.081339%	708.1	68.47%	76.20%	2.649%	12.337%	61

Months To Roll-Aggregate Group 1

Months To Roll	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
7	1	$282,857.54	0.02%	6.850000%	735.0	65.00%	80.00%	6.850%	12.850%	7
9	1	197,585.58	0.01	5.750000	766.0	49.50	49.50	2.750	10.750	9
11	1	142,496.86	0.01	9.250000	N/A	75.00	75.00	2.875	15.250	11
16	2	765,465.96	0.06	7.085824	750.1	65.00	76.04	2.250	13.086	16
17	3	1,586,074.11	0.12	7.605618	675.0	73.61	78.37	2.875	13.606	17
18	1	217,750.00	0.02	7.625000	626.0	65.00	65.00	2.875	13.625	18
19	9	2,045,566.42	0.15	7.441227	699.6	62.44	64.19	2.853	13.441	19
20	17	7,242,884.28	0.54	7.425908	692.7	68.84	74.38	2.854	13.426	20
21	32	12,349,252.12	0.92	7.371621	677.9	68.55	71.31	2.851	13.372	21
22	7	3,804,903.58	0.28	7.397531	649.7	62.96	66.04	2.883	13.339	22
24	1	146,250.00	0.01	9.375000	N/A	75.00	75.00	2.250	15.375	24
25	1	75,200.00	0.01	6.500000	719.0	65.00	80.00	2.250	12.500	25
26	3	1,599,697.57	0.12	7.197826	672.4	64.80	66.48	2.276	13.198	26
27	1	320,000.00	0.02	7.000000	742.0	65.00	80.00	2.250	13.000	27
28	36	10,371,016.74	0.77	6.876890	701.8	67.03	78.89	2.295	12.877	28
29	58	14,731,632.29	1.10	6.653469	709.5	66.42	79.50	2.276	12.653	29
30	56	17,610,868.52	1.32	6.587425	705.9	66.47	77.57	2.625	12.554	30
31	6	1,229,534.16	0.09	6.808429	737.0	47.03	55.40	2.400	11.995	31
32	28	7,999,744.06	0.60	6.481385	689.3	68.98	80.31	3.949	12.154	32
33	30	8,858,501.23	0.66	6.693445	705.6	70.82	81.46	2.808	12.434	33
34	38	16,591,951.65	1.24	6.768861	711.6	70.53	79.37	2.434	12.568	34
35	1	710,600.00	0.05	6.125000	785.0	44.97	44.97	2.250	11.125	35
43	2	1,417,250.00	0.11	6.625000	769.1	62.22	62.22	2.250	11.625	43
45	1	302,948.15	0.02	7.875000	773.0	80.00	80.00	2.250	12.875	45
46	2	519,950.00	0.04	6.373774	719.3	65.00	77.50	2.438	11.374	46
47	2	547,064.36	0.04	7.433050	712.5	65.00	80.00	2.250	12.433	47
48	3	1,250,583.52	0.09	7.148963	706.2	71.23	81.70	2.250	12.149	48
49	5	1,836,074.68	0.14	6.987280	701.0	69.01	76.06	2.250	11.987	49
50	8	2,125,943.18	0.16	7.040251	723.2	76.63	77.93	2.315	12.302	50
51	24	6,541,814.80	0.49	7.185753	707.7	69.39	79.71	2.336	12.281	51
52	118	30,991,447.32	2.32	6.934363	709.9	68.88	79.65	2.274	11.986	52
53	234	60,181,412.51	4.50	6.991357	708.8	68.85	77.64	2.343	12.152	53
54	219	59,708,675.14	4.46	6.882609	706.2	68.58	77.95	2.331	12.115	54
55	204	70,282,127.27	5.25	7.127517	716.4	68.92	76.20	2.427	12.426	55
56	471	157,592,762.39	11.78	6.969658	708.6	68.81	76.91	2.531	12.256	56
57	918	284,146,622.87	21.23	7.280478	705.6	69.12	76.07	3.134	12.563	57
58	573	191,808,428.72	14.33	7.268430	708.3	68.50	77.64	2.986	12.448	58
59	25	20,301,635.01	1.52	7.139450	729.3	65.29	68.86	2.364	12.139	59
60	2	1,903,400.00	0.14	6.833850	771.0	58.35	63.38	2.416	11.834	60
72	1	359,725.46	0.03	6.500000	636.0	65.00	75.75	2.000	11.500	72
73	3	1,721,617.78	0.13	6.982235	756.2	70.40	70.40	2.539	12.139	73
74	3	691,617.20	0.05	7.301336	664.0	70.42	70.42	2.588	12.977	74
75	13	3,990,160.51	0.30	7.378927	748.3	65.83	71.55	2.354	12.544	75
76	18	5,279,877.85	0.39	6.847452	699.5	73.05	79.39	2.281	12.001	76
77	30	6,582,298.52	0.49	6.950254	681.5	71.05	76.68	2.299	11.976	77
78	31	7,533,057.83	0.56	6.959834	704.4	68.44	76.62	2.489	12.334	78
79	60	15,007,298.21	1.12	6.859050	717.6	68.55	75.28	2.560	12.550	79
80	135	44,275,993.77	3.31	6.581744	705.2	68.65	78.07	2.337	11.716	80
81	138	64,179,462.34	4.80	7.079613	705.1	67.69	74.32	2.304	12.135	81
82	103	59,739,653.82	4.46	7.230058	703.4	67.33	73.14	2.317	12.233	82
83	132	88,589,486.44	6.62	7.042223	710.1	67.36	74.26	2.289	12.048	83
84	12	7,231,150.00	0.54	7.088169	725.2	66.61	73.03	2.250	12.088	84
106	1	910,000.00	0.07	6.625000	679.0	74.29	74.29	2.250	12.625	106
108	1	486,000.00	0.04	6.875000	784.0	48.60	48.60	2.250	12.875	108
111	1	800,000.00	0.06	6.375000	723.0	50.00	50.00	2.250	12.375	111
112	3	1,058,598.40	0.08	7.268634	701.3	71.25	78.05	2.386	12.997	112
113	3	1,003,800.00	0.08	6.675802	698.1	63.56	73.56	2.250	12.524	113
114	1	397,500.00	0.03	6.625000	671.0	74.16	74.16	2.250	11.625	114
115	10	3,995,234.18	0.30	6.799647	693.9	67.42	75.55	2.250	12.055	115
116	18	7,114,494.31	0.53	6.849785	716.2	70.25	76.69	2.272	12.296	116
117	18	7,504,613.34	0.56	6.698265	723.7	75.33	76.26	2.250	11.908	117
118	16	8,057,349.48	0.60	6.479399	749.2	67.44	69.61	2.195	11.672	118
119	4	1,444,000.00	0.11	6.636227	668.9	74.44	80.00	2.250	11.636	119
Total	3,899	$1,338,290,962.03	100.00%	7.081339%	708.1	68.47%	76.20%	2.649%	12.337%	61

________________________________________________________________________________________

Pool 1A Mortgage Loan Statistics

All Collateral Statistics set forth in the tables below and in the proceeding pages are approximate and subject to change based on final collateral

________________________________________________________________________________________

Original Principal Balance(1)-Pool 1A

Range of Original Principal Balance ($)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
0.01 - 100,000.00	194	$14,572,566.28	2.97%	7.412593%	711.2	68.83%	76.23%	2.956%	12.704%	59
100,000.01 - 200,000.00	790	121,994,779.84	24.84	7.142685	706.4	70.16	77.33	2.832	12.450	58
200,000.01 - 300,000.00	655	162,485,912.40	33.09	7.095170	705.7	69.59	77.62	2.779	12.409	58
300,000.01 - 400,000.00	398	137,929,461.94	28.09	6.969442	705.7	70.20	77.37	2.650	12.243	56
400,000.01 - 500,000.00	95	40,225,403.39	8.19	7.007909	706.2	69.23	77.23	2.672	12.387	58
500,000.01 - 600,000.00	17	9,138,602.11	1.86	7.318242	716.1	67.29	73.44	3.143	12.836	67
600,000.01 - 700,000.00	6	3,959,551.45	0.81	7.602346	715.2	63.81	72.81	3.246	12.937	57
700,000.01 - 800,000.00	1	770,000.00	0.16	7.375000	750.0	65.00	70.00	2.250	12.375	57
Total	2,156	$491,076,277.41	100.00%	7.082612%	706.4	69.76%	77.28%	2.762%	12.391%	58

(1)As of the Cut-off Date, the average Original Principal Balance of the Mortgage Loans in Pool 1A is expected to be approximately $227,854.

Cut-off Date Stated Principal Balance(1)-Pool 1A

Range of Cut-Off Date Stated Principal Balances ($)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
0.01 - 100,000.00	194	$14,572,566.28	2.97%	7.412593%	711.2	68.83%	76.23%	2.956%	12.704%	59
100,000.01 - 200,000.00	790	121,994,779.84	24.84	7.142685	706.4	70.16	77.33	2.832	12.450	58
200,000.01 - 300,000.00	656	162,785,160.62	33.15	7.097753	705.8	69.61	77.62	2.778	12.413	58
300,000.01 - 400,000.00	398	138,029,807.37	28.11	6.965489	705.7	70.16	77.41	2.653	12.240	56
400,000.01 - 500,000.00	94	39,825,809.74	8.11	7.010497	705.8	69.29	77.07	2.664	12.383	58
500,000.01 - 600,000.00	17	9,138,602.11	1.86	7.318242	716.1	67.29	73.44	3.143	12.836	67
600,000.01 - 700,000.00	6	3,959,551.45	0.81	7.602346	715.2	63.81	72.81	3.246	12.937	57
700,000.01 - 800,000.00	1	770,000.00	0.16	7.375000	750.0	65.00	70.00	2.250	12.375	57
Total	2,156	$491,076,277.41	100.00%	7.082612%	706.4	69.76%	77.28%	2.762%	12.391%	58

(1)As of the Cut-off Date, the average Stated Principal Balance of the Mortgage Loans in Pool 1A is expected to be approximately $227,771.

Current Mortgage Rates(1)-Pool 1A

Range of Current Mortgage Rates (%)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
4.001 - 4.500	1	$252,000.00	0.05%	4.375000%	644.0	80.00%	80.00%	2.250%	9.375%	33
4.501 - 5.000	1	158,500.00	0.03	4.875000	692.0	65.00	67.16	2.250	9.875	81
5.001 - 5.500	19	3,921,271.62	0.80	5.357161	713.4	67.28	79.49	2.250	10.444	62
5.501 - 6.000	48	10,854,544.89	2.21	5.873874	717.2	65.81	78.76	2.336	11.046	66
6.001 - 6.500	226	56,826,394.61	11.57	6.392148	713.5	66.05	79.02	2.410	11.722	56
6.501 - 7.000	884	210,972,740.75	42.96	6.811931	704.4	69.82	75.96	2.585	12.125	58
7.001 - 7.500	486	109,387,406.44	22.28	7.316245	708.3	70.01	75.91	2.886	12.627	57
7.501 - 8.000	306	63,681,633.92	12.97	7.789576	705.1	72.31	78.98	3.087	13.041	58
8.001 - 8.500	149	27,866,310.93	5.67	8.291325	701.4	71.59	81.39	3.659	13.649	56
8.501 - 9.000	28	5,180,330.95	1.05	8.784915	702.3	71.01	87.90	3.263	14.462	58
9.001 - 9.500	7	1,870,143.30	0.38	9.169734	680.2	69.93	89.86	3.950	14.761	57
9.501 - 10.000	1	105,000.00	0.02	9.750000	629.0	65.00	100.00	4.000	15.750	57
Total	2,156	$491,076,277.41	100.00%	7.082612%	706.4	69.76%	77.28%	2.762%	12.391%	58

(1)As of the Cut-off Date, the weighted average Current Mortgage Rate of the Mortgage Loans in Pool 1A is expected to be approximately 7.083%.

Original Term (Months)-Pool 1A

Original Term (Months)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
180	2	$344,479.80	0.07%	7.466506%	658.6	64.65%	64.65%	2.750%	13.467%	78
360	2,140	487,888,579.09	99.35	7.077733	706.6	69.76	77.21	2.758	12.382	58
480	14	2,843,218.52	0.58	7.873324	689.2	69.47	89.45	3.432	13.873	57
Total	2,156	$491,076,277.41	100.00%	7.082612%	706.4	69.76%	77.28%	2.762%	12.391%	58

Remaining Term to Maturity(1)-Pool 1A

Range of Remaining Term (Months)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
166 - 170	1	$72,797.10	0.01%	6.875000%	661.0	31.51%	31.51%	2.750%	12.875%	74
171 - 175	1	271,682.70	0.06	7.625000	658.0	73.53	73.53	2.750	13.625	79
346 - 350	9	2,130,192.25	0.43	6.956247	676.2	69.91	77.32	2.332	12.324	57
351 - 355	667	157,076,545.18	31.99	6.929369	709.3	69.35	77.27	2.377	12.282	53
356 - 360	1,464	328,681,841.66	66.93	7.149423	705.4	69.96	77.19	2.943	12.430	59
471 - 475	3	666,642.85	0.14	7.853136	691.4	68.03	96.80	3.644	13.853	54
476 - 480	11	2,176,575.67	0.44	7.879507	688.5	69.91	87.20	3.368	13.880	57
Total	2,156	$491,076,277.41	100.00%	7.082612%	706.4	69.76%	77.28%	2.762%	12.391%	58

(1)As of the Cut-off Date, the weighted average Remaining Term to Maturity of the Mortgage Loans in Pool 1A is expected to be approximately 356 months.

Age-Pool 1A

Age (Months)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
1	7	$1,450,879.00	0.30%	6.779768%	698.3	71.66%	78.48%	2.250%	11.780%	77
2	395	88,792,504.13	18.08	7.259884	706.6	69.99	78.62	3.029	12.528	60
3	703	156,225,260.35	31.81	7.202575	705.0	70.34	76.72	3.081	12.506	58
4	370	84,389,773.85	17.18	6.959989	704.6	69.18	76.77	2.620	12.236	61
5	167	39,230,563.72	7.99	7.061534	719.4	69.74	75.45	2.525	12.472	61
6	182	44,487,214.20	9.06	6.819820	704.9	69.66	77.94	2.378	12.263	53
7	205	47,075,016.89	9.59	6.917386	707.9	69.24	77.51	2.326	12.208	50
8	106	25,544,229.30	5.20	6.928716	703.9	68.39	79.12	2.270	12.189	49
9	11	1,677,846.62	0.34	7.569544	700.7	69.79	74.05	2.520	12.680	51
10	6	1,278,185.01	0.26	6.998422	666.7	71.28	75.55	2.433	12.505	55
11	3	565,078.88	0.12	7.140828	717.0	65.00	76.45	2.368	12.511	51
12	1	359,725.46	0.07	6.500000	636.0	65.00	75.75	2.000	11.500	72
Total	2,156	$491,076,277.41	100.00%	7.082612%	706.4	69.76%	77.28%	2.762%	12.391%	58

Credit Score (1)-Pool 1A

Range of Credit Score	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
Nat Applicable	10	$2,010,801.65	0.41%	7.555847%	N/A	73.83%	73.83%	2.307%	12.807%	51
601 - 620	8	1,733,816.30	0.35	7.408245	620.0	70.08	70.59	2.351	12.986	55
621 - 640	106	23,788,264.01	4.84	7.241570	631.1	70.87	74.75	3.049	12.617	59
641 - 660	144	33,981,748.82	6.92	7.050249	651.3	70.68	74.97	2.749	12.478	58
661 - 680	332	75,652,448.48	15.41	7.050854	671.3	69.72	77.78	2.656	12.321	59
681 - 700	461	107,015,057.26	21.79	7.117795	689.9	70.27	77.95	2.798	12.376	57
701 - 720	363	81,780,409.74	16.65	7.106710	709.5	69.58	77.76	2.731	12.442	55
721 - 740	247	55,928,162.72	11.39	7.000157	729.6	68.55	78.49	2.763	12.294	58
741 - 760	226	49,811,385.76	10.14	7.134749	750.8	70.30	78.00	2.814	12.465	58
761 - 780	138	31,570,251.90	6.43	7.051636	770.3	68.77	75.57	2.781	12.385	58
781 - 800	96	21,703,521.60	4.42	6.927046	790.7	68.88	77.04	2.747	12.207	59
801 - 820	24	6,000,409.17	1.22	6.879857	808.9	68.03	71.65	2.602	12.168	62
821 - 840	1	100,000.00	0.02	7.625000	827.0	34.48	34.48	2.875	13.625	21
Total	2,156	$491,076,277.41	100.00%	7.082612%	706.4	69.76%	77.28%	2.762%	12.391%	58

As of the Cut-off Date, the weighted average non-zero Credit Score of the Mortgage Loans in Pool 1A is expected to be approximately 706. See "Description of the Mortgage Pools - The Mortgage Loans" herein.

Original Loan-To-Value Ratios(1)-Pool 1A

Range of Original Loan-To-Value Ratios (%)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
10.01 - 20.00	1	$350,000.00	0.07%	7.500000%	773.0	16.95%	16.95%	2.875%	13.500%	19
20.01 - 30.00	5	570,293.11	0.12	6.812552	721.2	27.81	27.81	2.847	11.997	56
30.01 - 40.00	12	1,828,622.45	0.37	7.116337	681.7	37.36	37.36	3.063	12.558	53
40.01 - 50.00	14	3,209,366.96	0.65	6.870807	712.5	46.21	46.21	2.540	11.960	57
50.01 - 60.00	45	11,845,019.07	2.41	6.959576	701.6	56.82	56.82	2.685	12.285	61
60.01 - 70.00	331	71,296,653.54	14.52	7.111883	705.5	66.72	68.21	2.688	12.331	58
70.01 - 75.00	268	58,490,966.69	11.91	7.188353	703.5	70.76	74.40	2.853	12.554	60
75.01 - 80.00	1,292	305,908,461.41	62.29	6.982401	708.1	71.78	79.71	2.693	12.282	56
80.01 - 85.00	25	5,782,072.41	1.18	7.720777	700.8	70.78	84.58	3.232	13.105	64
85.01 - 90.00	88	16,998,406.44	3.46	7.548649	696.6	64.51	89.63	3.187	12.793	66
90.01 - 95.00	52	10,179,768.06	2.07	7.985633	703.3	65.07	94.84	3.634	13.672	56
95.01 - 100.00	23	4,616,647.27	0.94	7.875915	708.8	69.66	100.00	3.507	13.832	54
Total	2,156	$491,076,277.41	100.00%	7.082612%	706.4	69.76%	77.28%	2.762%	12.391%	58

(1)As of the Cut-off Date, the weighted average Original Loan-to-Value Ratio of the Mortgage Loans in Pool 1A is expected to be approximately 77.28%.

Original Effective LTV(1)-Pool 1A

Range of Original Effective Loan-To-Value Ratios (%)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
10.01 - 20.00	1	$350,000.00	0.07%	7.500000%	773.0	16.95%	16.95%	2.875%	13.500%	19
20.01 - 30.00	5	570,293.11	0.12	6.812552	721.2	27.81	27.81	2.847	11.997	56
30.01 - 40.00	12	1,828,622.45	0.37	7.116337	681.7	37.36	37.36	3.063	12.558	53
40.01 - 50.00	14	3,209,366.96	0.65	6.870807	712.5	46.21	46.21	2.540	11.960	57
50.01 - 60.00	46	12,047,238.03	2.45	6.974522	702.6	56.79	57.38	2.678	12.294	61
60.01 - 70.00	1,264	291,158,593.19	59.29	6.996544	709.6	65.47	77.95	2.722	12.298	57
70.01 - 75.00	186	40,365,837.95	8.22	7.241481	696.6	74.16	75.41	2.839	12.645	62
75.01 - 80.00	627	141,413,825.72	28.80	7.226542	703.0	79.67	79.67	2.830	12.525	57
80.01 - 85.00	1	132,500.00	0.03	8.750000	700.0	82.64	94.64	3.250	13.750	58
Total	2,156	$491,076,277.41	100.00%	7.082612%	706.4	69.76%	77.28%	2.762%	12.391%	58

(1)As of the Cut-off Date, the weighted average Original Effective Loan-to-Value of the Mortgage Loans in Pool 1A is expected to be approximately 69.76%.

Original Combined Loan-To-Value Ratios(1)-Pool 1A

Range of Original Combined Loan-To-Value Ratios (%)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
10.01 - 20.00	1	$350,000.00	0.07%	7.500000%	773.0	16.95%	16.95%	2.875%	13.500%	19
20.01 - 30.00	5	570,293.11	0.12	6.812552	721.2	27.81	27.81	2.847	11.997	56
30.01 - 40.00	11	1,751,222.45	0.36	7.071756	681.7	37.30	37.30	3.099	12.533	53
40.01 - 50.00	13	3,133,366.96	0.64	6.873738	712.4	46.30	46.30	2.547	11.941	57
50.01 - 60.00	39	10,202,674.43	2.08	6.967976	705.8	57.07	57.07	2.702	12.345	60
60.01 - 70.00	136	30,662,573.75	6.24	7.051875	701.6	66.92	66.92	2.782	12.371	60
70.01 - 75.00	131	27,879,327.88	5.68	7.129330	699.5	74.03	74.03	2.794	12.556	61
75.01 - 80.00	423	98,148,808.81	19.99	7.111337	705.5	79.22	79.22	2.800	12.423	58
80.01 - 85.00	60	15,927,927.67	3.24	7.125693	699.3	67.48	79.05	2.727	12.467	58
85.01 - 90.00	387	88,000,919.17	17.92	7.062645	702.8	65.88	79.29	2.850	12.364	59
90.01 - 95.00	354	75,090,032.44	15.29	7.202958	708.8	69.24	79.47	2.894	12.479	57
95.01 - 100.00	595	139,249,997.84	28.36	7.015736	711.3	68.00	79.21	2.606	12.312	56
over 100.00	1	109,132.90	0.02	7.250000	684.0	75.24	75.24	3.500	13.250	56
Total	2,156	$491,076,277.41	100.00%	7.082612%	706.4	69.76%	77.28%	2.762%	12.391%	58

(1) Although all of the Mortgage Loans are secured by first liens, this table sets forth the Original Combined Loan-to-Value Ratios of all the Mortgage Loans. The “Original Combined Loan-to-Value Ratio” of any Mortgage Loan will not reflect the presence or amount of any second lien mortgage loan secured by the same mortgaged property if the related originator does not have sufficient information to provide the relevant second lien mortgage loan information. Such information may not be available if, for example, the related second lien mortgage loan was made by a party other than the applicable originator or the related Mortgage Loan is a refinancing of an existing mortgage loan. In this table, the Original Loan-to-Value Ratio is used for any mortgage loan for which there is no information related to a second lien Mortgage Loan. As of the Cut-off Date, the weighted average Combined Loan-to-Value Ratio of the Mortgage Loans in Pool 1A is expected to be approximately 87.52%.

Occupancy Type(1)-Pool 1A

Occupancy Type	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
Primary	1,258	$314,742,784.64	64.09%	6.900132%	700.2	69.02%	77.95%	2.666%	12.187%	57
Investment	733	140,475,297.07	28.61	7.442225	718.4	71.81	76.00	2.981	12.797	58
Secondary	165	35,858,195.70	7.30	7.275521	714.2	68.15	76.37	2.748	12.597	57
Total	2,156	$491,076,277.41	100.00%	7.082612%	706.4	69.76%	77.28%	2.762%	12.391%	58

(1)Based upon representations of the related borrowers at the time of origination.

Property Type-Pool 1A

Property Type	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
Single Family	1,162	$253,656,953.07	51.65%	6.999758%	704.2	69.61%	77.44%	2.749%	12.307%	57
Planned Unit Development	451	105,783,444.32	21.54	7.060717	703.7	70.41	77.82	2.702	12.341	56
Condominium	334	69,592,625.10	14.17	7.167512	713.0	70.04	77.41	2.744	12.481	58
2-4 Family	207	61,822,004.92	12.59	7.362765	713.2	68.94	75.52	2.940	12.722	61
Co-operative Unit	2	221,250.00	0.05	7.555085	645.0	68.53	78.70	2.250	12.555	80
Total	2,156	$491,076,277.41	100.00%	7.082612%	706.4	69.76%	77.28%	2.762%	12.391%	58

Loan Purpose-Pool 1A

Loan Purpose	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
Purchase	1,030	$216,465,563.81	44.08%	7.262233%	716.6	69.88%	79.06%	2.802%	12.567%	57
Cash-out	677	162,643,648.09	33.12	7.057567	695.4	70.89	74.46	2.880	12.382	58
Rate / Term Refi	449	111,967,065.51	22.80	6.771731	702.8	67.86	77.93	2.514	12.065	57
Total	2,156	$491,076,277.41	100.00%	7.082612%	706.4	69.76%	77.28%	2.762%	12.391%	58

Loan Documentation-Pool 1A

Loan Documentation	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
Full Asset/Stated Income	431	$98,562,873.53	20.07%	7.108170%	709.1	70.22%	76.03%	2.910%	12.332%	60
No Ratio	398	93,565,582.38	19.05	7.324889	708.6	71.18	78.37	2.929	12.725	57
Full	437	89,445,421.34	18.21	6.823888	702.7	70.09	78.50	2.540	12.085	61
Stated Documentation	289	75,465,311.06	15.37	6.732842	708.6	67.29	78.26	2.252	12.065	47
No Documentation	240	51,632,342.92	10.51	7.416739	703.6	67.28	73.96	3.338	12.722	57
Stated Income/Stated Asset	132	29,712,505.21	6.05	7.159902	711.7	70.79	76.27	3.127	12.369	61
No Income Verified Asset	120	27,188,527.07	5.54	7.259256	688.0	71.80	79.37	2.463	12.559	61
No Income Verifier	74	18,396,868.18	3.75	7.009189	717.8	71.50	77.65	2.479	12.602	59
No Income/No Assets Verifier	30	5,880,545.72	1.20	7.409225	709.3	67.59	72.31	2.908	12.865	64
Reduced	2	671,100.00	0.14	6.451572	673.8	65.00	79.99	2.444	11.452	65
Limited	1	268,000.00	0.05	6.500000	672.0	65.00	80.00	2.250	11.500	79
Income	1	152,000.00	0.03	6.875000	671.0	80.00	80.00	5.000	11.875	57
Alternative	1	135,200.00	0.03	7.375000	651.0	80.00	80.00	2.750	12.375	58
Total	2,156	$491,076,277.41	100.00%	7.082612%	706.4	69.76%	77.28%	2.762%	12.391%	58

Lien-Pool 1A

Lien position	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
First	2,156	$491,076,277.41	100.00%	7.082612%	706.4	69.76%	77.28%	2.762%	12.391%	58
Total	2,156	$491,076,277.41	100.00%	7.082612%	706.4	69.76%	77.28%	2.762%	12.391%	58

Geographic Distribution of Mortgaged Properties(1)-Pool 1A

State	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
California	372	$117,800,598.67	23.99%	6.882351%	707.9	67.85%	75.06%	2.472%	12.269%	56
Florida	320	66,508,414.43	13.54	7.377391	706.0	70.33	79.86	3.157	12.722	59
Arizona	163	33,955,948.39	6.91	7.163516	713.7	70.18	76.96	2.698	12.480	56
Maryland	111	28,823,973.55	5.87	7.076466	695.8	71.77	79.22	2.803	12.231	57
Virginia	100	25,977,581.25	5.29	7.069051	702.5	72.27	79.05	2.793	12.311	54
Washington	94	20,666,967.75	4.21	6.861743	707.4	70.80	78.60	2.618	12.235	55
Oregon	84	19,565,779.54	3.98	6.972717	712.6	69.33	78.04	2.636	12.456	56
Illinois	90	17,465,033.25	3.56	7.302068	710.0	69.22	75.12	2.922	12.457	58
Nevada	61	15,216,249.85	3.10	6.933150	702.1	70.29	77.64	2.677	12.247	54
New Jersey	52	14,201,457.04	2.89	7.398999	697.8	71.30	76.42	2.830	12.563	62
Georgia	79	13,712,160.97	2.79	7.242280	696.5	72.13	80.13	2.852	12.522	58
Michigan	84	13,590,123.81	2.77	6.751257	698.7	68.92	79.17	2.713	11.864	70
Colorado	56	10,729,997.80	2.18	7.054714	708.0	70.95	78.19	2.676	12.373	60
New York	27	9,407,465.45	1.92	7.496045	705.2	69.45	76.77	3.645	12.520	61
Massachusetts	35	8,705,600.64	1.77	7.192381	715.5	66.73	75.26	2.850	12.641	59
North Carolina	53	8,165,990.55	1.66	7.259846	712.1	72.29	78.83	2.754	12.417	61
Utah	28	6,680,042.67	1.36	6.958125	707.9	71.74	77.97	2.916	12.326	52
Minnesota	29	6,495,994.67	1.32	7.047361	705.6	69.19	77.13	2.967	12.253	58
South Carolina	35	6,405,538.41	1.30	7.053136	702.1	68.32	73.03	2.511	12.487	60
Texas	36	5,065,970.44	1.03	7.286576	705.6	72.58	76.78	2.693	12.691	62
Hawaii	12	4,412,703.87	0.90	7.334655	710.3	70.58	72.30	2.891	13.022	39
Idaho	20	3,323,211.08	0.68	6.985526	701.6	69.19	75.43	3.003	12.360	58
Ohio	24	3,048,440.38	0.62	7.081939	722.8	72.36	79.91	2.594	12.261	56
Pennsylvania	22	2,970,882.01	0.60	7.042706	724.4	70.65	80.63	2.948	12.201	55
Alabama	13	2,875,524.05	0.59	7.058752	705.5	67.03	69.47	2.346	12.159	62
Connecticut	14	2,772,691.91	0.56	7.061198	703.4	68.66	77.30	2.956	12.273	61
Tennessee	21	2,740,924.67	0.56	7.177369	686.4	70.68	78.63	2.473	12.479	70
District of Columbia	10	2,726,211.90	0.56	6.801710	737.0	69.19	75.17	2.967	11.893	56
Missouri	21	2,675,623.44	0.54	7.073777	698.6	65.59	75.17	3.106	12.387	58
Delaware	7	1,672,724.44	0.34	6.814823	684.3	70.85	79.31	2.752	12.446	61
Indiana	15	1,505,626.69	0.31	7.342292	710.7	68.97	78.02	2.918	12.906	63
Mississippi	8	1,335,432.38	0.27	6.829837	727.2	71.82	79.98	2.615	12.137	56
Rhode Island	6	1,220,232.89	0.25	7.076194	719.9	72.07	76.74	3.289	12.177	57
Louisiana	8	1,088,798.16	0.22	6.941013	733.7	60.68	66.88	2.534	12.282	64
Alaska	4	936,502.95	0.19	7.002596	691.6	67.72	81.03	2.994	12.003	69
Kansas	4	811,800.00	0.17	6.354336	729.6	65.69	77.47	2.250	11.354	72
New Mexico	4	811,000.83	0.17	6.659217	686.0	72.83	77.54	2.452	11.659	79
New Hampshire	4	801,133.29	0.16	7.215710	711.9	66.24	77.94	3.469	12.216	63
Maine	3	759,964.18	0.15	7.203951	705.4	64.75	72.43	2.397	12.499	64
Montana	5	651,773.68	0.13	6.799111	680.3	70.07	80.58	3.009	12.029	57
Kentucky	4	571,303.25	0.12	7.181177	710.5	65.00	76.88	2.306	12.294	68
Wyoming	3	528,230.58	0.11	6.954780	701.5	70.64	82.54	2.250	11.955	67
West Virginia	3	483,900.00	0.10	6.992560	715.5	71.93	77.73	2.647	12.522	49
Wisconsin	4	438,365.72	0.09	7.811826	711.6	67.83	74.78	3.048	13.165	62
Oklahoma	3	241,207.88	0.05	7.154437	732.4	71.37	77.59	3.198	12.154	66
Iowa	2	203,686.96	0.04	7.234950	709.0	65.00	75.00	2.750	13.235	55
Vermont	1	188,000.00	0.04	7.250000	688.0	65.00	80.00	5.000	12.250	57
South Dakota	2	139,491.09	0.03	8.257319	701.7	65.00	75.00	3.706	13.257	56
Total	2,156	$491,076,277.41	100.00%	7.082612%	706.4	69.76%	77.28%	2.762%	12.391%	58

(1)As of the Cut off Date, no more than approximately 0.40% of the Pool 1A Mortgage Loans will be secured by Mortgaged Properties in any one postal zip code area.

Original Prepayment Penalty Term-Pool 1A

Original Prepayment Penalty Term (Months)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
0	1,714	$389,050,840.60	79.22%	7.119887%	706.5	70.00%	77.05%	2.757%	12.414%	59
6	4	849,431.62	0.17	7.469040	677.2	78.74	78.74	3.223	13.317	56
12	62	17,825,527.09	3.63	6.877029	705.7	68.31	77.53	2.783	12.273	47
24	80	15,740,068.16	3.21	7.246856	703.3	69.75	76.67	4.317	12.282	57
36	287	66,157,826.87	13.47	6.862288	708.3	68.52	78.54	2.363	12.299	51
60	9	1,452,583.07	0.30	7.650670	669.7	72.06	81.45	4.922	12.651	57
Total	2,156	$491,076,277.41	100.00%	7.082612%	706.4	69.76%	77.28%	2.762%	12.391%	58

Prepayment Penalty Remaining Term-Pool 1A

Prepayment Penalty Remaining Term (Months)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
Less than 1	1,715	$389,179,632.60	79.25%	7.120344%	706.5	70.01%	77.05%	2.757%	12.414%	59
1 - 5	25	6,940,487.46	1.41	6.821938	711.3	68.03	79.31	2.369	12.452	40
6 - 10	40	11,605,679.25	2.36	6.935295	700.5	69.11	76.53	3.068	12.229	51
16 - 20	13	2,914,235.19	0.59	6.874817	709.5	67.67	75.60	3.362	11.915	55
21 - 25	69	13,256,992.97	2.70	7.317775	702.2	70.06	77.02	4.460	12.357	57
26 - 30	175	40,496,391.26	8.25	6.724756	710.8	66.68	78.31	2.252	11.990	47
31 - 35	110	25,230,275.61	5.14	7.082173	704.3	71.54	78.90	2.544	12.798	56
51 - 55	1	113,613.60	0.02	6.875000	730.0	65.00	95.00	5.000	11.875	55
56 - 60	8	1,338,969.47	0.27	7.716487	664.5	72.66	80.30	4.915	12.716	57
Total	2,156	$491,076,277.41	100.00%	7.082612%	706.4	69.76%	77.28%	2.762%	12.391%	58

Seller-Pool 1A

Seller	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
American Home Mortgage	605	$128,407,312.94	26.15%	7.334498%	711.3	69.46%	75.31%	3.586%	12.395%	57
Chase Mortgage	1,081	250,145,792.87	50.94	7.075543	703.7	70.72	78.13	2.521	12.499	60
CTX	1	165,979.00	0.03	6.625000	682.0	65.00	80.00	2.250	11.625	59
Flagstar	4	440,000.00	0.09	6.875000	732.0	62.50	62.50	2.531	11.875	51
Greenpoint	301	77,329,107.52	15.75	6.710212	706.2	67.22	78.46	2.254	11.994	47
Market Street	21	3,529,781.71	0.72	7.336191	690.5	68.46	74.51	2.250	12.336	53
National City	28	7,449,020.22	1.52	6.904323	706.3	70.04	80.08	2.728	12.003	59
NetBank	1	197,585.58	0.04	5.750000	766.0	49.50	49.50	2.750	10.750	9
Ohio Savings Bank	79	15,346,942.49	3.13	6.929407	708.2	69.01	74.01	2.750	12.929	73
PHH Mortgage	4	1,213,405.46	0.25	6.772811	710.0	75.55	78.74	2.176	11.773	72
Weichert	27	5,951,788.62	1.21	7.464995	723.8	71.38	75.93	2.250	12.465	54
Wells Fargo	4	899,561.00	0.18	6.567133	678.7	67.91	81.78	2.601	11.567	81
Total	2,156	$491,076,277.41	100.00%	7.082612%	706.4	69.76%	77.28%	2.762%	12.391%	58

Primary Servicer-Pool 1A

Primary Servicer	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
Chase Mortgage	2,120	$481,514,290.73	98.05%	7.087113%	706.5	69.74%	77.22%	2.764%	12.401%	57
National City	28	7,449,020.22	1.52	6.904323	706.3	70.04	80.08	2.728	12.003	59
PHH	4	1,213,405.46	0.25	6.772811	710.0	75.55	78.74	2.176	11.773	72
Wells Fargo Home Mortgage	4	899,561.00	0.18	6.567133	678.7	67.91	81.78	2.601	11.567	81
Total	2,156	$491,076,277.41	100.00%	7.082612%	706.4	69.76%	77.28%	2.762%	12.391%	58

PMI Coverage-Pool 1A

PMI Coverage	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
0	1,968	$453,499,383.23	92.35%	7.028661%	706.9	70.04%	76.09%	2.713%	12.324%	57
12	20	4,615,190.50	0.94	7.785088	692.4	72.87	84.87	2.824	13.267	66
20	6	1,299,381.91	0.26	7.597306	730.4	64.58	84.58	4.682	12.597	56
25	87	16,796,187.48	3.42	7.545021	695.8	64.62	89.62	3.198	12.792	66
30	72	14,353,915.33	2.92	7.937318	704.9	66.39	96.39	3.601	13.724	55
35	3	512,218.96	0.10	8.099405	729.1	61.05	96.05	2.959	13.304	57
Total	2,156	$491,076,277.41	100.00%	7.082612%	706.4	69.76%	77.28%	2.762%	12.391%	58

PMI Company-Pool 1A

PMI Company	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
GE	28	$6,341,699.37	1.29%	7.740345%	700.3	64.68%	90.50%	3.796%	12.740%	63
MGIC	18	3,215,110.48	0.65	7.348742	686.5	67.43	88.54	3.344	12.432	66
NO	1,968	453,499,383.23	92.35	7.028661	706.9	70.04	76.09	2.713	12.324	57
PMI	96	19,094,514.37	3.89	8.049322	703.8	66.91	93.63	3.399	13.912	57
RDN	25	4,518,645.83	0.92	7.061533	688.7	65.11	88.43	2.592	12.188	72
RMIC	4	1,029,120.45	0.21	7.587403	708.9	67.80	90.08	2.250	12.587	56
TGIC	6	1,333,732.02	0.27	7.170442	720.6	64.29	87.88	4.443	12.170	61
UGI	11	2,044,071.66	0.42	7.297735	701.5	66.31	89.90	3.111	12.517	67
Total	2,156	$491,076,277.41	100.00%	7.082612%	706.4	69.76%	77.28%	2.762%	12.391%	58

PMI Coverage (by Underwriter)-Pool 1A

PMI Coverage (by Underwriter)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
0	1,285	$282,179,700.23	57.46%	7.249994%	702.0	73.28%	76.64%	2.880%	12.583%	59
1	1	266,458.33	0.05	7.250000	702.0	65.00	65.68	2.750	13.250	79
2	5	560,291.81	0.11	6.500701	698.7	65.00	67.14	2.856	11.501	67
3	1	417,000.00	0.08	6.375000	696.0	65.00	67.80	2.250	11.375	56
4	1	358,400.00	0.07	6.625000	634.0	65.00	69.00	2.250	11.625	56
5	100	20,854,672.10	4.25	7.166377	711.9	65.00	70.00	2.554	12.225	57
6	5	1,314,500.00	0.27	6.920597	689.2	65.00	71.13	2.287	12.054	61
7	1	170,000.00	0.03	6.125000	692.0	65.00	72.34	2.250	11.125	82
8	4	892,012.67	0.18	7.252725	710.0	65.00	73.15	2.454	12.837	55
9	6	1,385,091.17	0.28	6.805979	686.4	65.00	73.95	2.250	11.806	61
10	88	19,542,415.41	3.98	7.205150	717.2	65.00	75.02	2.931	12.547	59
11	9	1,776,016.55	0.36	6.735252	687.6	65.00	76.00	2.446	11.879	62
12	15	4,319,179.50	0.88	6.560639	704.5	65.00	76.93	2.687	11.788	56
13	18	4,665,674.78	0.95	6.521000	707.1	65.00	77.97	2.384	11.834	60
14	26	6,385,315.46	1.30	6.559786	700.1	65.00	79.02	2.294	11.815	57
15	591	145,989,549.40	29.73	6.800430	713.8	65.00	80.00	2.594	12.106	55
Total	2,156	$491,076,277.41	100.00%	7.082612%	706.4	69.76%	77.28%	2.762%	12.391%	58

PMI Company (by Underwriter)-Pool 1A

PMI Company (by Underwriter)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
NA	1,285	$282,179,700.23	57.46%	7.249994%	702.0	73.28%	76.64%	2.880%	12.583%	59
UGI	871	208,896,577.18	42.54	6.856510	712.3	65.00	78.13	2.603	12.133	56
Total	2,156	$491,076,277.41	100.00%	7.082612%	706.4	69.76%	77.28%	2.762%	12.391%	58

Interest Only-Pool 1A

Interest Only	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
Interest-Only	1,858	$438,106,954.86	89.21%	7.040991%	707.7	69.72%	77.05%	2.712%	12.327%	57
Non-IO	298	52,969,322.55	10.79	7.426855	695.9	70.08	79.17	3.174	12.929	59
Total	2,156	$491,076,277.41	100.00%	7.082612%	706.4	69.76%	77.28%	2.762%	12.391%	58

Original Interest-Only Term (Months)-Pool 1A

Original Interest-Only Term (Months)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
0	298	$52,969,322.55	10.79%	7.426855%	695.9	70.08%	79.17%	3.174%	12.929%	59
60	28	7,429,042.16	1.51	6.989422	714.0	72.41	75.93	2.522	12.512	54
84	4	816,396.23	0.17	6.652875	662.3	69.77	80.08	2.367	11.653	77
120	1,826	429,861,516.47	87.53	7.042619	707.7	69.67	77.06	2.716	12.325	57
Total	2,156	$491,076,277.41	100.00%	7.082612%	706.4	69.76%	77.28%	2.762%	12.391%	58

Remaining Interest-Only Term (Months)-Pool 1A

Remaining Interest-Only Term (Months)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
0	298	$52,969,322.55	10.79%	7.426855%	695.9	70.08%	79.17%	3.174%	12.929%	59
51	1	349,460.45	0.07	7.750000	706.0	75.67	75.67	2.250	12.750	51
52	2	504,649.08	0.10	7.255262	716.1	77.70	77.70	2.250	13.082	52
53	10	2,999,170.55	0.61	6.807999	721.5	72.38	75.10	2.566	12.409	53
54	8	1,994,512.08	0.41	7.001924	706.0	73.64	78.93	2.250	12.788	54
55	1	97,500.00	0.02	7.625000	753.0	65.00	65.00	3.500	12.625	55
56	5	1,166,150.00	0.24	7.103739	716.1	65.67	72.02	3.066	12.183	56
57	1	317,600.00	0.06	6.750000	682.0	80.00	80.00	2.250	11.750	57
72	1	359,725.46	0.07	6.500000	636.0	65.00	75.75	2.000	11.500	72
76	1	85,109.77	0.02	6.875000	694.0	80.00	80.00	2.250	11.875	76
82	2	371,561.00	0.08	6.750000	680.5	72.06	84.30	2.750	11.750	82
109	2	431,160.00	0.09	6.912793	709.9	65.00	80.00	2.250	12.087	45
110	3	547,999.96	0.11	6.623175	678.7	69.71	79.65	2.250	11.952	42
111	8	996,147.39	0.20	7.247446	718.6	65.79	70.02	2.484	12.335	51
112	100	24,726,649.35	5.04	6.918330	704.0	68.16	79.11	2.267	12.169	49
113	191	43,466,207.70	8.85	6.917904	707.3	69.03	77.73	2.302	12.177	50
114	165	41,185,108.94	8.39	6.802144	704.7	69.37	77.82	2.371	12.212	53
115	131	31,816,775.67	6.48	6.995152	724.2	70.21	75.32	2.431	12.358	61
116	324	76,479,674.66	15.57	6.929356	705.8	69.09	76.55	2.585	12.187	62
117	590	137,146,730.83	27.93	7.169525	705.3	70.25	76.49	3.057	12.457	58
118	305	71,614,182.97	14.58	7.205006	710.3	70.06	77.94	2.954	12.426	60
119	7	1,450,879.00	0.30	6.779768	698.3	71.66	78.48	2.250	11.780	77
Total	2,156	$491,076,277.41	100.00%	7.082612%	706.4	69.76%	77.28%	2.762%	12.391%	58

Margin(1)-Pool 1A

Margin (%)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
2.000	1	$359,725.46	0.07%	6.500000%	636.0	65.00%	75.75%	2.000%	11.500%	72
2.250	1,411	326,151,807.96	66.42	6.940665	707.6	69.28	76.63	2.250	12.175	58
2.275	1	221,250.00	0.05	7.250000	641.0	65.00	75.00	2.275	13.250	57
2.625	3	330,000.00	0.07	6.875000	732.0	62.50	62.50	2.625	11.875	51
2.750	191	42,447,988.09	8.64	7.100689	710.0	70.69	76.64	2.750	12.869	64
2.875	107	23,276,916.31	4.74	7.341143	689.2	69.82	77.66	2.875	13.341	42
3.000	8	1,861,039.85	0.38	7.105665	722.6	68.13	80.26	3.000	13.106	46
3.125	1	205,000.00	0.04	7.500000	751.0	65.00	100.00	3.125	12.500	58
3.250	63	18,138,312.75	3.69	7.117905	692.2	75.56	78.45	3.250	12.259	56
3.375	1	272,000.00	0.06	6.750000	680.0	73.00	85.00	3.375	12.750	57
3.500	20	4,040,415.15	0.82	7.547847	723.3	71.56	80.66	3.500	13.328	56
3.625	10	1,882,997.59	0.38	8.184967	745.2	66.40	90.72	3.625	14.185	56
3.750	16	3,349,769.25	0.68	8.284959	715.6	67.97	93.98	3.750	14.285	55
3.875	13	2,631,322.48	0.54	8.238208	699.3	66.67	94.85	3.875	14.238	55
4.000	13	2,509,915.91	0.51	8.817184	670.5	66.77	96.67	4.000	14.653	54
4.500	1	97,666.37	0.02	8.875000	675.0	65.00	95.00	4.500	14.875	51
5.000	296	63,300,150.24	12.89	7.454196	707.6	70.35	77.42	5.000	12.475	57
Total	2,156	$491,076,277.41	100.00%	7.082612%	706.4	69.76%	77.28%	2.762%	12.391%	58

(1)As of the Cut-off Date, the weighted average Margin of the Mortgage Loans in Pool 1A is expected to be approximately 2.762%.

Maximum Mortgage Rate(1)-Pool 1A

Range of Maximum Mortgage Rate (%)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
9.251 - 9.500	1	$252,000.00	0.05%	4.375000%	644.0	80.00%	80.00%	2.250%	9.375%	33
9.751 - 10.000	1	158,500.00	0.03	4.875000	692.0	65.00	67.16	2.250	9.875	81
10.001 - 10.250	6	1,030,800.00	0.21	5.142923	722.4	65.00	79.34	2.250	10.143	80
10.251 - 10.500	12	2,550,517.31	0.52	5.441368	712.0	66.51	79.48	2.250	10.441	59
10.501 - 10.750	12	2,607,732.11	0.53	5.730443	725.2	63.83	76.89	2.348	10.730	62
10.751 - 11.000	28	6,381,212.78	1.30	5.917162	716.6	65.97	79.16	2.268	10.917	72
11.001 - 11.250	37	9,067,739.04	1.85	6.223468	721.0	65.00	79.47	2.304	11.223	60
11.251 - 11.500	118	29,327,606.29	5.97	6.431779	711.0	65.69	78.93	2.350	11.443	62
11.501 - 11.750	298	72,548,190.00	14.77	6.691561	703.1	68.95	75.31	2.514	11.694	61
11.751 - 12.000	317	74,375,564.52	15.15	6.896685	703.6	70.46	76.33	2.762	11.919	58
12.001 - 12.250	189	43,142,481.80	8.79	7.091193	714.5	68.87	74.96	2.911	12.190	58
12.251 - 12.500	226	51,069,944.80	10.40	7.162590	711.8	70.21	77.57	2.899	12.447	55
12.501 - 12.750	242	55,992,133.28	11.40	7.198490	705.8	71.39	76.59	2.868	12.697	57
12.751 - 13.000	259	57,477,943.77	11.70	7.254075	705.4	70.72	77.87	2.666	12.914	55
13.001 - 13.250	138	29,363,164.37	5.98	7.614074	696.3	71.31	77.31	3.179	13.201	57
13.251 - 13.500	105	22,487,152.83	4.58	7.693742	697.5	70.17	76.85	2.946	13.436	50
13.501 - 13.750	49	9,567,823.72	1.95	7.814413	701.4	71.63	80.69	2.749	13.697	55
13.751 - 14.000	41	8,233,319.09	1.68	7.984817	717.1	71.60	81.54	2.860	13.928	56
14.001 - 14.250	21	4,411,409.36	0.90	8.348508	695.5	66.72	86.64	3.443	14.175	54
14.251 - 14.500	30	6,314,817.80	1.29	8.431242	723.5	70.50	86.80	3.243	14.431	54
14.501 - 14.750	10	1,818,830.01	0.37	8.667044	711.4	69.58	89.49	3.505	14.667	52
14.751 - 15.000	10	1,686,501.23	0.34	8.931791	684.2	72.81	88.06	3.441	14.932	53
15.001 - 15.250	5	1,105,893.30	0.23	9.161874	674.9	73.34	87.90	3.599	15.162	57
15.501 - 15.750	1	105,000.00	0.02	9.750000	629.0	65.00	100.00	4.000	15.750	57
Total	2,156	$491,076,277.41	100.00%	7.082612%	706.4	69.76%	77.28%	2.762%	12.391%	58

(1)As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Mortgage Loans in Pool 1A is expected to be approximately 12.391%.

Index-Pool 1A

Index	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
1 Year CMT	4	$829,146.58	0.17%	6.394109%	701.7	64.47%	74.66%	2.750%	11.394%	65
1 Year LIBOR	459	106,366,906.90	21.66	6.994444	705.5	70.45	77.31	2.449	12.280	65
6 Month LIBOR	1,693	383,880,223.93	78.17	7.108529	706.7	69.57	77.27	2.849	12.424	55
Total	2,156	$491,076,277.41	100.00%	7.082612%	706.4	69.76%	77.28%	2.762%	12.391%	58

Months To Roll-Pool 1A

Months To Roll	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
9	1	$197,585.58	0.04%	5.750000%	766.0	49.50%	49.50%	2.750%	10.750%	9
16	1	184,432.85	0.04	7.750000	700.0	65.00	79.33	2.250	13.750	16
17	2	762,074.11	0.16	7.584662	696.6	66.69	76.61	2.875	13.585	17
18	1	217,750.00	0.04	7.625000	626.0	65.00	65.00	2.875	13.625	18
19	8	1,869,566.42	0.38	7.483705	708.0	60.79	62.70	2.851	13.484	19
20	8	1,795,119.55	0.37	7.588413	680.5	71.08	74.31	2.790	13.588	20
21	18	4,113,520.68	0.84	7.307591	698.0	69.40	73.29	2.824	13.308	21
22	2	673,609.60	0.14	6.855532	642.7	58.14	58.14	2.875	12.856	22
25	1	75,200.00	0.02	6.500000	719.0	65.00	80.00	2.250	12.500	25
26	1	180,000.00	0.04	6.500000	656.0	65.00	80.00	2.250	12.500	26
28	20	5,350,888.40	1.09	6.876406	702.8	66.06	77.98	2.254	12.876	28
29	31	7,486,513.87	1.52	6.626374	709.5	66.51	79.02	2.250	12.626	29
30	26	7,364,561.06	1.50	6.542911	710.0	68.35	79.31	2.495	12.543	30
31	5	730,964.85	0.15	7.189317	713.8	70.90	84.97	2.502	12.503	31
32	9	1,906,140.76	0.39	6.857050	700.8	71.58	79.88	3.593	12.799	32
33	21	4,621,331.17	0.94	6.465874	686.9	72.42	82.54	2.737	12.209	33
34	16	4,262,473.98	0.87	6.997658	712.9	68.94	81.41	2.677	12.867	34
49	1	355,960.00	0.07	7.000000	708.0	65.00	80.00	2.250	12.000	49
50	3	630,817.75	0.13	7.075713	689.8	75.34	79.70	2.250	12.076	50
51	11	1,677,846.62	0.34	7.569544	700.7	69.79	74.05	2.520	12.680	51
52	75	18,135,771.17	3.69	6.924322	707.5	69.07	79.41	2.269	11.972	52
53	157	35,594,091.51	7.25	6.979837	712.1	69.46	77.13	2.337	12.127	53
54	128	31,608,115.28	6.44	6.870568	704.9	70.08	77.67	2.330	12.176	54
55	106	26,373,254.07	5.37	7.096815	725.7	70.63	76.21	2.500	12.393	55
56	260	59,856,514.77	12.19	7.064736	705.8	69.26	76.43	2.681	12.316	56
57	599	133,492,570.72	27.18	7.264131	706.2	70.42	76.57	3.184	12.553	57
58	338	73,794,519.38	15.03	7.308337	706.4	70.29	78.83	3.144	12.549	58
59	3	702,629.00	0.14	6.141717	721.8	65.00	77.22	2.250	11.142	59
72	1	359,725.46	0.07	6.500000	636.0	65.00	75.75	2.000	11.500	72
73	1	133,918.88	0.03	7.875000	740.0	65.00	65.00	2.750	13.875	73
74	2	467,367.26	0.10	7.086060	652.6	68.23	68.23	2.750	13.086	74
76	8	1,338,538.48	0.27	6.794359	653.5	71.24	80.98	2.250	11.794	76
77	15	3,232,337.40	0.66	6.746385	661.4	73.80	78.41	2.250	11.800	77
78	26	4,899,287.86	1.00	6.888681	703.2	68.71	78.49	2.502	12.398	78
79	42	8,380,064.20	1.71	6.900249	704.3	69.78	74.98	2.597	12.519	79
80	84	18,810,073.77	3.83	6.555312	700.5	67.91	77.83	2.352	11.758	80
81	56	12,121,401.81	2.47	6.867396	701.3	68.77	77.50	2.283	11.971	81
82	32	7,764,901.69	1.58	7.203962	694.7	68.78	79.00	2.382	12.223	82
83	3	527,450.00	0.11	7.642194	681.5	77.04	79.52	2.250	12.642	83
112	2	534,598.40	0.11	7.654465	723.2	62.67	76.14	2.519	13.116	112
114	1	397,500.00	0.08	6.625000	671.0	74.16	74.16	2.250	11.625	114
115	6	1,876,714.18	0.38	6.815588	711.1	65.58	75.97	2.250	12.359	115
116	9	2,021,925.00	0.41	7.162926	733.3	74.78	76.40	2.250	12.573	116
117	8	1,678,850.39	0.34	6.669491	701.0	74.40	78.58	2.250	11.669	117
118	7	2,296,999.48	0.47	6.497475	756.8	69.97	71.59	2.250	12.174	118
119	1	220,800.00	0.04	6.750000	664.0	80.00	80.00	2.250	11.750	119
Total	2,156	$491,076,277.41	100.00%	7.082612%	706.4	69.76%	77.28%	2.762%	12.391%	58

________________________________________________________________________________________

Pool 1B Mortgage Loan Statistics

All Collateral Statistics set forth in the tables below and in the proceeding pages are approximate and subject to change based on final collateral

________________________________________________________________________________________

Original Principal Balance(1)-Pool 1B

Range of Original Principal Balance ($)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
0.01 - 100,000.00	12	$1,026,305.96	0.12%	7.181592%	727.5	69.10%	76.84%	2.908%	12.565%	58
100,000.01 - 200,000.00	227	36,358,494.51	4.29	6.996610	708.0	67.39	78.73	2.723	12.262	56
200,000.01 - 300,000.00	296	74,188,063.03	8.76	6.872332	709.2	67.56	80.11	2.692	12.221	54
300,000.01 - 400,000.00	244	84,807,939.60	10.01	6.798213	712.9	68.22	79.55	2.551	12.095	55
400,000.01 - 500,000.00	338	153,600,233.38	18.13	6.980503	706.0	69.34	77.20	2.553	12.220	66
500,000.01 - 600,000.00	224	122,539,259.59	14.46	7.041510	709.9	69.11	77.87	2.654	12.221	64
600,000.01 - 700,000.00	134	86,509,202.27	10.21	7.160365	707.8	68.32	75.99	2.610	12.287	69
700,000.01 - 800,000.00	65	49,075,492.41	5.79	7.146882	710.5	67.34	73.83	2.810	12.379	63
800,000.01 - 900,000.00	51	43,661,125.75	5.15	7.367795	706.6	68.53	74.91	2.565	12.661	63
900,000.01 - 1,000,000.00	59	57,055,725.63	6.73	7.143145	706.6	66.77	72.53	2.609	12.416	63
1,000,000.01 - 1,100,000.00	17	18,073,868.98	2.13	7.430762	723.4	62.78	67.62	2.250	12.431	72
1,100,000.01 - 1,200,000.00	9	10,335,849.99	1.22	7.238789	706.2	65.45	68.21	2.390	11.998	63
1,200,000.01 - 1,300,000.00	15	19,076,297.54	2.25	7.248659	714.8	65.25	68.91	2.443	12.518	63
1,300,000.01 - 1,400,000.00	9	12,111,437.00	1.43	7.552547	723.8	66.36	69.11	2.305	12.553	69
1,400,000.01 - 1,500,000.00	7	10,242,500.00	1.21	7.251861	731.8	62.28	62.97	2.357	12.538	66
1,500,000.01 - 2,000,000.00	28	49,506,888.98	5.84	7.353236	707.6	65.63	69.80	2.408	12.597	67
2,000,000.01 - 2,500,000.00	7	16,247,000.00	1.92	7.369445	691.2	58.91	60.91	2.356	12.511	68
2,500,000.01 - 3,000,000.00	1	2,799,000.00	0.33	6.875000	670.0	79.97	79.97	2.500	11.875	80
Total	1,743	$847,214,684.62	100.00%	7.080601%	709.0	67.73%	75.58%	2.583%	12.306%	63

(1)As of the Cut-off Date, the average Original Principal Balance of the Mortgage Loans in Pool 1B is expected to be approximately $486,882.

Cut-off Date Stated Principal Balance(1)-Pool 1B

Range of Cut-Off Date Stated Principal Balances ($)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
0.01 - 100,000.00	14	$1,147,538.58	0.14%	7.225303%	724.0	67.47%	74.40%	2.838%	12.568%	57
100,000.01 - 200,000.00	227	36,394,136.24	4.30	6.994178	708.5	67.41	78.74	2.723	12.263	56
200,000.01 - 300,000.00	297	74,486,209.91	8.79	6.871342	709.1	67.59	80.09	2.690	12.218	54
300,000.01 - 400,000.00	243	84,676,065.25	9.99	6.798093	712.8	68.22	79.57	2.551	12.094	55
400,000.01 - 500,000.00	338	153,600,233.38	18.13	6.980503	706.0	69.34	77.20	2.553	12.220	66
500,000.01 - 600,000.00	223	122,796,166.94	14.49	7.041153	710.0	69.16	77.89	2.653	12.220	64
600,000.01 - 700,000.00	133	85,929,148.04	10.14	7.163135	707.6	68.25	75.96	2.613	12.291	69
700,000.01 - 800,000.00	65	49,075,492.41	5.79	7.146882	710.5	67.34	73.83	2.810	12.379	63
800,000.01 - 900,000.00	51	43,661,125.75	5.15	7.367795	706.6	68.53	74.91	2.565	12.661	63
900,000.01 - 1,000,000.00	59	57,055,725.63	6.73	7.143145	706.6	66.77	72.53	2.609	12.416	63
1,000,000.01 - 1,100,000.00	17	18,073,868.98	2.13	7.430762	723.4	62.78	67.62	2.250	12.431	72
1,100,000.01 - 1,200,000.00	9	10,335,849.99	1.22	7.238789	706.2	65.45	68.21	2.390	11.998	63
1,200,000.01 - 1,300,000.00	15	19,076,297.54	2.25	7.248659	714.8	65.25	68.91	2.443	12.518	63
1,300,000.01 - 1,400,000.00	9	12,111,437.00	1.43	7.552547	723.8	66.36	69.11	2.305	12.553	69
1,400,000.01 - 1,500,000.00	7	10,242,500.00	1.21	7.251861	731.8	62.28	62.97	2.357	12.538	66
1,500,000.01 - 2,000,000.00	28	49,506,888.98	5.84	7.353236	707.6	65.63	69.80	2.408	12.597	67
2,000,000.01 - 2,500,000.00	7	16,247,000.00	1.92	7.369445	691.2	58.91	60.91	2.356	12.511	68
2,500,000.01 - 3,000,000.00	1	2,799,000.00	0.33	6.875000	670.0	79.97	79.97	2.500	11.875	80
Total	1,743	$847,214,684.62	100.00%	7.080601%	709.0	67.73%	75.58%	2.583%	12.306%	63

(1)As of the Cut-off Date, the average Stated Principal Balance of the Mortgage Loans in Pool 1B is expected to be approximately $486,066.

Current Mortgage Rates(1)-Pool 1B

Range of Current Mortgage Rates (%)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
4.501 - 5.000	2	$1,020,936.67	0.12%	4.886394%	713.0	65.00%	79.99%	2.250%	9.886%	46
5.001 - 5.500	11	5,027,779.77	0.59	5.373220	704.0	65.00	79.70	2.250	10.373	74
5.501 - 6.000	62	25,170,125.99	2.97	5.852428	718.9	65.88	79.59	2.277	10.912	64
6.001 - 6.500	296	114,622,850.72	13.53	6.386881	720.9	65.79	77.36	2.389	11.634	63
6.501 - 7.000	700	323,525,089.68	38.19	6.808170	705.3	68.15	75.18	2.445	12.074	64
7.001 - 7.500	345	183,867,062.56	21.70	7.324469	708.9	67.85	74.93	2.655	12.523	63
7.501 - 8.000	238	145,436,887.87	17.17	7.795056	706.1	68.63	74.50	2.659	13.017	62
8.001 - 8.500	74	43,313,223.94	5.11	8.242866	709.9	67.37	76.28	3.709	13.287	61
8.501 - 9.000	8	2,906,400.73	0.34	8.823171	703.8	66.33	84.68	3.302	14.497	60
9.001 - 9.500	6	1,884,161.96	0.22	9.260775	693.9	74.40	83.34	3.334	15.074	48
9.501 - 10.000	1	440,164.73	0.05	9.650000	802.0	79.97	79.97	2.875	15.650	20
Total	1,743	$847,214,684.62	100.00%	7.080601%	709.0	67.73%	75.58%	2.583%	12.306%	63

(1)As of the Cut-off Date, the weighted average Current Mortgage Rate of the Mortgage Loans in Pool 1B is expected to be approximately 7.081%.

Original Term (Months)-Pool 1B

Original Term (Months)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
360	1,740	$846,489,770.38	99.91%	7.079445%	709.0	67.73%	75.56%	2.582%	12.304%	63
480	3	724,914.24	0.09	8.431039	667.4	72.55	90.57	3.551	14.431	58
Total	1,743	$847,214,684.62	100.00%	7.080601%	709.0	67.73%	75.58%	2.583%	12.306%	63

Remaining Term to Maturity(1)-Pool 1B

Range of Remaining Term (Months)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
336 - 340	1	$581,033.11	0.07%	6.875000%	766.0	65.00%	74.99%	2.250%	12.875%	16
341 - 345	4	2,003,055.69	0.24	6.845827	764.9	65.30	67.42	2.900	11.987	38
346 - 350	25	10,209,231.26	1.21	7.078840	714.6	69.70	73.16	2.328	12.451	57
351 - 355	469	163,635,306.90	19.31	6.973691	709.6	67.49	77.17	2.376	12.313	55
356 - 360	1,241	670,061,143.42	79.09	7.106156	708.6	67.77	75.23	2.636	12.300	65
476 - 480	3	724,914.24	0.09	8.431039	667.4	72.55	90.57	3.551	14.431	58
Total	1,743	$847,214,684.62	100.00%	7.080601%	709.0	67.73%	75.58%	2.583%	12.306%	63

(1)As of the Cut-off Date, the weighted average Remaining Term to Maturity of the Mortgage Loans in Pool 1B is expected to be approximately 357 months.

Age-Pool 1B

Age (Months)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
0	14	$9,134,550.00	1.08%	7.035176%	734.7	64.89%	71.02%	2.285%	12.035%	79
1	155	109,594,842.45	12.94	7.052412	713.8	66.87	73.09	2.303	12.057	79
2	342	191,209,783.12	22.57	7.186381	708.4	67.46	75.36	2.673	12.339	64
3	434	221,010,777.13	26.09	7.237642	705.1	68.07	75.03	2.871	12.496	62
4	299	139,836,104.96	16.51	6.842269	708.4	68.62	77.41	2.501	12.155	60
5	122	53,329,196.52	6.29	7.080620	712.8	67.35	75.50	2.394	12.429	60
6	126	40,980,637.29	4.84	6.839561	706.3	66.52	77.44	2.437	12.186	50
7	123	37,010,200.54	4.37	6.961406	703.6	67.83	78.30	2.350	12.323	51
8	70	22,341,143.86	2.64	6.916172	710.1	69.64	79.76	2.294	12.234	52
9	28	9,974,128.69	1.18	7.127483	727.4	66.20	75.03	2.303	12.350	65
10	8	3,139,072.94	0.37	7.195109	702.6	71.41	71.41	2.308	12.824	41
11	6	3,067,813.58	0.36	6.944222	729.5	70.43	72.91	2.390	11.988	61
12	5	1,882,833.52	0.22	7.251156	728.0	65.68	72.64	2.250	12.587	62
13	3	689,561.22	0.08	7.808520	712.5	67.07	78.97	2.379	13.015	40
14	3	1,429,950.00	0.17	6.533651	693.6	70.91	75.46	2.319	12.170	84
15	1	302,948.15	0.04	7.875000	773.0	80.00	80.00	2.250	12.875	45
17	3	1,700,107.54	0.20	6.662435	763.4	62.68	65.17	3.015	11.829	37
20	1	581,033.11	0.07	6.875000	766.0	65.00	74.99	2.250	12.875	16
Total	1,743	$847,214,684.62	100.00%	7.080601%	709.0	67.73%	75.58%	2.583%	12.306%	63

Credit Score (1)-Pool 1B

Range of Credit Score	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
Not Applicable	5	$1,020,214.71	0.12%	8.544324%	N/A	77.92%	77.92%	2.505%	13.961%	39
601 - 620	5	1,857,250.00	0.22	7.211143	620.0	67.26	70.82	2.563	12.742	57
621 - 640	65	32,339,367.42	3.82	7.312366	631.8	71.45	74.28	2.827	12.730	56
641 - 660	98	47,431,284.05	5.60	7.133477	651.9	73.23	76.16	2.604	12.431	62
661 - 680	277	138,545,840.83	16.35	7.063152	671.5	67.21	74.77	2.574	12.337	62
681 - 700	362	168,194,016.43	19.85	7.105967	689.6	67.14	75.82	2.564	12.374	63
701 - 720	305	152,238,126.73	17.97	7.043554	709.7	67.06	75.13	2.526	12.243	64
721 - 740	219	111,304,754.27	13.14	7.077637	730.2	68.05	77.11	2.577	12.255	65
741 - 760	164	77,376,750.57	9.13	7.011661	750.1	68.24	77.50	2.617	12.184	64
761 - 780	140	73,271,151.04	8.65	7.142853	769.8	65.47	73.72	2.691	12.231	63
781 - 800	75	31,298,433.75	3.69	6.860672	788.5	66.58	74.49	2.402	12.036	66
801 - 820	26	11,031,244.82	1.30	6.982613	807.2	67.74	76.23	2.643	12.210	62
821 - 840	1	656,250.00	0.08	8.000000	826.0	75.00	75.00	2.250	14.000	57
841 - 860	1	650,000.00	0.08	7.875000	850.0	78.79	78.79	2.250	12.875	57
Total	1,743	$847,214,684.62	100.00%	7.080601%	709.0	67.73%	75.58%	2.583%	12.306%	63

As of the Cut-off Date, the weighted average non-zero Credit Score of the Mortgage Loans in Pool 1B is expected to be approximately 709. See "Description of the Mortgage Pools - The Mortgage Loans" herein.

Original Loan-To-Value Ratios(1)-Pool 1B

Range of Original Loan-To-Value Ratios (%)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
10.01 - 20.00	2	$1,998,569.31	0.24%	7.094354%	772.5	16.25%	16.25%	2.438%	12.094%	70
20.01 - 30.00	2	525,000.00	0.06	6.761905	784.3	26.48	26.48	2.250	11.762	80
30.01 - 40.00	7	4,904,664.08	0.58	6.924494	716.0	35.44	35.44	2.267	11.951	81
40.01 - 50.00	14	12,579,731.44	1.48	6.798067	729.1	46.82	46.82	2.279	11.701	76
50.01 - 60.00	30	29,785,651.26	3.52	7.492293	694.5	57.50	57.50	2.348	12.786	63
60.01 - 70.00	205	139,333,789.09	16.45	7.218947	700.9	65.84	67.57	2.541	12.430	63
70.01 - 75.00	224	132,706,674.01	15.66	7.301426	710.0	69.25	74.37	2.563	12.473	69
75.01 - 80.00	1,186	500,609,021.47	59.09	6.950282	710.9	69.68	79.83	2.610	12.196	61
80.01 - 85.00	4	1,539,372.88	0.18	7.448842	718.8	69.01	84.39	3.818	12.604	67
85.01 - 90.00	43	15,892,265.90	1.88	7.286822	710.5	64.25	89.25	2.579	12.484	66
90.01 - 95.00	15	4,264,233.71	0.50	7.981381	710.6	64.58	95.00	3.544	13.323	68
95.01 - 100.00	11	3,075,711.47	0.36	7.460829	708.4	69.61	100.00	3.176	13.383	56
Total	1,743	$847,214,684.62	100.00%	7.080601%	709.0	67.73%	75.58%	2.583%	12.306%	63

(1)As of the Cut-off Date, the weighted average Original Loan-to-Value Ratio of the Mortgage Loans in Pool 1B is expected to be approximately 75.58%.

Original Effective LTV(1)-Pool 1B

Range of Original Effective Loan-To-Value Ratios (%)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
10.01 - 20.00	2	$1,998,569.31	0.24%	7.094354%	772.5	16.25%	16.25%	2.438%	12.094%	70
20.01 - 30.00	2	525,000.00	0.06	6.761905	784.3	26.48	26.48	2.250	11.762	80
30.01 - 40.00	7	4,904,664.08	0.58	6.924494	716.0	35.44	35.44	2.267	11.951	81
40.01 - 50.00	14	12,579,731.44	1.48	6.798067	729.1	46.82	46.82	2.279	11.701	76
50.01 - 60.00	31	30,139,751.26	3.56	7.492384	693.9	57.53	57.94	2.353	12.782	63
60.01 - 70.00	1,243	576,247,526.83	68.02	7.030211	711.2	65.21	76.70	2.626	12.253	61
70.01 - 75.00	114	62,211,775.25	7.34	7.249881	706.7	74.17	74.34	2.507	12.463	72
75.01 - 80.00	330	158,607,666.45	18.72	7.147148	702.0	79.76	79.76	2.539	12.405	64
Total	1,743	$847,214,684.62	100.00%	7.080601%	709.0	67.73%	75.58%	2.583%	12.306%	63

(1)As of the Cut-off Date, the weighted average Original Effective Loan-to-Value of the Mortgage Loans in Pool 1B is expected to be approximately 67.73%.

Original Combined Loan-To-Value Ratios(1)-Pool 1B

Range of Original Combined Loan-To-Value Ratios (%)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
10.01 - 20.00	1	$498,569.31	0.06%	6.250000%	771.0	12.05%	12.05%	2.250%	11.250%	31
20.01 - 30.00	2	1,525,000.00	0.18	7.368852	773.6	17.85	17.85	2.496	12.369	82
30.01 - 40.00	6	3,910,500.00	0.46	6.937076	695.9	34.33	34.33	2.271	11.970	86
40.01 - 50.00	13	11,873,895.52	1.40	6.799811	730.5	46.05	46.05	2.280	11.697	74
50.01 - 60.00	20	14,797,651.26	1.75	7.103540	710.8	55.27	55.27	2.425	12.429	66
60.01 - 70.00	81	56,361,814.21	6.65	7.181141	695.2	65.77	65.77	2.560	12.475	64
70.01 - 75.00	88	54,302,106.15	6.41	7.285520	707.4	71.47	71.47	2.461	12.496	69
75.01 - 80.00	238	135,617,835.53	16.01	7.100432	708.6	77.64	77.64	2.480	12.364	66
80.01 - 85.00	45	33,835,946.84	3.99	7.066814	695.6	65.35	74.64	2.465	12.172	67
85.01 - 90.00	209	124,345,880.46	14.68	7.082231	703.9	65.17	77.21	2.531	12.289	67
90.01 - 95.00	182	96,223,996.86	11.36	7.233654	710.9	67.59	77.15	2.517	12.395	66
95.01 - 100.00	858	313,921,488.48	37.05	6.983709	713.7	66.63	79.10	2.730	12.233	57
Total	1,743	$847,214,684.62	100.00%	7.080601%	709.0	67.73%	75.58%	2.583%	12.306%	63

(1) Although all of the Mortgage Loans are secured by first liens, this table sets forth the Original Combined Loan-to-Value Ratios of all the Mortgage Loans. The “Original Combined Loan-to-Value Ratio” of any Mortgage Loan will not reflect the presence or amount of any second lien mortgage loan secured by the same mortgaged property if the related originator does not have sufficient information to provide the relevant second lien mortgage loan information. Such information may not be available if, for example, the related second lien mortgage loan was made by a party other than the applicable originator or the related Mortgage Loan is a refinancing of an existing mortgage loan. In this table, the Original Loan-to-Value Ratio is used for any mortgage loan for which there is no information related to a second lien Mortgage Loan. As of the Cut-off Date, the weighted average Combined Loan-to-Value Ratio of the Mortgage Loans in Pool 1B is expected to be approximately 87.96%.

Occupancy Type(1)-Pool 1B

Occupancy Type	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
Primary	1,520	$711,970,968.62	84.04%	7.019901%	707.0	67.74%	76.60%	2.609%	12.254%	62
Investment	128	78,178,451.78	9.23	7.470035	713.0	68.30	70.41	2.457	12.749	66
Secondary	95	57,065,264.22	6.74	7.304399	728.1	66.81	69.89	2.429	12.345	71
Total	1,743	$847,214,684.62	100.00%	7.080601%	709.0	67.73%	75.58%	2.583%	12.306%	63

(1)Based upon representations of the related borrowers at the time of origination.

Property Type-Pool 1B

Property Type	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
Single Family	950	$496,428,220.60	58.60%	7.067858%	708.3	67.26%	74.99%	2.571%	12.309%	62
Planned Unit Development	419	200,911,370.56	23.71	7.067589	705.8	67.93	76.24	2.634	12.286	62
Condominium	296	114,942,288.57	13.57	7.072212	714.9	68.87	77.62	2.595	12.258	66
2-4 Family	28	20,640,999.82	2.44	7.164379	707.6	66.91	71.96	2.507	12.403	71
Condotel	49	13,691,930.07	1.62	7.648347	737.7	72.90	74.97	2.293	12.690	69
Co-operative Unit	1	599,875.00	0.07	7.750000	631.0	80.00	80.00	2.250	12.750	81
Total	1,743	$847,214,684.62	100.00%	7.080601%	709.0	67.73%	75.58%	2.583%	12.306%	63

Loan Purpose-Pool 1B

Loan Purpose	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
Purchase	1,306	$547,816,838.73	64.66%	7.088127%	714.3	67.94%	77.84%	2.622%	12.305%	61
Cash-out	269	193,468,424.97	22.84	7.191737	698.8	66.96	69.27	2.555	12.474	65
Rate / Term Refi	168	105,929,420.92	12.50	6.838702	700.4	68.08	75.42	2.435	11.998	69
Total	1,743	$847,214,684.62	100.00%	7.080601%	709.0	67.73%	75.58%	2.583%	12.306%	63

Loan Documentation-Pool 1B

Loan Documentation	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
Full Asset/Stated Income	312	$150,209,246.83	17.73%	7.084543%	710.5	67.56%	76.31%	2.695%	12.320%	60
No Ratio	269	144,560,808.89	17.06	7.351848	707.7	68.85	75.72	2.724	12.701	61
Full	305	135,829,397.50	16.03	6.780511	706.0	68.96	76.79	2.465	11.980	66
No Income Verified Asset	174	122,392,758.54	14.45	7.205508	704.9	67.59	74.05	2.414	12.303	69
No Documentation	166	79,930,111.07	9.43	7.436708	710.0	66.08	72.56	2.857	12.751	60
Stated Documentation	249	78,980,307.72	9.32	6.743330	715.4	67.25	79.42	2.253	12.041	49
Stated Income/Stated Asset	134	66,249,818.48	7.82	7.057679	708.4	66.43	73.51	2.881	12.183	68
Reduced	60	41,401,810.49	4.89	6.875012	716.4	66.66	73.47	2.265	11.887	82
No Income Verifier	47	14,971,432.27	1.77	6.877688	703.7	68.24	76.44	2.540	12.397	60
Simply Signature	13	6,126,749.13	0.72	7.058196	731.1	68.63	79.88	2.250	12.058	51
No Income/No Assets Verifier	7	3,197,436.67	0.38	7.005959	723.2	66.91	77.00	2.752	12.006	68
Alternative	3	2,122,000.00	0.25	6.084708	670.9	71.18	77.66	2.250	11.085	83
Asset Verification	1	541,064.00	0.06	6.750000	683.0	65.00	80.00	2.750	12.750	28
Preferred	1	456,000.00	0.05	6.125000	737.0	65.00	76.00	2.250	11.125	84
Income	1	142,391.03	0.02	7.250000	754.0	65.00	80.00	2.250	12.250	57
Limited	1	103,352.00	0.01	7.000000	689.0	65.00	80.00	2.750	12.000	83
Total	1,743	$847,214,684.62	100.00%	7.080601%	709.0	67.73%	75.58%	2.583%	12.306%	63

Lien-Pool 1B

Lien position	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
First	1,743	$847,214,684.62	100.00%	7.080601%	709.0	67.73%	75.58%	2.583%	12.306%	63
Total	1,743	$847,214,684.62	100.00%	7.080601%	709.0	67.73%	75.58%	2.583%	12.306%	63

Geographic Distribution of Mortgaged Properties(1)-Pool 1B

State	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
California	694	$360,043,075.97	42.50%	6.865927%	707.4	67.90%	76.92%	2.450%	12.168%	63
Florida	255	130,197,665.07	15.37	7.418940	714.7	67.11	74.88	2.897	12.536	65
Arizona	94	38,794,712.37	4.58	7.125757	702.1	70.37	76.79	2.702	12.300	60
New Jersey	64	29,510,234.78	3.48	7.072473	714.7	69.71	74.14	2.545	12.170	65
Virginia	56	27,852,071.14	3.29	7.122614	710.4	71.07	78.19	2.724	12.302	59
Nevada	71	26,479,168.45	3.13	7.009312	704.7	67.83	75.24	2.333	12.314	61
Washington	60	23,054,500.08	2.72	6.773992	714.2	68.31	77.99	2.594	11.977	62
New York	32	22,050,607.05	2.60	7.464587	709.6	62.55	66.45	2.573	12.476	67
South Carolina	23	20,796,491.17	2.45	7.525831	713.0	66.03	71.02	2.440	12.809	70
Illinois	45	16,732,863.22	1.98	7.335979	717.9	68.10	76.32	2.869	12.352	65
Colorado	30	14,590,646.50	1.72	7.317693	710.5	66.45	75.34	2.429	12.458	60
Massachusetts	19	13,993,676.80	1.65	7.374334	692.4	60.58	63.17	2.282	12.617	71
Georgia	38	13,349,832.73	1.58	7.100404	716.6	69.46	78.15	2.899	12.200	67
North Carolina	22	12,834,923.49	1.51	7.237696	692.8	66.59	73.70	2.927	12.513	60
Oregon	39	11,891,987.73	1.40	7.022251	703.5	68.74	77.52	2.637	12.430	58
Maryland	28	11,143,644.43	1.32	7.290348	694.5	69.46	78.03	2.701	12.593	65
Utah	19	9,745,229.65	1.15	7.333570	715.2	69.43	74.90	2.264	12.429	57
Texas	20	8,680,302.01	1.02	7.273034	701.8	65.28	74.33	2.361	12.358	71
Michigan	22	7,431,895.46	0.88	7.112982	699.6	70.42	77.02	2.678	12.191	65
Pennsylvania	21	7,224,208.35	0.85	6.899999	724.4	64.67	75.16	2.624	12.166	68
Hawaii	11	4,444,849.55	0.52	7.354296	695.2	66.47	69.90	2.354	12.887	48
Minnesota	8	4,189,061.68	0.49	7.674408	717.9	65.89	76.56	3.864	13.166	53
Connecticut	6	3,947,472.23	0.47	7.422509	688.5	67.10	70.86	2.595	12.508	54
District of Columbia	6	3,119,849.13	0.37	6.997923	692.2	69.98	75.25	3.069	11.998	60
Alabama	6	3,106,331.63	0.37	6.875107	707.9	68.65	70.61	2.250	12.062	45
Ohio	9	2,918,027.71	0.34	6.878554	730.0	65.10	68.16	2.278	12.018	74
Missouri	3	1,854,500.00	0.22	6.775532	743.6	71.28	82.05	2.250	12.233	53
Indiana	7	1,842,033.25	0.22	7.501546	717.4	66.68	82.88	3.391	12.879	67
West Virginia	3	1,781,450.00	0.21	7.321592	674.3	67.51	72.16	2.718	12.322	66
Idaho	4	1,613,260.00	0.19	7.217996	689.0	73.25	77.28	2.250	12.218	67
New Mexico	5	1,584,755.76	0.19	7.633962	709.4	76.31	79.99	2.493	13.023	52
Tennessee	5	1,577,682.04	0.19	6.516277	735.9	70.03	74.33	2.250	11.706	66
Wisconsin	3	1,523,795.18	0.18	7.040691	757.1	53.45	53.45	2.459	12.388	60
Maine	2	1,456,181.15	0.17	7.250000	739.2	56.27	56.27	3.111	12.937	57
New Hampshire	3	1,451,813.79	0.17	6.925636	717.1	65.00	80.00	2.250	11.926	78
Delaware	2	1,045,316.15	0.12	6.898495	734.7	80.00	80.00	2.250	11.898	71
Rhode Island	2	933,425.18	0.11	6.812592	755.3	65.00	82.32	3.527	11.813	57
Kansas	2	787,650.80	0.09	6.844569	624.3	80.00	80.00	2.535	11.996	106
Wyoming	1	710,600.00	0.08	6.125000	785.0	44.97	44.97	2.250	11.125	35
Arkansas	1	452,000.00	0.05	7.125000	704.0	80.00	80.00	2.250	12.125	57
Oklahoma	1	336,511.06	0.04	6.750000	797.0	65.00	80.00	2.250	12.750	58
Mississippi	1	140,381.88	0.02	6.875000	687.0	65.00	95.00	5.000	11.875	58
Total	1,743	$847,214,684.62	100.00%	7.080601%	709.0	67.73%	75.58%	2.583%	12.306%	63

(1)As of the Cut off Date, no more than approximately 0.81% of the Pool 1B Mortgage Loans will be secured by Mortgaged Properties in any one postal zip code area.

Original Prepayment Penalty Term-Pool 1B

Original Prepayment Penalty Term (Months)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
0	1,389	$724,479,012.86	85.51%	7.104966%	708.9	67.87%	74.99%	2.547%	12.311%	65
6	3	879,200.00	0.10	6.497498	686.6	65.00	80.00	3.000	12.497	57
12	86	33,378,322.08	3.94	6.916789	710.1	67.93	79.19	2.700	12.185	56
24	48	18,596,104.04	2.19	7.537879	714.4	65.43	78.25	4.357	12.560	57
36	210	66,808,655.65	7.89	6.800563	709.0	66.82	79.23	2.383	12.261	52
60	7	3,073,389.99	0.36	6.603612	692.3	67.09	77.37	3.273	11.604	69
Total	1,743	$847,214,684.62	100.00%	7.080601%	709.0	67.73%	75.58%	2.583%	12.306%	63

Prepayment Penalty Remaining Term-Pool 1B

Prepayment Penalty Remaining Term (Months)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
less than 1	1,389	$724,479,012.86	85.51%	7.104966%	708.9	67.87%	74.99%	2.547%	12.311%	65
1 - 5	28	8,535,484.41	1.01	6.699537	707.2	65.39	79.78	2.347	12.194	44
6 - 10	50	19,009,387.67	2.24	6.975188	713.2	67.19	79.25	3.032	12.269	52
11 - 15	11	6,712,650.00	0.79	6.972743	702.1	72.89	78.37	2.250	11.973	83
16 - 20	9	3,631,014.37	0.43	7.335189	693.4	66.23	77.59	3.569	12.448	58
21 - 25	39	14,965,089.67	1.77	7.587058	719.5	65.24	78.41	4.548	12.587	57
26 - 30	127	31,534,385.01	3.72	6.695984	718.4	66.16	79.99	2.272	12.035	46
31 - 35	83	35,274,270.64	4.16	6.894054	700.7	67.40	78.55	2.482	12.462	58
56 - 60	7	3,073,389.99	0.36	6.603612	692.3	67.09	77.37	3.273	11.604	69
Total	1,743	$847,214,684.62	100.00%	7.080601%	709.0	67.73%	75.58%	2.583%	12.306%	63

Seller-Pool 1B

Seller	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
American Home Mortgage	323	$148,675,705.59	17.55%	7.555783%	710.6	66.80%	75.30%	3.473%	12.597%	57
Chase Mortgage	963	521,332,631.53	61.53	7.040671	707.2	68.11	74.87	2.420	12.324	65
Countrywide Home Loans	78	52,842,549.69	6.24	6.838299	715.1	67.54	73.75	2.256	11.858	81
CTX	5	2,121,496.82	0.25	6.506416	685.7	68.11	80.00	2.250	11.506	75
Flagstar	1	261,250.00	0.03	6.125000	672.0	65.00	79.98	2.625	11.125	46
Greenpoint	243	78,453,771.57	9.26	6.708654	715.0	66.37	79.48	2.254	12.017	49
Market Street	15	2,728,086.05	0.32	7.120443	722.7	66.89	78.99	2.250	12.120	53
National City	23	12,955,660.02	1.53	6.938584	711.3	66.66	80.30	2.690	12.031	59
NetBank	1	649,693.16	0.08	6.875000	683.0	65.00	77.11	2.750	11.875	77
Ohio Savings Bank	26	7,790,175.08	0.92	6.761826	718.3	66.68	78.37	2.727	12.716	76
PHH Mortgage	8	5,063,200.00	0.60	6.791182	666.3	70.32	80.39	2.250	11.791	83
Weichert	48	11,947,805.51	1.41	7.103801	717.6	74.29	80.76	2.311	12.320	53
Wells Fargo	9	2,392,659.60	0.28	6.728460	680.9	65.00	80.00	2.575	11.955	69
Total	1,743	$847,214,684.62	100.00%	7.080601%	709.0	67.73%	75.58%	2.583%	12.306%	63

Primary Servicer-Pool 1B

Primary Servicer	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
Chase Mortgage	1,625	$773,960,615.31	91.35%	7.102504%	708.9	67.75%	75.58%	2.606%	12.345%	62
Countrywide Home Loans	78	52,842,549.69	6.24	6.838299	715.1	67.54	73.75	2.256	11.858	81
National City	23	12,955,660.02	1.53	6.938584	711.3	66.66	80.30	2.690	12.031	59
PHH	8	5,063,200.00	0.60	6.791182	666.3	70.32	80.39	2.250	11.791	83
Wells Fargo Home Mortgage	9	2,392,659.60	0.28	6.728460	680.9	65.00	80.00	2.575	11.955	69
Total	1,743	$847,214,684.62	100.00%	7.080601%	709.0	67.73%	75.58%	2.583%	12.306%	63

PMI Coverage-Pool 1B

PMI Coverage	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
0	1,670	$822,443,100.66	97.08%	7.069835%	708.9	67.81%	75.10%	2.574%	12.292%	63
12	2	888,462.00	0.10	7.411797	696.7	71.94	83.94	2.951	12.680	75
20	2	650,910.88	0.08	7.499406	748.9	65.00	85.00	5.000	12.499	56
25	43	15,892,265.90	1.88	7.286822	710.5	64.25	89.25	2.579	12.484	66
30	24	6,747,845.18	0.80	7.786350	712.1	67.10	97.10	3.428	13.423	62
35	2	592,100.00	0.07	7.500000	682.6	62.01	97.01	2.951	12.500	72
Total	1,743	$847,214,684.62	100.00%	7.080601%	709.0	67.73%	75.58%	2.583%	12.306%	63

PMI Company-Pool 1B

PMI Company	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
CMAC	1	$263,200.00	0.03%	7.500000%	692.0	64.98%	89.98%	2.500%	13.500%	51
GE	19	7,072,430.60	0.83	7.388821	710.8	64.10	89.70	3.077	12.598	61
MGIC	9	3,453,085.39	0.41	7.379424	714.3	64.14	89.84	2.250	12.379	68
NO	1,670	822,443,100.66	97.08	7.069835	708.9	67.81	75.10	2.574	12.292	63
PMI	25	6,900,586.51	0.81	7.758565	713.9	67.27	95.28	3.122	13.535	61
RDN	7	2,776,644.47	0.33	7.340435	715.8	63.70	90.93	3.077	12.340	69
UGI	12	4,305,636.99	0.51	7.111458	700.6	65.90	88.87	2.662	12.244	75
Total	1,743	$847,214,684.62	100.00%	7.080601%	709.0	67.73%	75.58%	2.583%	12.306%	63

PMI Coverage (by Underwriter)-Pool 1B

PMI Coverage (by Underwriter)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
0	687	$381,718,077.34	45.06%	7.194726%	703.0	71.06%	72.75%	2.525%	12.444%	65
1	2	1,433,459.66	0.17	6.310986	690.9	65.00	66.04	4.168	12.009	45
2	3	1,658,000.00	0.20	7.307901	690.4	65.00	66.95	3.524	12.845	57
3	4	2,224,500.00	0.26	7.272646	711.0	65.00	68.05	2.250	12.496	76
4	4	3,654,974.63	0.43	7.187417	700.5	65.00	69.07	2.739	12.461	71
5	77	44,146,617.21	5.21	7.380743	710.3	65.00	70.00	2.479	12.389	65
6	4	2,701,500.00	0.32	6.966246	715.3	65.00	71.00	2.250	12.094	64
7	3	3,244,257.59	0.38	8.150132	728.4	65.00	71.75	3.282	13.150	61
8	2	1,655,000.00	0.20	7.078172	699.3	65.00	72.78	2.250	12.078	81
9	5	3,662,000.00	0.43	6.925382	702.5	65.00	74.03	2.327	12.297	66
10	97	59,679,943.17	7.04	7.349413	712.7	65.00	74.99	2.628	12.484	67
11	4	2,606,000.00	0.31	6.734171	689.3	65.00	76.21	2.250	11.734	78
12	11	6,896,466.65	0.81	6.805104	717.9	65.00	76.90	2.406	12.095	72
13	4	2,962,341.00	0.35	7.234540	741.4	65.00	77.84	2.250	12.235	64
14	14	7,091,958.53	0.84	6.596539	702.6	65.00	78.94	2.337	11.794	72
15	822	321,879,588.84	37.99	6.863885	715.2	65.00	80.00	2.662	12.108	59
Total	1,743	$847,214,684.62	100.00%	7.080601%	709.0	67.73%	75.58%	2.583%	12.306%	63

PMI Company (by Underwriter)-Pool 1B

PMI Company (by Underwriter)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
NA	687	$381,718,077.34	45.06%	7.194726%	703.0	71.06%	72.75%	2.525%	12.444%	65
UGI	1,056	465,496,607.28	54.94	6.987016	713.9	65.00	77.89	2.631	12.192	61
Total	1,743	$847,214,684.62	100.00%	7.080601%	709.0	67.73%	75.58%	2.583%	12.306%	63

Interest Only-Pool 1B

Interest Only	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
Interest-Only	1,606	$794,659,490.54	93.80%	7.069090%	708.5	67.66%	75.46%	2.565%	12.291%	63
Non-IO	137	52,555,194.08	6.20	7.254653	716.5	68.74	77.37	2.850	12.526	63
Total	1,743	$847,214,684.62	100.00%	7.080601%	709.0	67.73%	75.58%	2.583%	12.306%	63

IO term (orig)-Pool 1B

Original Interest-Only Term (Months)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
0	137	$52,555,194.08	6.20%	7.254653%	716.5	68.74%	77.37%	2.850%	12.526%	63
36	1	581,033.11	0.07	6.875000	766.0	65.00	74.99	2.250	12.875	16
60	18	6,607,715.75	0.78	6.579040	718.2	65.37	76.09	2.512	11.873	53
84	13	8,559,286.80	1.01	6.700725	694.6	62.62	67.77	2.314	11.701	80
120	1,574	778,911,454.88	91.94	7.077440	708.5	67.74	75.54	2.569	12.301	63
Total	1,743	$847,214,684.62	100.00%	7.080601%	709.0	67.73%	75.58%	2.583%	12.306%	63

Remaining Interest-Only Term-Pool 1B

Remaining Interest-Only Term (Months)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
0	137	$52,555,194.08	6.20%	7.254653%	716.5	68.74%	77.37%	2.850%	12.526%	63
16	1	581,033.11	0.07	6.875000	766.0	65.00	74.99	2.250	12.875	16
43	2	1,417,250.00	0.17	6.625000	769.1	62.22	62.22	2.250	11.625	43
52	1	353,654.04	0.04	6.750000	665.0	65.00	79.77	2.250	11.750	52
53	2	661,186.92	0.08	6.803394	740.1	65.00	80.00	2.250	12.803	53
54	4	1,002,836.79	0.12	6.468266	704.4	65.00	80.00	2.250	12.468	54
55	2	526,350.00	0.06	6.664886	723.0	65.00	79.99	3.074	11.665	55
56	4	1,689,000.00	0.20	6.640401	696.0	68.80	79.67	2.567	11.640	56
57	2	680,000.00	0.08	6.152941	708.0	65.00	80.00	2.250	11.153	57
58	1	277,438.00	0.03	6.500000	674.0	65.00	80.00	5.000	12.500	58
76	1	1,949,999.99	0.23	6.625000	685.0	78.95	78.95	2.250	11.625	76
80	3	1,060,034.81	0.13	6.621238	712.3	73.21	80.00	2.312	11.621	80
81	2	808,000.00	0.10	6.934406	672.8	65.00	80.00	2.559	11.934	81
82	4	3,571,900.00	0.42	6.764040	698.4	48.23	54.72	2.300	11.764	82
83	3	1,169,352.00	0.14	6.544192	698.0	68.11	69.43	2.294	11.544	83
103	1	282,857.54	0.03	6.850000	735.0	65.00	80.00	6.850	12.850	7
105	1	302,948.15	0.04	7.875000	773.0	80.00	80.00	2.250	12.875	45
106	3	1,429,950.00	0.17	6.533651	693.6	70.91	75.46	2.319	12.170	84
107	2	543,056.86	0.06	7.959196	720.0	67.62	78.69	2.414	13.222	38
108	5	1,882,833.52	0.22	7.251156	728.0	65.68	72.64	2.250	12.587	62
109	5	2,560,512.30	0.30	7.056999	747.2	71.50	71.50	2.418	12.110	64
110	8	3,139,072.94	0.37	7.195109	702.6	71.41	71.41	2.308	12.824	41
111	22	7,617,968.64	0.90	7.143401	734.3	66.17	73.55	2.264	12.348	65
112	58	17,959,743.93	2.12	6.917921	713.2	68.39	80.01	2.305	12.286	48
113	112	34,443,370.30	4.07	6.957677	703.5	67.84	78.27	2.334	12.309	51
114	120	39,217,140.99	4.63	6.851218	706.7	66.46	77.50	2.444	12.185	49
115	108	48,618,886.19	5.74	7.104923	711.6	67.66	76.06	2.375	12.428	60
116	274	130,814,041.23	15.44	6.821764	707.4	68.52	77.21	2.478	12.133	60
117	395	204,416,197.69	24.13	7.235337	704.5	68.01	74.78	2.862	12.496	62
118	309	177,422,839.70	20.94	7.173967	708.2	67.63	75.49	2.631	12.322	64
119	137	99,125,484.90	11.70	7.056555	713.2	66.90	73.00	2.308	12.061	79
120	14	9,134,550.00	1.08	7.035176	734.7	64.89	71.02	2.285	12.035	79
Total	1,743	$847,214,684.62	100.00%	7.080601%	709.0	67.73%	75.58%	2.583%	12.306%	63

Margin(1)-Pool 1B

Margin (%)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
1.875	2	$1,190,250.00	0.14%	6.375000%	735.9	71.27%	76.87%	1.875%	11.375%	118
2.250	1,295	615,011,594.44	72.59	6.980196	710.5	67.69	75.31	2.250	12.172	65
2.500	45	55,823,002.86	6.59	7.267107	712.4	65.10	70.42	2.500	12.250	72
2.625	2	1,857,038.00	0.22	8.058468	758.8	65.00	72.74	2.625	13.058	54
2.750	100	42,019,849.52	4.96	7.052721	701.8	68.18	79.04	2.750	12.630	63
2.875	55	28,471,990.12	3.36	7.343399	683.0	69.78	75.55	2.875	13.343	35
3.000	13	5,998,498.95	0.71	7.019123	694.1	65.94	79.42	3.000	13.019	47
3.250	44	20,410,538.08	2.41	7.222568	693.2	73.57	78.83	3.250	12.456	55
3.500	8	2,314,440.00	0.27	7.461899	728.4	70.51	81.50	3.500	13.127	54
3.625	3	572,989.50	0.07	8.111326	746.0	66.39	95.30	3.625	14.111	58
3.750	1	427,500.00	0.05	8.625000	766.0	65.00	95.00	3.750	14.625	58
4.000	6	1,557,930.36	0.18	8.099535	668.0	67.04	93.08	4.000	14.100	54
4.125	1	119,650.80	0.01	7.875000	637.0	80.00	80.00	4.125	13.875	56
5.000	167	71,156,554.45	8.40	7.611441	711.6	67.54	77.84	5.000	12.688	55
6.850	1	282,857.54	0.03	6.850000	735.0	65.00	80.00	6.850	12.850	7
Total	1,743	$847,214,684.62	100.00%	7.080601%	709.0	67.73%	75.58%	2.583%	12.306%	63

(1)As of the Cut-off Date, the weighted average Margin of the Mortgage Loans in Pool 1B is expected to be approximately 2.583%.

Maximum Mortgage Rate(1)-Pool 1B

Range of Maximum Mortgage Rate (%)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
8.501 - 8.750	1	$1,200,000.00	0.14%	6.625000%	765.0	50.00%	50.00%	2.500%	8.625%	58
9.501 - 9.750	1	463,936.67	0.05	4.750000	707.0	65.00	80.00	2.250	9.750	34
9.751 - 10.000	1	557,000.00	0.07	5.000000	718.0	65.00	79.99	2.250	10.000	56
10.001 - 10.250	3	1,220,650.00	0.14	5.172398	732.9	65.00	79.96	2.250	10.172	81
10.251 - 10.500	8	3,807,129.77	0.45	5.437608	694.7	65.00	79.62	2.250	10.438	71
10.501 - 10.750	19	8,514,740.30	1.01	5.693863	710.5	66.63	79.67	2.250	10.694	61
10.751 - 11.000	37	15,148,165.69	1.79	5.930442	722.3	65.36	79.51	2.250	10.930	68
11.001 - 11.250	54	19,927,537.95	2.35	6.193716	728.7	64.96	76.62	2.255	11.194	65
11.251 - 11.500	157	66,337,772.68	7.83	6.443799	721.8	66.14	77.24	2.318	11.444	69
11.501 - 11.750	240	110,576,882.20	13.05	6.688628	706.9	67.91	74.90	2.411	11.691	66
11.751 - 12.000	253	123,562,391.30	14.58	6.912915	708.0	67.88	74.94	2.433	11.923	68
12.001 - 12.250	160	80,015,350.84	9.44	7.095709	714.6	67.61	75.94	2.599	12.195	63
12.251 - 12.500	198	95,650,824.16	11.29	7.225893	711.0	67.36	75.10	2.699	12.439	64
12.501 - 12.750	217	108,932,236.98	12.86	7.274663	707.3	69.38	76.24	2.601	12.693	63
12.751 - 13.000	187	93,991,136.11	11.09	7.445867	704.0	68.40	74.51	2.639	12.915	58
13.001 - 13.250	86	44,382,060.44	5.24	7.881118	708.0	67.45	76.22	3.220	13.194	60
13.251 - 13.500	54	33,592,950.88	3.97	7.755699	695.9	67.81	74.23	3.239	13.431	48
13.501 - 13.750	25	16,455,559.21	1.94	7.706954	677.9	69.04	74.74	2.558	13.707	44
13.751 - 14.000	24	16,699,789.18	1.97	7.960680	701.9	66.64	72.83	2.502	13.904	56
14.001 - 14.250	3	1,165,335.79	0.14	8.188973	677.3	65.00	81.07	2.939	14.189	57
14.251 - 14.500	4	1,083,754.48	0.13	8.769087	731.2	68.87	93.38	4.020	14.444	57
14.501 - 14.750	3	1,554,141.30	0.18	8.715616	688.7	65.73	84.15	2.918	14.716	58
14.751 - 15.000	2	403,462.00	0.05	8.926120	724.3	71.77	91.13	3.704	14.926	46
15.001 - 15.250	3	1,176,596.86	0.14	9.154640	690.0	78.81	78.81	2.852	15.155	46
15.251 - 15.500	2	355,115.10	0.04	9.375000	638.0	69.12	86.76	3.279	15.375	44
15.501 - 15.750	1	440,164.73	0.05	9.650000	802.0	79.97	79.97	2.875	15.650	20
Total	1,743	$847,214,684.62	100.00%	7.080601%	709.0	67.73%	75.58%	2.583%	12.306%	63
(1)As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Mortgage Loans in Pool 1B is expected to be approximately 12.306%.

Index-Pool 1B

Index	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
1 Year CMT	9	$2,595,197.01	0.31%	6.617850%	705.6	61.27%	70.25%	2.613%	11.954%	52
1 Year LIBOR	722	409,262,700.40	48.31	7.002799	711.9	67.85	74.86	2.344	12.072	71
6 Month LIBOR	1,012	435,356,787.21	51.39	7.156498	706.3	67.66	76.28	2.808	12.527	55
Total	1,743	$847,214,684.62	100.00%	7.080601%	709.0	67.73%	75.58%	2.583%	12.306%	63

Months To Roll-Pool 1B

Months To Roll	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
7	1	$282,857.54	0.03%	6.850000%	735.0	65.00%	80.00%	6.850%	12.850%	7
11	1	142,496.86	0.02	9.250000	N/A	75.00	75.00	2.875	15.250	11
16	1	581,033.11	0.07	6.875000	766.0	65.00	74.99	2.250	12.875	16
17	1	824,000.00	0.10	7.625000	655.0	80.00	80.00	2.875	13.625	17
19	1	176,000.00	0.02	6.990000	620.0	80.00	80.00	2.875	12.990	19
20	9	5,447,764.73	0.64	7.372360	696.8	68.11	74.40	2.875	13.372	20
21	14	8,235,731.44	0.97	7.403603	667.8	68.12	70.32	2.865	13.404	21
22	5	3,131,293.98	0.37	7.514127	651.1	64.00	67.74	2.885	13.443	22
24	1	146,250.00	0.02	9.375000	N/A	75.00	75.00	2.250	15.375	24
26	2	1,419,697.57	0.17	7.286302	674.5	64.77	64.77	2.280	13.286	26
27	1	320,000.00	0.04	7.000000	742.0	65.00	80.00	2.250	13.000	27
28	16	5,020,128.34	0.59	6.877406	700.7	68.07	79.86	2.338	12.877	28
29	27	7,245,118.42	0.86	6.681467	709.5	66.32	80.00	2.302	12.681	29
30	30	10,246,307.46	1.21	6.619419	702.9	65.12	76.31	2.719	12.562	30
31	1	498,569.31	0.06	6.250000	771.0	12.05	12.05	2.250	11.250	31
32	19	6,093,603.30	0.72	6.363873	685.8	68.17	80.45	4.061	11.953	32
33	9	4,237,170.06	0.50	6.941649	725.9	69.07	80.28	2.885	12.679	33
34	22	12,329,477.67	1.46	6.689762	711.1	71.08	78.66	2.349	12.464	34
35	1	710,600.00	0.08	6.125000	785.0	44.97	44.97	2.250	11.125	35
43	2	1,417,250.00	0.17	6.625000	769.1	62.22	62.22	2.250	11.625	43
45	1	302,948.15	0.04	7.875000	773.0	80.00	80.00	2.250	12.875	45
46	2	519,950.00	0.06	6.373774	719.3	65.00	77.50	2.438	11.374	46
47	2	547,064.36	0.06	7.433050	712.5	65.00	80.00	2.250	12.433	47
48	3	1,250,583.52	0.15	7.148963	706.2	71.23	81.70	2.250	12.149	48
49	4	1,480,114.68	0.17	6.984221	699.3	69.98	75.12	2.250	11.984	49
50	5	1,495,125.43	0.18	7.025290	731.4	77.18	77.18	2.343	12.397	50
51	13	4,863,968.18	0.57	7.053362	710.1	69.25	81.67	2.273	12.144	51
52	43	12,855,676.15	1.52	6.948529	713.5	68.60	79.98	2.280	12.006	52
53	77	24,587,321.00	2.90	7.008035	704.1	67.96	78.38	2.351	12.189	53
54	91	28,100,559.86	3.32	6.896153	707.6	66.89	78.26	2.332	12.047	54
55	98	43,908,873.20	5.18	7.145957	711.0	67.89	76.20	2.383	12.447	55
56	211	97,736,247.62	11.54	6.911430	710.3	68.53	77.20	2.440	12.220	56
57	319	150,654,052.15	17.78	7.294963	705.2	67.96	75.62	3.090	12.572	57
58	235	118,013,909.34	13.93	7.243477	709.4	67.37	76.90	2.887	12.386	58
59	22	19,599,006.01	2.31	7.175219	729.6	65.30	68.56	2.368	12.175	59
60	2	1,903,400.00	0.22	6.833850	771.0	58.35	63.38	2.416	11.834	60
73	2	1,587,698.90	0.19	6.906933	757.6	70.85	70.85	2.521	11.992	73
74	1	224,249.94	0.03	7.750000	688.0	75.00	75.00	2.250	12.750	74
75	13	3,990,160.51	0.47	7.378927	748.3	65.83	71.55	2.354	12.544	75
76	10	3,941,339.37	0.47	6.865483	715.2	73.66	78.84	2.291	12.071	76
77	15	3,349,961.12	0.40	7.146964	700.8	68.39	75.02	2.347	12.147	77
78	5	2,633,769.97	0.31	7.092192	706.6	67.94	73.15	2.465	12.216	78
79	18	6,627,234.01	0.78	6.806953	734.3	67.01	75.66	2.514	12.589	79
80	51	25,465,920.00	3.01	6.601268	708.7	69.20	78.25	2.326	11.684	80
81	82	52,058,060.53	6.14	7.129026	706.0	67.43	73.58	2.309	12.173	81
82	71	51,974,752.13	6.13	7.233957	704.7	67.12	72.26	2.307	12.234	82
83	129	88,062,036.44	10.39	7.038630	710.3	67.31	74.23	2.289	12.044	83
84	12	7,231,150.00	0.85	7.088169	725.2	66.61	73.03	2.250	12.088	84
106	1	910,000.00	0.11	6.625000	679.0	74.29	74.29	2.250	12.625	106
108	1	486,000.00	0.06	6.875000	784.0	48.60	48.60	2.250	12.875	108
111	1	800,000.00	0.09	6.375000	723.0	50.00	50.00	2.250	12.375	111
112	1	524,000.00	0.06	6.875000	679.0	80.00	80.00	2.250	12.875	112
113	3	1,003,800.00	0.12	6.675802	698.1	63.56	73.56	2.250	12.524	113
115	4	2,118,520.00	0.25	6.785525	678.8	69.06	75.19	2.250	11.786	115
116	9	5,092,569.31	0.60	6.725457	709.4	68.45	76.80	2.281	12.186	116
117	10	5,825,762.95	0.69	6.706557	730.2	75.59	75.59	2.250	11.977	117
118	9	5,760,350.00	0.68	6.472190	746.2	66.43	68.83	2.173	11.472	118
119	3	1,223,200.00	0.14	6.615690	669.7	73.44	80.00	2.250	11.616	119
Total	1,743	$847,214,684.62	100.00%	7.080601%	709.0	67.73%	75.58%	2.583%	12.306%	63

________________________________________________________________________________________

Subgroup UGI Mortgage Loan Statistics (Underwriter Paid MI)

All Collateral Statistics set forth in the tables below and in the proceeding pages are approximate and subject to change based on final collateral

________________________________________________________________________________________

Original Principal Balance(1)-Subgroup UGI

Range of Original Principal Balance ($)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
0.01 - 100,000.00	58	$4,471,732.69	0.66%	7.028374%	718.2	65.00%	75.97%	2.764%	12.167%	60
100,000.01 - 200,000.00	469	74,121,550.11	10.99	6.869390	714.4	65.00	77.92	2.706	12.114	57
200,000.01 - 300,000.00	496	123,544,936.02	18.32	6.774403	710.6	65.00	78.83	2.597	12.086	54
300,000.01 - 400,000.00	352	122,600,808.59	18.18	6.717000	713.9	65.00	79.00	2.492	11.989	54
400,000.01 - 500,000.00	206	91,793,686.38	13.61	6.781947	711.3	65.00	78.38	2.545	12.046	63
500,000.01 - 600,000.00	136	74,417,036.22	11.03	7.005284	717.7	65.00	78.86	2.756	12.180	62
600,000.01 - 700,000.00	81	52,392,628.05	7.77	7.148398	712.5	65.00	77.58	2.696	12.271	65
700,000.01 - 800,000.00	32	24,250,738.00	3.60	7.295792	725.4	65.00	78.28	3.091	12.516	59
800,000.01 - 900,000.00	28	24,064,875.76	3.57	7.376431	707.1	65.00	76.56	2.680	12.664	62
900,000.01 - 1,000,000.00	30	29,158,769.70	4.32	7.165513	707.9	65.00	76.26	2.792	12.399	65
1,000,000.01 - 1,100,000.00	10	10,560,516.99	1.57	7.433908	731.0	65.00	73.29	2.250	12.434	72
1,100,000.01 - 1,200,000.00	5	5,715,849.99	0.85	7.483299	716.9	65.00	70.00	2.400	12.483	66
1,200,000.01 - 1,300,000.00	8	10,205,499.97	1.51	7.406699	719.3	65.00	71.85	2.469	12.407	77
1,300,000.01 - 1,400,000.00	4	5,356,687.00	0.79	7.938705	714.3	65.00	71.22	2.250	12.939	56
1,400,000.01 - 1,500,000.00	1	1,500,000.00	0.22	7.875000	683.0	65.00	69.77	2.250	12.875	56
1,500,000.01 - 2,000,000.00	10	18,077,868.99	2.68	7.500965	711.6	65.00	76.41	2.483	12.501	71
2,000,000.01 - 2,500,000.00	1	2,160,000.00	0.32	7.000000	685.0	65.00	80.00	2.500	12.000	81
Total	1,927	$674,393,184.46	100.00%	6.946591%	713.4	65.00%	77.97%	2.622%	12.174%	60

(1)As of the Cut-off Date, the average Original Principal Balance of the Mortgage Loans in Subgroup UGI is expected to be approximately $350,049.

Cut-off Date Stated Principal Balance(1)-Subgroup UGI

Range of Cut-Off Date Stated Principal Balances ($)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
0.01 - 100,000.00	58	$4,471,732.69	0.66%	7.028374%	718.2	65.00%	75.97%	2.764%	12.167%	60
100,000.01 - 200,000.00	469	74,121,550.11	10.99	6.869390	714.4	65.00	77.92	2.706	12.114	57
200,000.01 - 300,000.00	496	123,544,936.02	18.32	6.774403	710.6	65.00	78.83	2.597	12.086	54
300,000.01 - 400,000.00	352	122,600,808.59	18.18	6.717000	713.9	65.00	79.00	2.492	11.989	54
400,000.01 - 500,000.00	206	91,793,686.38	13.61	6.781947	711.3	65.00	78.38	2.545	12.046	63
500,000.01 - 600,000.00	136	74,417,036.22	11.03	7.005284	717.7	65.00	78.86	2.756	12.180	62
600,000.01 - 700,000.00	81	52,392,628.05	7.77	7.148398	712.5	65.00	77.58	2.696	12.271	65
700,000.01 - 800,000.00	32	24,250,738.00	3.60	7.295792	725.4	65.00	78.28	3.091	12.516	59
800,000.01 - 900,000.00	28	24,064,875.76	3.57	7.376431	707.1	65.00	76.56	2.680	12.664	62
900,000.01 - 1,000,000.00	30	29,158,769.70	4.32	7.165513	707.9	65.00	76.26	2.792	12.399	65
1,000,000.01 - 1,100,000.00	10	10,560,516.99	1.57	7.433908	731.0	65.00	73.29	2.250	12.434	72
1,100,000.01 - 1,200,000.00	5	5,715,849.99	0.85	7.483299	716.9	65.00	70.00	2.400	12.483	66
1,200,000.01 - 1,300,000.00	8	10,205,499.97	1.51	7.406699	719.3	65.00	71.85	2.469	12.407	77
1,300,000.01 - 1,400,000.00	4	5,356,687.00	0.79	7.938705	714.3	65.00	71.22	2.250	12.939	56
1,400,000.01 - 1,500,000.00	1	1,500,000.00	0.22	7.875000	683.0	65.00	69.77	2.250	12.875	56
1,500,000.01 - 2,000,000.00	10	18,077,868.99	2.68	7.500965	711.6	65.00	76.41	2.483	12.501	71
2,000,000.01 - 2,500,000.00	1	2,160,000.00	0.32	7.000000	685.0	65.00	80.00	2.500	12.000	81
Total	1,927	$674,393,184.46	100.00%	6.946591%	713.4	65.00%	77.97%	2.622%	12.174%	60

(1)As of the Cut-off Date, the average Stated Principal Balance of the Mortgage Loans in Subgroup UGI is expected to be approximately $349,970.

Current Mortgage Rates(1)-Subgroup UGI

Range of Current Mortgage Rates (%)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
4.501 - 5.000	3	$1,179,436.67	0.17%	4.884863%	710.2	65.00%	78.27%	2.250%	9.885%	51
5.001 - 5.500	27	8,352,344.91	1.24	5.363889	707.6	65.00	79.58	2.250	10.364	71
5.501 - 6.000	103	33,561,390.64	4.98	5.862567	720.3	65.00	79.47	2.289	10.946	65
6.001 - 6.500	465	144,348,086.90	21.40	6.387665	715.8	65.00	79.10	2.411	11.669	57
6.501 - 7.000	741	239,654,891.14	35.54	6.817819	711.3	65.00	78.14	2.458	12.097	59
7.001 - 7.500	337	130,328,438.72	19.33	7.309032	714.0	65.00	77.21	2.714	12.510	61
7.501 - 8.000	174	80,908,620.95	12.00	7.790917	710.9	65.00	76.53	2.932	12.965	60
8.001 - 8.500	74	34,613,344.91	5.13	8.255993	717.2	65.00	76.65	4.010	13.304	59
8.501 - 9.000	3	1,446,629.62	0.21	8.813585	682.4	65.00	73.33	2.291	14.518	65
Total	1,927	$674,393,184.46	100.00%	6.946591%	713.4	65.00%	77.97%	2.622%	12.174%	60

(1)As of the Cut-off Date, the weighted average Current Mortgage Rate of the Mortgage Loans in Subgroup UGI is expected to be approximately 6.947%.

Original Term (Months)-Subgroup UGI

Original Term (Months)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
360	1,927	$674,393,184.46	100.00%	6.946591%	713.4	65.00%	77.97%	2.622%	12.174%	60
Total	1,927	$674,393,184.46	100.00%	6.946591%	713.4	65.00%	77.97%	2.622%	12.174%	60

Remaining Term to Maturity(1)-Subgroup UGI

Range of Remaining Term (Months)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
336 - 340	1	$581,033.11	0.09%	6.875000%	766.0	65.00%	74.99%	2.250%	12.875%	16
341 - 345	1	282,857.54	0.04	6.850000	735.0	65.00	80.00	6.850	12.850	7
346 - 350	11	3,259,560.62	0.48	6.778519	698.6	65.00	79.07	2.252	11.857	49
351 - 355	651	187,396,774.82	27.79	6.806786	713.2	65.00	78.80	2.357	12.159	52
356 - 360	1,263	482,872,958.37	71.60	7.002125	713.5	65.00	77.64	2.726	12.181	63
Total	1,927	$674,393,184.46	100.00%	6.946591%	713.4	65.00%	77.97%	2.622%	12.174%	60

(1)As of the Cut-off Date, the weighted average Remaining Term to Maturity of the Mortgage Loans in Subgroup UGI is expected to be approximately 356 months.

Age-Subgroup UGI

Age (Months)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
0	5	$3,367,400.00	0.50%	6.932292%	741.2	65.00%	78.23%	2.250%	11.932%	79
1	80	53,756,829.57	7.97	6.920126	711.3	65.00	77.05	2.306	11.929	80
2	336	135,276,544.90	20.06	7.113732	714.8	65.00	77.74	2.771	12.226	61
3	485	168,829,067.50	25.03	7.156273	712.7	65.00	77.23	3.006	12.371	60
4	357	121,643,116.40	18.04	6.702237	713.4	65.00	78.34	2.485	11.984	61
5	120	42,800,204.27	6.35	6.964632	720.8	65.00	78.24	2.388	12.372	61
6	207	56,366,964.35	8.36	6.689856	706.6	65.00	78.36	2.412	12.060	50
7	198	52,440,032.01	7.78	6.786309	711.3	65.00	79.24	2.329	12.112	48
8	115	31,686,383.18	4.70	6.802646	713.9	65.00	79.60	2.266	12.108	47
9	11	4,103,191.01	0.61	7.060301	741.8	65.00	78.93	2.351	12.299	57
10	2	376,000.00	0.06	6.565160	698.2	65.00	79.49	2.250	12.044	39
11	3	938,461.28	0.14	6.622080	672.1	65.00	80.00	2.250	11.702	47
12	2	878,084.98	0.13	6.868956	706.2	65.00	78.26	2.148	11.869	58
13	2	547,064.36	0.08	7.433050	712.5	65.00	80.00	2.250	12.433	47
14	2	519,950.00	0.08	6.373774	719.3	65.00	77.50	2.438	11.374	46
17	1	282,857.54	0.04	6.850000	735.0	65.00	80.00	6.850	12.850	7
20	1	581,033.11	0.09	6.875000	766.0	65.00	74.99	2.250	12.875	16
Total	1,927	$674,393,184.46	100.00%	6.946591%	713.4	65.00%	77.97%	2.622%	12.174%	60

Credit Score (1)-Subgroup UGI

Range of Credit Score	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
601 - 620	2	$614,636.33	0.09%	6.443259%	620.0	65.00%	77.16%	2.250%	11.727%	76
621 - 640	15	6,094,102.95	0.90	6.907833	631.7	65.00	77.31	3.262	12.212	56
641 - 660	36	13,359,339.60	1.98	6.973596	653.8	65.00	77.97	2.609	12.231	61
661 - 680	305	104,364,373.09	15.48	6.925173	670.8	65.00	77.92	2.555	12.170	59
681 - 700	439	153,181,125.23	22.71	7.017417	689.7	65.00	77.84	2.582	12.270	60
701 - 720	394	134,290,873.11	19.91	6.911006	709.6	65.00	77.89	2.600	12.144	60
721 - 740	276	102,772,771.83	15.24	6.914894	730.2	65.00	77.96	2.574	12.107	60
741 - 760	210	71,075,334.71	10.54	6.962226	749.5	65.00	78.15	2.752	12.176	59
761 - 780	153	58,021,021.30	8.60	7.070605	769.1	65.00	77.83	2.785	12.251	60
781 - 800	80	24,060,507.86	3.57	6.639658	789.1	65.00	79.12	2.443	11.890	59
801 - 820	17	6,559,098.45	0.97	6.746172	805.2	65.00	79.10	3.131	11.890	64
Total	1,927	$674,393,184.46	100.00%	6.946591%	713.4	65.00%	77.97%	2.622%	12.174%	60

As of the Cut-off Date, the weighted average non-zero Credit Score of the Mortgage Loans in Subgroup UGI is expected to be approximately 713. See "Description of the Mortgage Pools - The Mortgage Loans" herein.

Original Loan-To-Value Ratios(1)-Subgroup UGI

Range of Original Loan-To-Value Ratios (%)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
60.01 - 70.00	194	$74,171,013.74	11.00%	7.274753%	709.1	65.00%	69.69%	2.568%	12.345%	63
70.01 - 75.00	212	93,726,180.01	13.90	7.312085	712.8	65.00	74.52	2.674	12.491	65
75.01 - 80.00	1,521	506,495,990.71	75.10	6.830901	714.1	65.00	79.82	2.621	12.090	58
Total	1,927	$674,393,184.46	100.00%	6.946591%	713.4	65.00%	77.97%	2.622%	12.174%	60

(1)As of the Cut-off Date, the weighted average Original Loan-to-Value Ratio of the Mortgage Loans in Subgroup UGI is expected to be approximately 77.97%.

Original Effective LTV(1)-Subgroup UGI

Range of Original Effective Loan-To-Value Ratios (%)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
60.01 - 70.00	1,927	$674,393,184.46	100.00%	6.946591%	713.4	65.00%	77.97%	2.622%	12.174%	60
Total	1,927	$674,393,184.46	100.00%	6.946591%	713.4	65.00%	77.97%	2.622%	12.174%	60

(1)As of the Cut-off Date, the weighted average Original Effective Loan-to-Value of the Mortgage Loans in Subgroup UGI is expected to be approximately 65.00%.

Original Combined Loan-To-Value Ratios(1)-Subgroup UGI

Range of Original Combined Loan-To-Value Ratios (%)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
80.01 - 85.00	66	$36,191,517.21	5.37%	6.909382%	698.1	65.00%	76.13%	2.421%	12.021%	64
85.01 - 90.00	408	159,294,872.29	23.62	6.981620	706.6	65.00	76.70	2.626	12.207	63
90.01 - 95.00	273	103,591,398.01	15.36	7.029160	714.9	65.00	77.13	2.557	12.212	63
95.01 - 100.00	1,180	375,315,396.95	55.65	6.912522	717.4	65.00	78.91	2.658	12.164	57
Total	1,927	$674,393,184.46	100.00%	6.946591%	713.4	65.00%	77.97%	2.622%	12.174%	60

(1) Although all of the Mortgage Loans are secured by first liens, this table sets forth the Original Combined Loan-to-Value Ratios of all the Mortgage Loans. The “Original Combined Loan-to-Value Ratio” of any Mortgage Loan will not reflect the presence or amount of any second lien mortgage loan secured by the same mortgaged property if the related originator does not have sufficient information to provide the relevant second lien mortgage loan information. Such information may not be available if, for example, the related second lien mortgage loan was made by a party other than the applicable originator or the related Mortgage Loan is a refinancing of an existing mortgage loan. In this table, the Original Loan-to-Value Ratio is used for any mortgage loan for which there is no information related to a second lien Mortgage Loan. As of the Cut-off Date, the weighted average Original Combined Loan-to-Value Ratio of the Mortgage Loans in Subgroup UGI is expected to be approximately 95.73%.

Occupancy Type(1)-Subgroup UGI

Occupancy Type	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
Primary	1,668	$601,396,620.71	89.18%	6.891301%	712.5	65.00%	78.26%	2.592%	12.115%	60
Investment	161	43,599,051.74	6.46	7.434502	712.5	65.00	75.11	2.960	12.734	60
Secondary	98	29,397,512.01	4.36	7.354069	733.6	65.00	76.19	2.734	12.558	58
Total	1,927	$674,393,184.46	100.00%	6.946591%	713.4	65.00%	77.97%	2.622%	12.174%	60

(1)Based upon representations of the related borrowers at the time of origination.

Property Type-Subgroup UGI

Property Type	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
Single Family	1,065	$386,081,462.07	57.25%	6.927633%	713.0	65.00%	78.05%	2.579%	12.156%	59
Planned Unit Development	462	159,638,792.94	23.67	6.921456	710.4	65.00	78.10	2.638	12.119	59
Condominium	307	91,986,700.35	13.64	6.940352	717.0	65.00	77.91	2.670	12.183	60
2-4 Family	93	36,686,229.10	5.44	7.271121	721.6	65.00	76.64	2.891	12.584	61
Total	1,927	$674,393,184.46	100.00%	6.946591%	713.4	65.00%	77.97%	2.622%	12.174%	60

Loan Purpose-Subgroup UGI

Loan Purpose	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
Purchase	1,396	$483,292,941.98	71.66%	7.019627%	717.7	65.00%	78.15%	2.678%	12.249%	59
Rate / Term Refi	372	129,253,394.44	19.17	6.648735	704.7	65.00	78.14	2.407	11.850	61
Cash-out	159	61,846,848.04	9.17	6.998355	698.1	65.00	76.21	2.634	12.267	64
Total	1,927	$674,393,184.46	100.00%	6.946591%	713.4	65.00%	77.97%	2.622%	12.174%	60

Loan Documentation-Subgroup UGI

Loan Documentation	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
Full Asset/Stated Income	410	$147,688,190.86	21.90%	7.039467%	714.4	65.00%	77.16%	2.708%	12.271%	60
Stated Documentation	429	121,574,780.47	18.03	6.684402	711.2	65.00	79.58	2.251	11.998	47
Full	353	108,895,001.82	16.15	6.562918	708.4	65.00	78.66	2.471	11.757	63
No Ratio	270	97,840,481.15	14.51	7.227165	712.3	65.00	77.60	2.837	12.490	58
No Income Verified Asset	113	72,260,275.55	10.71	7.142076	711.6	65.00	76.82	2.384	12.245	72
Stated Income/Stated Asset	124	47,858,342.27	7.10	7.047184	712.2	65.00	77.31	3.063	12.160	61
No Documentation	115	35,395,531.05	5.25	7.545224	728.3	65.00	76.78	3.544	12.837	56
Reduced	35	19,509,546.58	2.89	6.757058	715.7	65.00	78.83	2.273	11.781	82
No Income Verifier	51	13,564,451.90	2.01	6.722704	733.8	65.00	78.67	2.543	12.399	58
Simply Signature	7	3,702,612.37	0.55	7.125127	749.1	65.00	80.00	2.250	12.125	51
No Income/No Assets Verifier	14	3,593,163.41	0.53	7.101208	733.6	65.00	79.33	3.034	12.338	64
Alternative	1	1,000,000.00	0.15	5.375000	642.0	65.00	78.74	2.250	10.375	83
Asset Verification	1	541,064.00	0.08	6.750000	683.0	65.00	80.00	2.750	12.750	28
Preferred	1	456,000.00	0.07	6.125000	737.0	65.00	76.00	2.250	11.125	84
Limited	2	371,352.00	0.06	6.639156	676.7	65.00	80.00	2.389	11.639	80
Income	1	142,391.03	0.02	7.250000	754.0	65.00	80.00	2.250	12.250	57
Total	1,927	$674,393,184.46	100.00%	6.946591%	713.4	65.00%	77.97%	2.622%	12.174%	60

Lien-Subgroup UGI

Lien position	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
First	1,927	$674,393,184.46	100.00%	6.946591%	713.4	65.00%	77.97%	2.622%	12.174%	60
Total	1,927	$674,393,184.46	100.00%	6.946591%	713.4	65.00%	77.97%	2.622%	12.174%	60

Geographic Distribution of Mortgaged Properties(1)-Subgroup UGI

State	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
California	674	$291,324,685.05	43.20%	6.792754%	712.8	65.00%	78.70%	2.453%	12.067%	59
Florida	208	86,655,099.58	12.85	7.351473	719.8	65.00	76.66	3.137	12.451	64
Arizona	122	32,496,019.89	4.82	7.061499	714.4	65.00	77.87	2.831	12.348	55
Washington	94	26,480,330.50	3.93	6.616881	719.3	65.00	79.13	2.427	11.875	58
Virginia	71	24,903,650.94	3.69	6.922365	708.0	65.00	78.68	2.406	12.110	55
Nevada	78	21,940,277.96	3.25	6.807019	702.1	65.00	78.72	2.354	12.186	55
Illinois	70	18,747,550.84	2.78	7.234772	709.3	65.00	74.98	2.733	12.284	61
Maryland	59	18,115,517.41	2.69	7.014088	700.1	65.00	78.11	2.509	12.127	59
Oregon	75	18,098,255.62	2.68	6.791880	716.9	65.00	79.32	2.461	12.227	56
Colorado	49	14,101,052.66	2.09	7.073371	706.2	65.00	77.15	2.440	12.425	55
Michigan	72	13,360,006.01	1.98	6.635467	708.0	65.00	77.78	2.669	11.719	68
Georgia	47	11,958,747.07	1.77	6.975680	715.1	65.00	77.59	2.554	12.173	65
North Carolina	31	9,060,145.52	1.34	7.124319	701.8	65.00	75.77	2.870	12.241	63
South Carolina	16	8,826,281.63	1.31	7.257033	719.8	65.00	76.58	2.688	12.346	73
New York	19	8,698,810.62	1.29	7.463703	720.5	65.00	76.52	3.436	12.493	59
Utah	23	7,627,453.36	1.13	7.098741	723.0	65.00	76.51	2.326	12.250	52
Massachusetts	22	7,592,686.88	1.13	7.279415	722.8	65.00	77.19	2.618	12.670	63
Texas	20	7,579,995.95	1.12	7.190178	710.2	65.00	77.04	2.365	12.324	68
New Jersey	20	6,979,045.11	1.03	7.047257	707.9	65.00	76.97	3.057	12.205	63
Minnesota	19	6,884,345.59	1.02	7.369961	716.7	65.00	77.71	3.621	12.709	55
Pennsylvania	21	6,069,962.07	0.90	6.879158	730.1	65.00	75.84	2.614	11.907	63
Connecticut	11	4,272,590.53	0.63	7.240407	696.8	65.00	73.89	2.966	12.283	60
Missouri	13	2,350,182.55	0.35	6.754960	729.9	65.00	76.65	2.960	11.915	57
District of Columbia	6	2,333,703.15	0.35	6.824249	706.4	65.00	79.03	3.596	11.824	64
Idaho	11	2,002,968.75	0.30	6.847804	694.8	65.00	76.25	2.634	12.124	57
New Hampshire	5	1,970,547.08	0.29	6.908579	720.9	65.00	78.07	2.653	11.909	73
Hawaii	3	1,520,000.00	0.23	7.305263	667.5	65.00	80.00	2.720	13.305	29
Indiana	9	1,518,485.44	0.23	7.408636	728.0	65.00	77.60	3.786	12.559	57
Ohio	11	1,464,693.58	0.22	6.843337	708.2	65.00	78.33	2.636	12.177	66
Tennessee	10	1,128,470.72	0.17	6.780161	727.9	65.00	78.80	2.513	12.088	63
West Virginia	2	1,085,550.00	0.16	6.882087	722.6	65.00	75.23	2.427	12.118	52
Rhode Island	3	1,015,000.00	0.15	6.328695	745.9	65.00	78.00	2.250	11.329	58
Alabama	3	872,729.63	0.13	6.674367	754.3	65.00	75.82	2.250	12.340	36
Kansas	3	699,800.00	0.10	6.210989	735.6	65.00	78.67	2.250	11.211	75
New Mexico	4	675,791.03	0.10	6.630948	717.8	65.00	79.28	2.250	11.631	76
Mississippi	3	656,914.23	0.10	6.174548	708.3	65.00	78.88	2.250	11.345	47
Kentucky	3	506,759.07	0.08	7.172411	702.4	65.00	75.21	2.250	12.172	67
Alaska	2	478,675.00	0.07	6.113869	687.8	65.00	77.98	2.250	11.114	80
Maine	2	464,087.83	0.07	7.254286	728.0	65.00	77.59	2.491	12.737	68
Oklahoma	2	436,511.06	0.06	6.692728	782.3	65.00	80.00	2.250	12.464	63
Montana	2	355,999.70	0.05	6.412921	704.2	65.00	80.00	2.250	11.413	67
Delaware	2	237,088.46	0.04	7.036575	733.7	65.00	70.00	2.250	12.037	57
Wisconsin	1	211,540.00	0.03	7.875000	700.0	65.00	70.00	2.250	12.875	57
Iowa	2	203,686.96	0.03	7.234950	709.0	65.00	75.00	2.750	13.235	55
Vermont	1	188,000.00	0.03	7.250000	688.0	65.00	80.00	5.000	12.250	57
South Dakota	2	139,491.09	0.02	8.257319	701.7	65.00	75.00	3.706	13.257	56
Louisiana	1	103,998.34	0.02	6.375000	719.0	65.00	80.00	2.250	11.375	80
Total	1,927	$674,393,184.46	100.00%	6.946591%	713.4	65.00%	77.97%	2.622%	12.174%	60

(1)As of the Cut off Date, no more than approximately 0.69% of the Subgroup UGI Mortgage Loans will be secured by Mortgaged Properties in any one postal zip code area.

Original Prepayment Penalty Term-Subgroup UGI

Original Prepayment Penalty Term (Months)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
0	1,364	$510,971,552.41	75.77%	6.973387%	713.9	65.00%	77.59%	2.605%	12.167%	62
6	3	879,200.00	0.13	6.497498	686.6	65.00	80.00	3.000	12.497	57
12	112	38,479,313.08	5.71	6.848739	712.5	65.00	79.04	2.601	12.190	50
24	69	22,120,822.08	3.28	7.487592	718.7	65.00	77.78	4.273	12.511	57
36	370	99,020,037.43	14.68	6.740888	710.9	65.00	79.57	2.323	12.144	50
60	9	2,922,259.46	0.43	6.559699	693.7	65.00	77.11	3.365	11.560	70
Total	1,927	$674,393,184.46	100.00%	6.946591%	713.4	65.00%	77.97%	2.622%	12.174%	60

Prepayment Penalty Remaining Term-Subgroup UGI

Prepayment Penalty Remaining Term (Months)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
less than 1	1,364	$510,971,552.41	75.77%	6.973387%	713.9	65.00%	77.59%	2.605%	12.167%	62
1 - 5	46	13,735,739.97	2.04	6.708454	710.0	65.00	79.64	2.298	12.237	42
6 - 10	64	22,687,323.11	3.36	6.903012	712.5	65.00	78.90	2.845	12.202	51
11 - 15	5	2,935,450.00	0.44	6.980508	716.7	65.00	77.54	2.250	11.981	83
16 - 20	11	4,098,331.14	0.61	7.149190	705.1	65.00	77.04	3.209	12.278	57
21 - 25	60	18,453,650.94	2.74	7.549317	721.5	65.00	78.00	4.462	12.553	57
26 - 30	260	61,454,559.24	9.11	6.648940	713.9	65.00	79.71	2.250	11.931	46
31 - 35	108	37,134,318.19	5.51	6.891059	706.0	65.00	79.35	2.446	12.496	55
56 - 60	9	2,922,259.46	0.43	6.559699	693.7	65.00	77.11	3.365	11.560	70
Total	1,927	$674,393,184.46	100.00%	6.946591%	713.4	65.00%	77.97%	2.622%	12.174%	60

Seller-Subgroup UGI

Seller	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
American Home Mortgage	487	$161,256,521.18	23.91%	7.460569%	716.1	65.00%	75.90%	3.386%	12.514%	57
Chase Mortgage	798	318,953,153.23	47.29	6.824986	712.8	65.00	78.20	2.421	12.114	64
Countrywide Home Loans	39	22,637,883.78	3.36	6.730490	717.0	65.00	78.50	2.250	11.777	81
CTX	5	1,847,480.28	0.27	6.429287	668.4	65.00	80.00	2.250	11.429	79
Flagstar	1	261,250.00	0.04	6.125000	672.0	65.00	79.98	2.625	11.125	46
Greenpoint	457	128,903,535.88	19.11	6.675366	711.0	65.00	79.59	2.251	11.975	47
Market Street	22	3,803,048.60	0.56	7.217276	723.4	65.00	79.30	2.250	12.217	53
National City	33	13,690,802.29	2.03	6.863070	720.5	65.00	79.81	2.697	11.908	60
NetBank	1	649,693.16	0.10	6.875000	683.0	65.00	77.11	2.750	11.875	77
Ohio Savings Bank	49	11,860,368.54	1.76	6.770996	731.0	65.00	76.63	2.735	12.741	75
PHH Mortgage	5	3,454,925.46	0.51	6.857609	678.5	65.00	79.56	2.224	11.858	67
Weichert	19	4,153,862.46	0.62	7.011418	710.0	65.00	79.93	2.260	12.053	54
Wells Fargo	11	2,920,659.60	0.43	6.676031	680.2	65.00	80.00	2.561	11.861	71
Total	1,927	$674,393,184.46	100.00%	6.946591%	713.4	65.00%	77.97%	2.622%	12.174%	60

Primary Servicer-Subgroup UGI

Primary Servicer	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
Chase Mortgage	1,839	$631,688,913.33	93.67%	6.957883%	713.5	65.00%	77.89%	2.636%	12.197%	59
Countrywide Home Loans	39	22,637,883.78	3.36	6.730490	717.0	65.00	78.50	2.250	11.777	81
National City	33	13,690,802.29	2.03	6.863070	720.5	65.00	79.81	2.697	11.908	60
PHH	5	3,454,925.46	0.51	6.857609	678.5	65.00	79.56	2.224	11.858	67
Wells Fargo Home Mortgage	11	2,920,659.60	0.43	6.676031	680.2	65.00	80.00	2.561	11.861	71
Total	1,927	$674,393,184.46	100.00%	6.946591%	713.4	65.00%	77.97%	2.622%	12.174%	60

PMI Coverage (by Underwriter)-Subgroup UGI

PMI Coverage (by Underwriter)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
1	3	$1,699,917.99	0.25%	6.458175%	692.7	65.00%	65.99%	3.946%	12.203%	50
2	8	2,218,291.81	0.33	7.104020	692.5	65.00	67.00	3.355	12.505	59
3	5	2,641,500.00	0.39	7.130939	708.6	65.00	68.01	2.250	12.319	73
4	5	4,013,374.63	0.60	7.137192	694.5	65.00	69.06	2.695	12.386	70
5	177	65,001,289.31	9.64	7.311967	710.8	65.00	70.00	2.503	12.336	63
6	9	4,016,000.00	0.60	6.951304	706.7	65.00	71.04	2.262	12.081	63
7	4	3,414,257.59	0.51	8.049299	726.5	65.00	71.78	3.231	13.049	62
8	6	2,547,012.67	0.38	7.139304	703.0	65.00	72.91	2.321	12.344	72
9	11	5,047,091.17	0.75	6.892614	698.0	65.00	74.00	2.306	12.162	64
10	185	79,222,358.58	11.75	7.313827	713.8	65.00	74.99	2.703	12.499	65
11	13	4,382,016.55	0.65	6.734609	688.6	65.00	76.13	2.329	11.793	72
12	26	11,215,646.15	1.66	6.710960	712.7	65.00	76.91	2.514	11.977	66
13	22	7,628,015.78	1.13	6.798103	720.4	65.00	77.92	2.332	11.990	62
14	40	13,477,273.99	2.00	6.579126	701.4	65.00	78.98	2.317	11.804	65
15	1,413	467,869,138.24	69.38	6.844085	714.7	65.00	80.00	2.641	12.108	58
Total	1,927	$674,393,184.46	100.00%	6.946591%	713.4	65.00%	77.97%	2.622%	12.174%	60

PMI Company (by Underwriter)-Subgroup UGI

PMI Company (by Underwriter)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
UGI	1,927	$674,393,184.46	100.00%	6.946591%	713.4	65.00%	77.97%	2.622%	12.174%	60
Total	1,927	$674,393,184.46	100.00%	6.946591%	713.4	65.00%	77.97%	2.622%	12.174%	60

Interest Only-Subgroup UGI

Interest Only	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
Interest-Only	1,791	$635,844,266.44	94.28%	6.932454%	713.2	65.00%	77.98%	2.596%	12.159%	59
Non-IO	136	38,548,918.02	5.72	7.179777	717.6	65.00	77.84	3.060	12.420	63
Total	1,927	$674,393,184.46	100.00%	6.946591%	713.4	65.00%	77.97%	2.622%	12.174%	60

IO term (orig)-Subgroup UGI

Original Interest-only Term (Months)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
0	136	$38,548,918.02	5.72%	7.179777%	717.6	65.00%	77.84%	3.060%	12.420%	63
36	1	581,033.11	0.09	6.875000	766.0	65.00	74.99	2.250	12.875	16
60	23	6,893,812.74	1.02	6.611486	710.0	65.00	79.06	2.598	11.995	55
84	8	2,553,858.04	0.38	6.763651	697.8	65.00	78.91	2.359	11.764	80
120	1,759	625,815,562.55	92.80	6.936732	713.2	65.00	77.96	2.597	12.162	59
Total	1,927	$674,393,184.46	100.00%	6.946591%	713.4	65.00%	77.97%	2.622%	12.174%	60

Remaining Interest-Only Term -Subgroup UGI

Remaining Interest-Only Term (Months)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
0	136	$38,548,918.02	5.72%	7.179777%	717.6	65.00%	77.84%	3.060%	12.420%	63
16	1	581,033.11	0.09	6.875000	766.0	65.00	74.99	2.250	12.875	16
52	1	353,654.04	0.05	6.750000	665.0	65.00	79.77	2.250	11.750	52
53	4	1,205,186.92	0.18	6.779293	755.3	65.00	80.00	2.701	12.328	53
54	7	1,706,033.78	0.25	6.576830	701.0	65.00	80.00	2.250	12.577	54
55	2	526,350.00	0.08	6.664886	723.0	65.00	79.99	3.074	11.665	55
56	6	2,145,150.00	0.32	6.668607	701.2	65.00	77.01	2.556	11.669	56
57	2	680,000.00	0.10	6.152941	708.0	65.00	80.00	2.250	11.153	57
58	1	277,438.00	0.04	6.500000	674.0	65.00	80.00	5.000	12.500	58
72	1	359,725.46	0.05	6.500000	636.0	65.00	75.75	2.000	11.500	72
80	2	479,980.58	0.07	6.465629	683.6	65.00	80.00	2.387	11.466	80
81	2	808,000.00	0.12	6.934406	672.8	65.00	80.00	2.559	11.934	81
82	2	802,800.00	0.12	6.857686	760.2	65.00	78.45	2.250	11.858	82
83	1	103,352.00	0.02	7.000000	689.0	65.00	80.00	2.750	12.000	83
103	1	282,857.54	0.04	6.850000	735.0	65.00	80.00	6.850	12.850	7
106	2	519,950.00	0.08	6.373774	719.3	65.00	77.50	2.438	11.374	46
107	1	400,560.00	0.06	7.500000	720.0	65.00	80.00	2.250	12.500	47
108	1	518,359.52	0.08	7.125000	755.0	65.00	80.00	2.250	12.125	48
109	2	431,160.00	0.06	6.912793	709.9	65.00	80.00	2.250	12.087	45
110	2	376,000.00	0.06	6.565160	698.2	65.00	79.49	2.250	12.044	39
111	8	2,837,904.83	0.42	7.080773	746.1	65.00	79.61	2.250	12.194	53
112	112	30,802,052.58	4.57	6.801056	713.7	65.00	79.59	2.265	12.098	46
113	191	50,125,517.87	7.43	6.788591	711.1	65.00	79.20	2.307	12.104	48
114	197	54,107,805.43	8.02	6.692772	706.7	65.00	78.32	2.414	12.037	50
115	101	38,621,605.14	5.73	6.985179	719.4	65.00	78.33	2.358	12.379	61
116	329	114,076,100.21	16.92	6.688102	713.4	65.00	78.34	2.452	11.976	61
117	431	153,001,410.51	22.69	7.141082	712.3	65.00	77.22	2.990	12.357	60
118	305	127,806,382.98	18.95	7.096801	714.6	65.00	77.68	2.721	12.214	61
119	71	48,540,495.94	7.20	6.922782	711.8	65.00	76.98	2.311	11.933	80
120	5	3,367,400.00	0.50	6.932292	741.2	65.00	78.23	2.250	11.932	79
Total	1,927	$674,393,184.46	100.00%	6.946591%	713.4	65.00%	77.97%	2.622%	12.174%	60

Margin(1)-Subgroup UGI

Margin (%)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
1.875	1	$444,000.00	0.07%	6.375000%	729.0	65.00%	80.00%	1.875%	11.375%	118
2.000	1	359,725.46	0.05	6.500000	636.0	65.00	75.75	2.000	11.500	72
2.250	1,474	497,280,079.82	73.74	6.814226	712.9	65.00	78.05	2.250	12.014	60
2.275	1	221,250.00	0.03	7.250000	641.0	65.00	75.00	2.275	13.250	57
2.500	22	29,560,130.93	4.38	7.388001	711.0	65.00	74.29	2.500	12.406	75
2.625	2	1,857,038.00	0.28	8.058468	758.8	65.00	72.74	2.625	13.058	54
2.750	141	45,679,741.39	6.77	6.939938	716.3	65.00	78.76	2.750	12.570	63
2.875	25	9,296,840.83	1.38	7.343369	702.3	65.00	79.35	2.875	13.343	30
3.000	16	6,031,639.95	0.89	7.026184	703.3	65.00	78.73	3.000	13.026	49
3.250	24	10,120,391.39	1.50	7.080055	699.9	65.00	79.80	3.250	12.347	55
3.500	6	1,612,471.65	0.24	7.057663	738.2	65.00	78.58	3.500	12.469	56
4.000	1	411,272.42	0.06	6.750000	688.0	65.00	80.00	4.000	12.750	53
5.000	212	71,235,745.08	10.56	7.589108	719.4	65.00	78.02	5.000	12.664	55
6.850	1	282,857.54	0.04	6.850000	735.0	65.00	80.00	6.850	12.850	7
Total	1,927	$674,393,184.46	100.00%	6.946591%	713.4	65.00%	77.97%	2.622%	12.174%	60

(1)As of the Cut-off Date, the weighted average Margin of the Mortgage Loans in Subgroup UGI is expected to be approximately 2.622%.

Maximum Mortgage Rate(1)-Subgroup UGI

Range of Maximum Mortgage Rate (%)	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
9.501 - 9.750	1	$463,936.67	0.07%	4.750000%	707.0	65.00%	80.00%	2.250%	9.750%	34
9.751 - 10.000	2	715,500.00	0.11	4.972310	712.2	65.00	77.15	2.250	9.972	62
10.001 - 10.250	9	2,251,450.00	0.33	5.158903	728.1	65.00	79.68	2.250	10.159	81
10.251 - 10.500	18	6,100,894.91	0.90	5.439536	700.1	65.00	79.54	2.250	10.440	68
10.501 - 10.750	29	9,996,886.83	1.48	5.708688	718.5	65.00	79.51	2.266	10.709	65
10.751 - 11.000	62	20,754,083.81	3.08	5.927307	720.2	65.00	79.38	2.256	10.927	67
11.001 - 11.250	84	24,758,611.01	3.67	6.205395	721.0	65.00	79.52	2.274	11.205	58
11.251 - 11.500	244	78,916,349.65	11.70	6.439968	715.5	65.00	79.02	2.348	11.440	63
11.501 - 11.750	259	82,758,606.15	12.27	6.691069	711.6	65.00	78.28	2.440	11.696	61
11.751 - 12.000	280	92,949,258.29	13.78	6.901657	712.4	65.00	77.39	2.474	11.928	63
12.001 - 12.250	171	65,590,181.03	9.73	7.046428	712.9	65.00	77.51	2.577	12.199	60
12.251 - 12.500	225	79,168,371.56	11.74	7.057480	716.3	65.00	77.56	2.808	12.445	57
12.501 - 12.750	177	66,993,887.39	9.93	7.299553	713.2	65.00	77.70	2.740	12.695	59
12.751 - 13.000	179	66,504,027.35	9.86	7.307989	709.5	65.00	77.35	2.742	12.912	54
13.001 - 13.250	93	36,127,376.88	5.36	7.804366	716.2	65.00	77.25	3.373	13.193	58
13.251 - 13.500	54	23,061,146.22	3.42	7.887171	711.3	65.00	77.14	3.512	13.417	49
13.501 - 13.750	15	6,630,276.85	0.98	7.706143	698.2	65.00	79.19	2.573	13.706	45
13.751 - 14.000	18	7,965,376.06	1.18	7.961581	707.4	65.00	78.52	2.491	13.919	53
14.001 - 14.250	3	1,168,399.34	0.17	8.202499	682.2	65.00	80.00	2.790	14.202	60
14.251 - 14.500	2	499,434.84	0.07	8.421036	711.5	65.00	79.99	2.796	14.421	57
14.501 - 14.750	2	1,019,129.62	0.15	8.735388	679.6	65.00	75.58	2.308	14.735	58
Total	1,927	$674,393,184.46	100.00%	6.946591%	713.4	65.00%	77.97%	2.622%	12.174%	60

(1)As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Mortgage Loans in Subgroup UGI is expected to be approximately 12.174%.

Index-Subgroup UGI

Index	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
1 Year CMT	7	$1,813,859.60	0.27%	6.774816%	677.8	65.00%	80.00%	2.750%	12.073%	65
1 Year LIBOR	487	227,511,644.39	33.74	6.818906	715.2	65.00	77.81	2.366	11.915	68
6 Month LIBOR	1,433	445,067,680.47	66.00	7.012562	712.6	65.00	78.04	2.753	12.307	55
Total	1,927	$674,393,184.46	100.00%	6.946591%	713.4	65.00%	77.97%	2.622%	12.174%	60

Months To Roll-Subgroup UGI

Months To Roll	Number of Loans	Scheduled Balance ($)	Percent Scheduled Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average FICO Score (Non-zero)	Weighted Average Effective LTV (%)	Weighted Average Original LTV (%)	Weighted Average Margin (%)	Weighted Average Max Rate (%)	Weighted Average Months to Next Rate Adjustment
7	1	$282,857.54	0.04%	6.850000%	735.0	65.00%	80.00%	6.850%	12.850%	7
16	2	765,465.96	0.11	7.085824	750.1	65.00	76.04	2.250	13.086	16
17	1	504,000.00	0.07	7.500000	702.0	65.00	80.00	2.875	13.500	17
19	1	357,284.88	0.05	6.875000	738.0	65.00	75.00	2.750	12.875	19
20	7	2,970,484.84	0.44	7.559510	721.2	65.00	78.51	2.875	13.560	20
21	9	2,376,044.54	0.35	7.401520	689.3	65.00	79.34	2.839	13.402	21
22	2	780,000.00	0.12	7.512821	641.6	65.00	80.00	2.808	13.513	22
25	1	75,200.00	0.01	6.500000	719.0	65.00	80.00	2.250	12.500	25
26	1	180,000.00	0.03	6.500000	656.0	65.00	80.00	2.250	12.500	26
27	1	320,000.00	0.05	7.000000	742.0	65.00	80.00	2.250	13.000	27
28	28	8,279,318.76	1.23	6.759944	706.1	65.00	79.85	2.285	12.760	28
29	50	13,065,599.34	1.94	6.658266	709.2	65.00	79.75	2.271	12.658	29
30	45	13,093,413.61	1.94	6.553431	704.1	65.00	78.73	2.715	12.538	30
32	18	5,446,684.78	0.81	6.287396	701.2	65.00	79.68	3.806	11.871	32
33	11	4,214,749.00	0.62	6.736199	715.8	65.00	79.09	2.741	12.506	33
34	21	8,692,877.67	1.29	6.842878	718.0	65.00	79.45	2.333	12.685	34
46	2	519,950.00	0.08	6.373774	719.3	65.00	77.50	2.438	11.374	46
47	2	547,064.36	0.08	7.433050	712.5	65.00	80.00	2.250	12.433	47
48	1	518,359.52	0.08	7.125000	755.0	65.00	80.00	2.250	12.125	48
49	2	863,261.28	0.13	6.632715	668.0	65.00	80.00	2.250	11.633	49
50	1	196,000.00	0.03	6.625000	737.0	65.00	79.03	2.250	11.625	50
51	7	2,436,900.91	0.36	7.040918	730.9	65.00	79.55	2.250	12.041	51
52	82	21,831,965.10	3.24	6.811898	715.7	65.00	79.58	2.252	11.831	52
53	138	36,359,938.99	5.39	6.823255	714.4	65.00	79.08	2.338	11.905	53
54	149	38,876,791.35	5.76	6.687097	705.6	65.00	78.65	2.298	11.852	54
55	91	34,249,929.69	5.08	7.024973	718.1	65.00	78.30	2.341	12.337	55
56	238	83,125,842.12	12.33	6.819488	714.6	65.00	78.46	2.447	12.094	56
57	404	135,223,830.15	20.05	7.212153	712.8	65.00	77.29	3.151	12.436	57
58	268	101,584,220.48	15.06	7.131068	715.8	65.00	77.96	2.915	12.201	58
59	11	7,379,120.93	1.09	6.926975	728.0	65.00	74.84	2.374	11.927	59
60	1	638,400.00	0.09	7.000000	757.0	65.00	80.00	2.250	12.000	60
72	1	359,725.46	0.05	6.500000	636.0	65.00	75.75	2.000	11.500	72
75	3	1,346,290.10	0.20	7.109718	761.4	65.00	77.56	2.558	12.598	75
76	4	1,390,666.47	0.21	6.785975	732.4	65.00	78.38	2.368	12.369	76
77	8	2,145,693.68	0.32	6.799700	665.9	65.00	78.50	2.401	11.880	77
78	13	4,396,759.39	0.65	7.120525	723.1	65.00	74.76	2.520	12.483	78
79	23	6,027,635.70	0.89	6.635948	739.6	65.00	77.48	2.682	12.532	79
80	86	26,489,429.66	3.93	6.315783	713.5	65.00	77.78	2.316	11.434	80
81	60	26,839,243.81	3.98	6.920826	713.5	65.00	76.45	2.334	11.936	81
82	42	23,037,846.76	3.42	7.181119	711.7	65.00	75.92	2.333	12.181	82
83	67	45,842,508.64	6.80	6.922718	709.0	65.00	77.37	2.296	11.933	83
84	4	2,729,000.00	0.40	6.916453	737.5	65.00	77.82	2.250	11.916	84
113	1	364,800.00	0.05	6.625000	750.0	65.00	80.00	2.250	12.625	113
115	5	2,165,354.00	0.32	6.939944	709.3	65.00	80.00	2.250	12.411	115
116	8	3,610,675.00	0.54	6.758546	699.2	65.00	77.69	2.294	12.339	116
117	1	175,200.00	0.03	6.875000	787.0	65.00	80.00	2.250	11.875	117
118	3	1,181,599.99	0.18	6.038676	711.1	65.00	79.84	2.109	11.039	118
119	2	535,200.00	0.08	6.603722	682.3	65.00	80.00	2.250	11.604	119
Total	1,927	$674,393,184.46	100.00%	6.946591%	713.4	65.00%	77.97%	2.622%	12.174%	60